Registration File No. 333-76931

811-9075

 As filed with the Securities and Exchange Commission on April 29, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C., 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. 11 ☒

ON FORM N-6 TO REGISTRATION STATEMENT ON FORM S-6

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 13 ☒

(CHECK APPROPRIATE BOX OR BOXES.)

LLAC VARIABLE ACCOUNT

(EXACT NAME OF REGISTRANT)

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

(NAME OF DEPOSITOR)

175 BERKELEY ST.

BOSTON, MASSACHUSETTS 02117

(ADDRESS OF DEPOSITOR’S PRINCIPAL EXECUTIVE OFFICES)

DEPOSITOR’S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 357-9500

J. PAUL CONDRIN, III

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

175 BERKELEY ST.

BOSTON, MASSACHUSETTS 02117

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copies to:
JOAN E. BOROS, ESQ.	WILLIAM J. O’CONNELL, ESQ.
GENERAL COUNSEL AND
JORDEN BURT, LLP	ASSISTANT SECRETARY
1025 THOMAS JEFFERSON ST., N.W.	LIBERTY LIFE ASSURANCE COMPANY
WASHINGTON, D.C. 20007-5201	OF BOSTON
175 BERKELEY ST.
BOSTON, MASSACHUSETTS 02117

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS

It is proposed that this filing will become effective (check appropriate box)

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ On May 1, 2008 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a) of Rule 485.

☐ On May 1, 2008 pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Variable portion of flexible premium variable life insurance contracts.

FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE CONTRACT
ISSUED BY
LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
IN CONNECTION WITH ITS
LLAC VARIABLE ACCOUNT
175 BERKELEY STREET, P.O. BOX 140
BOSTON, MASSACHUSETTS 02117-0140
SERVICE CENTER
100 LIBERTY WAY
DOVER, NEW HAMPSHIRE 03820
1-800-451-7065 EXT. 36203

Flexible Premium
Variable Life Insurance Contracts

issued by

Liberty Life Assurance Company of Boston

in connection with its

LLAC Variable Account

175 Berkeley Street, P.O. Box 140
Boston, Massachusetts 02117-0140

Service Center

100 Liberty Way
Dover, New Hampshire 03820
1-800-451-7065 Ext. 36203

This prospectus describes Flexible Premium Variable Life Insurance Contracts (the "Contract" or "Contracts") offered by Liberty Life Assurance Company of Boston ("we", "our" or "Liberty Life") for prospective insured persons who meet our Age and underwriting standards. The Contracts are designed to provide life insurance benefits for the Insured and investment opportunities for long-term financial objectives. The Contracts are not designed for short-term trading strategies involving frequent transfers of Contract values. This prospectus provides information that a prospective owner should know before investing in the Contracts. Please read this prospectus carefully and retain it for future reference.

The Contracts currently offer 26 investment options, each of which is a Sub-Account of LLAC Variable Account of Liberty Life (the "Variable Account") and invests in a series (a "Portfolio") of the following investment companies:

AIM Variable Insurance Funds
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Insurance Trust I

The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
MFS® Variable Insurance Trust

Please refer to the table starting on page 13 for a complete listing of the Portfolios in which the Sub-Accounts invest. Not all of the Sub-Accounts may be available under your Contract. This prospectus is valid only if accompanied by the current prospectuses for the Portfolios. If any of those Prospectuses are missing or outdated, please call or write to us at our service center at the telephone number or address given above and we will send a replacement or current version.

The Owner ("you") also can allocate all or a part of your Contract's value to the Fixed Account, which credits a specified rate of interest.

No claim is made that this variable life insurance contract is in any way similar or comparable to a systematic investment plan of a mutual fund.

In certain states the Contracts may be offered as group contracts with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise. The Contracts may not be available in all states.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or if you already own a variable life insurance contract.

The Contracts and the investments in the Portfolios are not insured by the FDIC or any other Federal Government agency, not deposits of, or guaranteed or endorsed by any bank or its subsidiaries, and involve investment risk, including the possible loss of value.

Neither the Securities and Exchange Commission nor any State Securities Commission Has Approved or Disapproved of these Securities or Passed upon the Adequacy or Accuracy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.

The Date of this Prospectus is May 1, 2008

i

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. Liberty Life does not authorize any information or representation regarding the offering described in this prospectus other than as contained in this prospectus.

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SUMMARY OF BENEFITS, RISKS & CHARACTERISTICS OF THE CONTRACTS

The following is a summary of the benefits, risks and characteristics of the Contracts. It is only a summary. Additional information on the Contracts' benefits, risks and characteristics can be found in the later sections of this prospectus. Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 52 of this prospectus.

Description and Benefits of the Contracts

Issuance and Underwriting. We will issue a Contract on the life of a prospective Insured who meets our Age and underwriting standards.

Death Benefit. The primary benefit of your Contract is life insurance coverage. While the Contract is in force, a Death Benefit will be paid to the Beneficiary when the Insured covered under the Contract dies. You or your Beneficiary may choose to receive the Death Benefit in a lump sum or under one of our proceeds options.

Choice of Death Benefit Options. The Contract offers a choice of two Death Benefits. Under Option 1, the Death Benefit will not be less than the then current Face Amount of your Contract less any outstanding loans. Under Option 2, the Death Benefit will not be less than the sum of the then current Face Amount of your Contract and your Account Value, less any outstanding loans. Under either option, the Death Benefit may equal a multiple of the Account Value, if that amount would be greater than the amount described above.

Coverage Guarantees. During defined periods of the Contracts, your Contract will not terminate, regardless of changes in its Account Value, as long as the specified Premiums have been paid and there are no loans outstanding. The terms and availability of the coverage guarantees differ in certain states.

Account Value. Your Contract has an Account Value. Your Account Value will vary with the performance of the Sub-Accounts, the amount of interest credited to the Fixed Account, and Net Premiums paid, partial withdrawals and charges assessed. The Contract provides you with the opportunity to take advantage of any increase in your Account Value due to positive investment performance of the Sub-Accounts, but you also bear the risk of any decrease due to negative investment performance. We do not guarantee a minimum Account Value.

Multiple Investment Options. The Contract currently offers a choice of 26 Sub-Accounts to invest in within the Variable Account.

Fixed Account. In addition to the above-mentioned Sub-Accounts, you may also allocate all or part of your Account Value to the Fixed Account. Amounts allocated to the Fixed Account are guaranteed by Liberty Life and earn interest daily.

Flexibility. The Contracts are designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•  Choose the timing, amount and frequency of your Premium payments;

•  Increase or decrease the Contract's Face Amount;

•  Change the Death Benefit option;

•  Change the Beneficiary;

•  Change your investment selections.

Transfers. Within limitations, you may transfer your Account Value among the Sub-Accounts and the Fixed Account. We also offer two automated transfer programs: Dollar Cost Averaging and Asset Rebalancing. While we currently waive the transfer fee, we reserve the right to charge a transfer fee of up to $25 per transfer in certain circumstances.

Right to Return Period. You have a limited period of time after your Contract has been issued during which you can cancel the Contract and receive a refund. You generally may cancel the Contract by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law. We will refund your Premium or Account Value, as provided by state law.

Surrender and Partial Withdrawals. You may surrender your Contract at any time and we will pay you its Surrender Value. After the first Contract Year, you may also withdraw a part of the Surrender Value. A partial withdrawal reduces the Account Value and may reduce the Face Amount of the Contracts and does not need to be paid back. We may deduct a withdrawal charge and/or a withdrawal fee at the time of surrender or partial withdrawal. Surrenders and partial withdrawals may have adverse tax consequences.

Loans. You may borrow up to 90% of the Surrender Value of your Contract as a Contract loan. The Contract secures the loan. Taking a loan may suspend coverage guarantees and may have adverse tax consequences. We will deduct any outstanding loan balance and unpaid loan interest we charge on Contract loans from any Death Benefit proceeds. Loans and/or accrued loan interest may be repaid while the Contract is in force.

Assignment. You may assign the Contract as collateral for a loan or other obligation. Collateral assignment of the Contract may have adverse tax consequences.

Tax Benefits. Under current tax law, you are not taxed on the Contract's earnings until you withdraw Account Value from your Contract.

Optional Insurance Benefits. There are a number of additional benefits you may be eligible to add to your Contract. Descriptions of the Optional Insurance Benefit Agreements we offer are provided in this prospectus beginning on page 34. Some of these benefits may not be available in certain states.

Risks of the Contracts

Investment Performance. Account Value allocated to the Sub-Accounts may decline in value or may not perform to your expectations. You bear the investment risk of any Account Value invested in the Sub-Accounts.

Suitability. Variable life insurance is designed for long-term financial objectives. It is not suitable as a vehicle for short-term savings due to the Withdrawal Charge applicable to the Contract in the early years, which could exceed the Account Value. You should not purchase the Contract if you will need the Account Value in a short period of time or you do not plan to maintain your Planned Premium schedule.

Risk of Lapse. Your Contract could terminate if the Surrender Value becomes too low to support the Contract's charges and you do not have a coverage guarantee. If you discontinue or reduce your Planned Premium payments, the risk of lapse will likely increase. Adverse investment performance may also increase the risk of lapse unless a coverage guarantee is in effect.

Before the Contract terminates, you will have a Grace Period during which you will be notified in writing that your coverage may terminate unless you pay additional Premium.

Limitations on Access to Cash Value. Partial withdrawals are not available in the first Contract Year and are subject to minimums and maximums. A withdrawal fee is deducted from surrenders and partial withdrawals. During the first ten Contract Years or for ten years following a Face Amount increase, surrenders and partial withdrawals may be subject to a withdrawal charge.

Limitations on Transfers among the Sub-Accounts and the Fixed Account. We impose limits and restrictions on the number, timing, and processing requirements of transfer requests. While we currently are not charging a transfer fee, the Contract provides for a transfer fee of up to $25 per transfer in certain circumstances. To discourage frequent transfers of Account Value, we will impose restrictions on transfers in certain circumstances. We also impose special restrictions on Contracts using strategies involving frequent transfers of Account Value, whether by an individual or a third party authorized to initiate transfer requests on your behalf. Special limitations apply to transfers involving the Fixed Account. We reserve the right to modify or terminate the waiver of transfer fees or impose additional limitations on transfer privileges at any time.

Impact of Loans. Taking a loan from your Contract may increase the risk that your Contract will lapse. Outstanding loans will reduce the Death Benefit proceeds. Also, if your Contract lapses with an outstanding loan, adverse tax consequences can result.

Adverse Tax Consequences. Under current tax law, if your Contract becomes a "modified endowment contract" ("MEC"), loans or partial withdrawals from your Contract, or collateral assignments of your Contract, will be included in gross income on an income first basis. Also, if you receive these distributions before you have attained Age 59 1/2, you may be subject to a 10% penalty tax on the amount distributed.

Existing tax laws which benefit this Contract may change at any time.

Portfolio Company Risks

Each Sub-Account invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Sub-Accounts invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

A comprehensive discussion of the risks of each Portfolio may be found in the Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. If you do not have a prospectus for a Portfolio, please contact us at the address or number provided on the front cover of this prospectus and we will send you a copy.

Characteristics of the Contracts

The chart below describes the principal characteristics of the Contracts. This summary also is designed to provide you a reference guide to the additional information in this prospectus.

Additional Information is provided elsewhere in this prospectus.

TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer your Account Value between investment options.

Charge	When Charge Is Deducted	Amount Deducted
Premium Expense Charge	When you pay a Premium	5.5% of each Premium(1)

Withdrawal Charge (as a percentage of Face Amount)(2)	When you surrender or take a partial withdrawal during the first ten Contract Years or within the first ten years after any increase in Face Amount

Initial Withdrawal Charge Initial Withdrawal Charge for a Male, Age 30, preferred non-tobacco rating class		Guaranteed Maximum: 5% of Face Amount Guaranteed Minimum: 0.016% of Face Amount Current: 0.08% of Face Amount

Partial Withdrawal Fee	When you take a partial withdrawal from the Contract	The lesser of $25 or 2% of the amount withdrawn(3)

Transfer Fee	Each transfer after the first 12 in each Contract Year	$25 per transfer(4)

Accelerated Death Benefit Fee	When you receive an Accelerated Death Benefit	$100 processing fee(5)

Annual Statement Fee	When you request an additional annual statement	Up to $25(6)

(1)  The current Premium expense charge is 5.5% of the total Premiums paid in each Contract Year up to 12 times the Lifetime Guaranteed Coverage monthly Premium, as described in "Guaranteed Coverage Monthly Premium", beginning on page 21, and 3.5% of any Premium in excess of that amount. Twelve times the Lifetime Guaranteed Coverage monthly Premium equals the Guideline Level Premium determined under Section 7702(c) of the Tax Code. We may change the Premium expense charge but it will never exceed 5.5% of each Premium.

(2)  This charge applies to all surrenders and partial withdrawals, unless you are eligible for the medical waiver of withdrawal charge. We also will charge a withdrawal charge if you decrease the Face Amount of your Contract. The amount of your withdrawal charge at issue will depend on the Insured's Age at issue, sex, and rating class. The withdrawal charge declines to zero percent after the tenth Contract Year. The withdrawal charge is equal to the initial withdrawal charge multiplied by the appropriate percentage for the

Contract Year in which the surrender occurs, as described in "Charges and Deductions—Withdrawal Charge" beginning on page 39.

If you reduce the Face Amount of your Contract, the withdrawal charge applied to the Account Value will be a pro rata amount of the charge that would be assessed on a surrender of your Contract. See "Change in the Face Amount" on page 32. The withdrawal charge on a partial withdrawal will be proportionate to the resulting reduction in the Face Value. See "Charges and Deductions—Withdrawal Charge," on page 39.

If you increase the Face Amount of your Contract, we will determine an additional withdrawal charge applicable to the amount of the increase and, subject to the maximum transaction fee, apply it to any subsequent surrender, partial withdrawal or decrease in Face Amount. See "Charges and Deductions—Withdrawal Charge" beginning on page 39.

(3)  This fee applies to each partial withdrawal after the first in each Contract Year.

(4)  We currently waive the transfer fee on all transfers. We reserve the right in the future to charge the transfer fee on all transfers after the first 12 transfers in a Contract Year, as described above.

(5)  You may request an Accelerated Death Benefit only once. See "Death Benefit and Optional Insurance Benefits—Accelerated Death Benefit Agreement" on page 34.

(6)  We currently waive the charge for providing additional statements. We will tell you the current charge, if one is imposed, before we send you the requested statement.

Periodic Charges other than Portfolio Operating Expenses

This table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. The cost of insurance charges shown in the table may not be representative of the charges that you would pay. Periodic charges are deducted from the Account Value and the Sub-Accounts. For more information about the cost of insurance charge that would apply to your Contract, please contact us at the address or telephone number shown on the first page of this prospectus or contact your representative.

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance ("COI") (per $1,000 monthly of net amount at risk)(1):	Monthly

Minimum and Maximum COI Charge		Guaranteed: Minimum: $0.06 per thousand Maximum: $83.33 per thousand

Current: Minimum: $0.04 per thousand Maximum: $66.65 per thousand

COI Charge for a Male Age 30 preferred non-tobacco rating class, $100,000 Face Amount		Guaranteed: $0.12 per thousand Current: $0.10 per thousand

Charge	When Charge Is Deducted	Amount Deducted
Contract Fee	Monthly	$9.00 per month for Contracts with Face Amounts under $100,000. $6.00 per month for Contracts with Face Amounts of at least $100,000.

Separate Account Expense Charge	Daily	0.60% of average daily net assets in the Variable Account(2)

Mortality and Expense Risk; Certain Taxes, and a Portion of Administrative Expenses

Federal Income Tax Charge	Daily	Currently none(3)

Net Loan Interest Rate	Accrues daily on loan balances	Standard Loan: 2%(4)

Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Contract's Account Value as part of the Monthly Deduction. You may not be eligible for all of the optional riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefit Charges" below.

Optional Insurance Benefit Charges

Charge	When Charge Is Deducted	Amount Deducted
Primary Insured Term Insurance (per $1,000 of life insurance coverage)(1)	Monthly

Minimum and Maximum COI Charge		Guaranteed: Minimum: $0.08 per thousand Maximum: $83.33 per thousand

Current: Minimum: $0.04 per thousand Maximum: $66.65 per thousand

COI charge for a Male Age 30 preferred non-tobacco rating class, $100,000 Face Amount		Guaranteed: $0.12 per thousand Current: $0.10 per thousand

Additional Insured Term Insurance (per $1,000 of life insurance coverage)(1)	Monthly

Minimum and Maximum COI Charge		Guaranteed: Minimum: $0.08 per thousand Maximum: $83.33 per thousand

Current:

Minimum: $0.05 per thousand Maximum: $66.65 per thousand

Charge	When Charge Is Deducted	Amount Deducted
COI charge for a Male Age 30 preferred non-tobacco rating class, $100,000 Face Amount		Guaranteed: $0.12 per thousand Current: $0.10 per thousand

Level Term Insurance (per $1,000 of life insurance coverage)(5)	Monthly

Minimum and Maximum COI Charge		Current and Guaranteed: Minimum: $0.03 per thousand Maximum: $1.97 per thousand

COI charge for a Male Age 30 preferred non-tobacco rating class, $100,000 Face Amount		Current and Guaranteed: $0.15 per thousand

Waiver of Specified Monthly Premium (per $1 specified monthly premium waived)(6)	Monthly

Minimum and Maximum COI Charge		Current and Guaranteed: Minimum: $0.02 per $1 specified premium Maximum: $0.19 per $1 specified premium

Charge for Age 30 at Issue		Guaranteed: $0.19 per $1 specified premium

Current: $0.04 per $1 specified premium

Waiver of Monthly Deduction (per $1 monthly deductions waived)(7)	Monthly

Minimum and Maximum Charge		Current and Guaranteed: Minimum: $0.03 per $1 monthly deductions Maximum: $0.46 per $1 monthly deductions

Charge for Age 30 First Contract Year		Current and Guaranteed: $0.03 per $1 monthly deductions

Charge	When Charge Is Deducted	Amount Deducted
Children's Protection Benefit (per $1,000 of children's life insurance coverage)	Monthly

Minimum and Maximum COI Charge		Current and Guaranteed: $0.50 per thousand

Accidental Death And Dismemberment ("AD&D") (per $1,000 AD & D insurance coverage)(8)	Monthly

Minimum and Maximum COI Charge		Guaranteed: Minimum: $0.05 per thousand Maximum: $0.07 per thousand

Current: Minimum: $0.05 per thousand Maximum: $0.07 per thousand

Charge for a Male		Current and Guaranteed: $0.07 per thousand

(1)  Cost of insurance charges vary based on Age, sex, rating class, history of tobacco use of the Insured and Contract date. In general, the cost of insurance charges you pay will increase as the Insured ages. The net amount at risk is determined by subtracting the Account Value from the Death Benefit divided by 1.0032737. We determine the current cost of insurance rates but we guarantee that we will never charge you a higher rate than the guaranteed rate shown in your Contract. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charge, see "Charges and Deductions" beginning on page 36.

(2)  Deducted each Valuation Period in an amount equal to 1/365 of the annual rate shown, multiplied by the Account Value in the Variable Account on the relevant Valuation Date, multiplied by the number of days in the relevant Valuation Period.

(3)  We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Variable Account. We reserve the right to do so in the future if federal tax laws change so that there is a tax imposed on the Variable Account. See "Charges and Deductions—Separate Account Expense Charge" beginning on page 36.

(4)  The Net Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Account Value held in the Loan Account to secure the loan. This charge does not apply to preferred loans. See "Loans—Interest" on page 42.

(5)  Cost of insurance charges vary based on issue Age, sex, rating class, and history of tobacco use of the Insured.

(6)  Benefit charges vary based on issue Age.

(7)  Benefit charges vary based on Insured's actual Age, as of most recent Contract Anniversary.

(8)  Benefit charges vary based on gender.

Annual Portfolio Operating Expenses

The minimum and maximum total operating expenses charged by the Portfolio companies that you may pay periodically during the time you own the Contract are listed below. Additional detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

	Minimum		Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements(1)	0.27%	–	1.11%

(1)  The figures shown in the table above are not subject to any fee reduction or expense reimbursement arrangement. However, the advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. Certain of these arrangements are contractually required to remain in effect at least through April 30, 2009. Other arrangements are voluntary and may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Portfolio's prospectus.

DESCRIPTION OF LIBERTY LIFE AND THE VARIABLE ACCOUNT

Liberty Life Assurance Company of Boston. Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance, group life, disability insurance and individual and group annuity contracts. Some of these contracts are eligible to receive dividends and some are not. The variable life insurance contracts described in this prospectus are not eligible for dividends. Liberty Life is licensed to do business in all states, in the District of Columbia, and in Canada. We intend to market the Contracts everywhere in the United States where we conduct life insurance business.

With a long-standing commitment to professional standards of conduct in the advertising and sale of life insurance products and services, Liberty Life is an accredited member of the Insurance Marketplace Standards Association ("IMSA").

Liberty Life is an indirect wholly-owned subsidiary of Liberty Mutual Holding Company Inc, which also owns Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company. Liberty Life is a subsidiary of Liberty Mutual.

Liberty Life is obligated to pay all amounts promised to Contract Owners under the Contracts. Pursuant to a guarantee agreement effective February 3, 1998, and as amended on March 3, 2006, Liberty Mutual unconditionally guarantees to us on behalf of and for the benefit of Liberty Life and owners of life insurance contracts and annuity contracts issued by Liberty Life that Liberty Mutual will, on demand, make funds available to us for the timely payment of contractual obligations under any insurance policy or annuity contract issued by us. Liberty Mutual's commitment under the guarantee agreement supports our general account obligations, including our Fixed Account obligations under the Contracts and our obligation to pay death benefits in excess of the Account Values of the Contracts. While the guarantee agreement provides us with financial backing from Liberty Mutual, it does not create a direct contractual relationship between Liberty Mutual and you. Liberty Mutual may terminate this guarantee on notice to Liberty Life.

Variable Account. LLAC Variable Account was originally established on July 10, 1998, as a segregated asset account of Liberty Life, under the laws of the Commonwealth of Massachusetts. The Variable Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). The SEC does not supervise the management of the Variable Account or Liberty Life.

We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Account Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Liberty Life.

The Variable Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. Values allocated to the Variable Account will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. In the future, we may use the Variable Account to fund other variable life insurance contracts. We will account separately for each type of variable life insurance contract funded by the Variable Account.

Safekeeping of the Variable Account's Assets. We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

The Investment and Fixed Account Options

Variable Account Investments. Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is a separate investment series of an open end management investment company registered under the 1940 Act. You should read the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio have no effect on the investment performance of any other Portfolio.

The following table lists the Portfolios in which each Sub-Account invests, information on each Portfolio's investment adviser and sub-adviser if applicable, as well as the investment objective of the Portfolio.

More detailed information concerning the Portfolios and their investment objectives, strategies, policies, risks and expenses is contained in each portfolio's prospectuses. A copy of each underlying Portfolio's prospectus accompanies this prospectus.

Portfolios in Which the Variable Account Invests	Investment Adviser (and Sub-Adviser, if Applicable)	Investment Objective
AIM Variable Insurance Funds (Series I Shares)

AIM V.I. Capital Appreciation Fund	ADVISER: Invesco Aim
Advisors, Inc.

	SUB-ADVISERS: AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	Growth of capital.

AIM V.I. Government Securities Fund	ADVISER: Invesco Aim
Advisors, Inc

	SUB-ADVISERS: AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	A high level of current income consistent with reasonable concern for safety of principal

Portfolios in Which the Variable Account Invests	Investment Adviser (and Sub-Adviser, if Applicable)	Investment Objective
AIM V.I. International Growth Fund	ADVISER: Invesco Aim
Advisors, Inc

	SUB-ADVISERS: AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc . on or prior to December 31, 2008; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	Long-term growth of capital.

AIM V.I. Technology Fund	ADVISER: Invesco Aim
Advisors, Inc

	SUB-ADVISERS: AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited	Capital growth

Columbia Funds Variable Insurance Trust (A Shares)

Columbia Small Cap Value Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks long-term capital appreciation.

Columbia Strategic Income Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks total return, consisting of current income and capital appreciation.

Portfolios in Which the Variable Account Invests	Investment Adviser (and Sub-Adviser, if Applicable)	Investment Objective
Columbia Large Cap Value Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks long-term capital appreciation.

Columbia Asset Allocation Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC SUB-ADVISER: Nordea Investment Management North America, Inc.	Seeks total return, consisting of current income and long-term capital appreciation.

Columbia Large Cap Growth Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks long-term capital appreciation.

Columbia Money Market Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC	Seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Columbia Funds Variable Insurance Trust I (A Shares)

Columbia High Yield Fund, Variable Series	ADVISER: Columbia Management Advisors, LLC SUB-ADVISER: MacKay Shields LLC	Seeks total return consisting of a high level of income and capital appreciation.

The Dreyfus Corporation (Initial Shares)

Dreyfus Stock Index Fund, Inc.	ADVISER: The Dreyfus Corporation SUB-ADVISER: Mellon Equity Associates, LLP	Seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund Appreciation Portfolio	ADVISER: The Dreyfus Corporation SUB-ADVISER: Fayez Sarofim & Co.	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Dreyfus Socially Responsible Growth Fund, Inc.	ADVISER: The Dreyfus Corporation	Seeks capital growth, with current income as a secondary goal.

Dreyfus Investment Portfolios Technology Growth Portfolio	ADVISER: The Dreyfus Corporation	Seeks capital appreciation.

Portfolios in Which the Variable Account Invests	Investment Adviser (and Sub-Adviser, if Applicable)	Investment Objective
Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)

Franklin Growth and Income Securities Fund	ADVISER: Franklin Advisers, Inc.	Seeks capital appreciation with current income as a secondary goal.

Franklin Large Cap Growth Securities Fund	ADVISER: Franklin Advisers, Inc.	Seeks capital appreciation.

Franklin Strategic Income Securities Fund	ADVISER: Franklin Advisers, Inc.	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal.

Templeton Growth Securities Fund	ADVISER: Templeton Global Advisors Limited SUB-ADVISER: Templeton Asset Management Limited	Seeks long-term capital growth.

Franklin Money Market Fund	ADVISER: Franklin Advisers, Inc.	Seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00.

MFS Variable Insurance Trust (Initial Class Shares)

MFS VIT Growth Series (formerly MFS VIT Emerging Growth Series)	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT Research Series	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT Utilities Series	ADVISER: Massachusetts Financial Services Company	Seeks total return.

MFS VIT Investors Trust Series	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT Core Equity Series	ADVISER: Massachusetts Financial Services Company	Seeks capital appreciation.

MFS VIT High Income Series	ADVISER: Massachusetts Financial Services Company	Seeks total return with an emphasis on high current income, but also considering capital appreciation.

Not all Sub-Accounts may be available under your Contract. You should contact your representative for further information on the availability of the Sub-Accounts.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Sub-Accounts invest. You bear the investment risk that the Portfolios possibly will not meet their objectives. You should carefully review the Portfolios' prospectuses before allocating amounts to the Sub-Accounts.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity Contract Owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity Contract Owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Contract Owners will not bear the attendant expenses.

Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio.

Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Account Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. If you assign your Contract, however, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

Additions, Deletions, and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Net Premiums under the Contract. Any substitution will comply with the requirements of the 1940 Act. We also reserve the right to make the following changes in the operation of the Variable Account and the Sub-Accounts:

(a)  to operate the Variable Account in any form permitted by law;

(b)  to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)  to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

(d)  to add, combine, or remove Sub-Accounts in the Variable Account;

(e)  to assess a charge for taxes attributable to the operation of the Variable Account or for other taxes, as described in "Charges and Deductions—Separate Account Expense Charge" on page 36; and

(f)  to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

The Fixed Account

The Portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (the "1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Net Premiums to the Fixed Account. Under this option, we guarantee the principal amount allocated to the Fixed Account and the rate of interest that will be credited to the Fixed Account, as described below. From time to time we will set a current interest rate applicable to Net Premiums and transfers allocated to the Fixed Account during a Contract Year. We guarantee that the current rate in effect when a Net Premium or transfer to the Fixed Account is made will apply to that amount until at least the next Contract Anniversary. We may declare different rates for amounts that are allocated to the Fixed Account at different times. We determine interest rates in accordance with then-current market conditions and other factors.

The effective interest rate credited at any time to your Contract's Fixed Account is the weighted average of all of the interest rates for your Contract. The rates of interest that we set will never be less than the minimum guaranteed interest rate shown in your Contract. We may credit interest at a higher rate, but we are not obligated to do so.

During the 60 days after each Contract Anniversary, you may transfer all or part of your Fixed Account balance to the Sub-Accounts, subject to the requirements and limits described in "Allocation of Net Premiums" on page 25.

Amounts allocated to the Fixed Account become part of the general account of Liberty Life. Liberty Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial or full withdrawals from the Fixed Account for up to six months from the date we receive your written withdrawal request. If we defer payment for more than 30 days, we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

PURCHASING A CONTRACT

Initial Premium. You must pay an initial Premium to purchase a Contract.

You may apply to purchase a Contract by submitting a written application to us through one of our authorized sales representatives. Before we issue a Contract, we will require the Insured to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our issue Age and underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Contract to you, we will return your Premium to you. We reserve the right to change the terms or conditions of your Contract to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements, which are attached to this prospectus or in endorsements to the Contract, as appropriate.

We will not accept your initial Premium with your application if the requested Face Amount of your Contract exceeds our then-current limit. In other cases, you may choose to pay the initial Premium with your application. If you did not submit your initial Premium with your application, when we deliver your Contract we will require you to pay sufficient Premium to place your Contract in force.

If we approve your application, you will earn interest and/or investment return on your Net Premium from the Contract Date. We will also begin to deduct the Contract charges as of the Contract Date. We may temporarily allocate a portion of your initial Net Premium to our Fixed Account until we allocate it to the Sub-Accounts and the Fixed Account in accordance with the procedures described in the "Allocation of Net Premiums" beginning on page 25.

If we reject your application, we will not issue you a Contract. We will return any Premium you have paid, adding interest at the rate required in your state. In general, we will mail a refund of Premium within seven days of the date that we reject your application. We will not subtract any Contract charges from the amount we refund to you.

Contract Date. In general, the Contract Date will be the effective date of insurance coverage under your Contract. The Contract Date will be the later of the date that we receive your initial Premium and the date we approve your application. In our discretion, we may permit an earlier Contract Date. We use the Contract Date to determine Contract Anniversaries, Contract Years, and Monthly Dates.

Face Amount. The Face Amount is the amount of life insurance coverage designated by you on your application and which is used to determine the Death Benefit under the Contract. You may choose between one of two Death Benefit options: (1) a level amount, which generally equals the Face Amount of the Contract; or (2) a variable amount, which generally equals the Face Amount plus the Account Value. In certain circumstances, the Death Benefit may increase or decrease based on the investment experience of the Portfolios underlying the Sub-Accounts to which you have allocated your Net Premiums.

As long as the Contract remains in force and you make no withdrawals, the Death Benefit will never be less than the Face Amount. The minimum Face Amount under the Contract is $50,000. We will reduce the amount of the Death Benefit by any unpaid Indebtedness and any unpaid Contract charge. For additional information about the Death Benefit, please see "Death Benefit and Optional Insurance Benefits" beginning on page 30.

Subsequent Premiums. You may pay additional Premiums during the Insured's lifetime from the Contract Date until the Contract Anniversary following the Insured's 100th birthday. You may pay Planned Premiums at the intervals selected in your application. You may change the amount or interval of your Planned Premiums at any time by written request. The amount of each Planned Premium must at least equal our minimum. We also reserve the right to limit the amount of any increase in a Planned Premium. For Contracts issued for delivery in Maryland, we will not limit the amount of Planned Premiums, nor limit the amount of an increase in each Planned Premium. Please see your Contract or contact your representative for additional details. While your Contract will show a Planned Premium amount, you are not required to pay Planned Premiums. Your Contract will not lapse solely because you did not pay a Planned Premium.

Your Contract may enter the Grace Period, and thereafter lapse, even if you pay all of the Planned Premiums if no Coverage Guarantee is in effect and the Surrender Value is no longer enough to cover the Monthly Deductions. Paying Planned Premiums can help to keep your Contract in force, however, if your payments at least equal the applicable Guaranteed Coverage Premiums. If you owe any Indebtedness under the Contract, we will treat any unscheduled Premium as a repayment of the Indebtedness and not as additional Premium. You may pay Premiums at our Service Center or to an authorized representative.

You may pay unscheduled Premiums, provided the payment is at least $50, and the Premium will not disqualify the Contract as a life insurance Contract under the Tax Code. If any unscheduled Premium increases the Death Benefit by more than it increases the Account Value, we will require evidence of insurability satisfactory to us. For example, if you choose an Option 1 Death Benefit, we may require evidence of insurability whenever your Death Benefit would exceed the Face Amount of your Contract after applying the unscheduled premium. See "Death Benefit Options" on page 30, for an explanation of when the Death Benefit under Death Benefit Option 1 may exceed the Face Amount. If such evidence is required, we will notify you of our requirements by telephone or in writing.

Subsequent Premiums may be billed annually, semi-annually, or quarterly. You may elect to pay Premiums by pre-authorized check. Under this procedure, we automatically deduct Premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service or change your billing mode by contacting our Service Center. An interest factor is included in modal Premiums other than annual.

Guaranteed Coverage Monthly Premium. This Contract includes three coverage guarantees:

Three-Year Guaranteed Coverage;
Limited Guaranteed Coverage; and
Lifetime Guaranteed Coverage.

These coverage guarantees are intended to enable you to ensure that your Contract will remain in force during a specified period regardless of changes in the Account Value. The specified period for Three-Year Guaranteed Coverage is the first three Contract Years. The specified period for Limited Guaranteed Coverage is the period from the Contract Date until the later of: (a) the Insured's 75th birthday; or (b) the 15th Contract Anniversary. Lifetime Guaranteed Coverage will remain in effect until the Insured's death, provided that sufficient guaranteed coverage monthly Premiums are paid as described below.

As a general rule, your Contract will enter the Grace Period, and may lapse, if the Surrender Value is not sufficient to pay a Monthly Deduction when it is due. Under each coverage guarantee, however, we guarantee that regardless of declines in your Account Value, your Contract will not enter the Grace Period as long as you have no outstanding Indebtedness and you have paid sufficient total Premiums. To keep a coverage guarantee in effect, your total Premiums must at least equal: (a) the total of the applicable guaranteed coverage monthly Premiums for each month since the Contract Date; plus (b) the amount of any partial withdrawals. If the Insured dies during a Grace Period, the Death Benefit will be reduced by any Monthly Deductions and any Loan Interest due but not paid.

However, if Lifetime Guaranteed Coverage is still in effect and the Contract is still in force when the Insured reaches age 100, we will not require you to pay additional Premium, but the Death Benefit thereafter will be the greater of the Face Amount or 101% of the Account Value (the Death Benefit after age 100 will always be 100% of Account Value in Florida). The guaranteed coverage monthly Premium for each coverage guarantee under your Contract is set forth on the Contract Information Page.

The guaranteed coverage monthly Premium for each coverage guarantee is based on the Insured's Age at issue, sex and rate class, your Contract's Face Amount and Death Benefit option, any optional insurance benefit agreement, and the duration of the coverage guarantee. Guaranteed coverage Premiums will be increased for additional benefits added to the Contract. The guaranteed coverage Premium applicable to your Contract will be provided in your Contract's specifications pages. If you increase or decrease the Face Amount of your Contract, change your Death Benefit option, or add an optional insurance benefit agreement, we will adjust the guaranteed coverage monthly Premium amounts applicable after the change. We will notify you in writing of any adjustments to your guaranteed coverage monthly Premium.

For Contracts issued for delivery in Maryland and New Jersey, under the coverage guarantee, we guarantee that regardless of declines in your Account Value or the existence of outstanding Indebtedness, your Contract will not enter the Grace Period as long as you have paid sufficient total Premiums. To keep the coverage guarantee in effect, your total Premiums must at least equal: (a) the total of the guaranteed coverage monthly Premiums for each month since the Contract Date; plus (b) the amount of any partial withdrawals; plus (c) the amount of any outstanding Indebtedness.

If at any time your total Premiums are insufficient to keep the Limited or Lifetime Coverage Guarantee in effect, we will notify you and you will have a fixed period of time, currently 60 months, to satisfy the Premium shortfall. We may change the 60 month time period for satisfying the Premium shortfall, but we will not reduce it to fewer than 12 months. If you do not satisfy the Premium shortfall, that coverage guarantee will end and it cannot be reinstated. If the Three-Year Coverage Guarantee terminates, it may not be reinstated. If all of the coverage guarantees are no longer in effect, your Contract will stay in force provided that the Surrender Value is sufficient to pay the Monthly Deductions as they come due.

In some states, the coverage guarantees may be unavailable or the terms may differ. In Massachusetts, Lifetime Guaranteed Coverage is not available and Limited Guaranteed Coverage ends five years after the Contract Date. In addition, for Contracts issued for delivery in Maryland, New Jersey and Texas, certain of the coverage guarantees described above are not available. Please refer to your Contract for specific information on the coverage guarantees available to you in these states. Please see your Contract or contact your representative for additional details.

Modified Endowment Contract. Under certain circumstances, a Contract could be classified as a "modified endowment contract" ("MEC"), a category of life insurance contract defined in the Tax Code. If your Contract were to become a MEC, distributions and loans from the Contract could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Income Tax Considerations—Contracts Which Are MECs" on page 50.

Your Contract could be deemed to be a MEC if, among other things, you pay too much Premium or the Death Benefit is reduced. We will monitor the status of your Contract and advise you if you need to take action to prevent your Contract from being deemed a MEC. If you pay a Premium that would result in your Contract being deemed a MEC, we will notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Contract being deemed a MEC. If, however, you choose to have your Contract deemed a MEC, we will not refund the Premium.

If you replace a MEC issued by another insurer with a Contract, your Contract will also be deemed to be a MEC. Our ability to determine whether a replaced contract issued by another insurer is a MEC is based solely on the sufficiency of the contract data we receive from the other insurer. We do not consider ourselves to be liable to you if that data is insufficient to accurately determine whether the replaced contract is a MEC. You should discuss this issue with your tax adviser if it pertains to your situation.

Right to Return Contract. In many states, you may cancel your Contract by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law. If you return your Contract, the Contract terminates and, in most states, we will pay you an amount equal to your initial Premium payment. We ordinarily will pay the refund within seven days of receiving your request. No withdrawal charge is imposed upon return of a Contract within the right to return period. These right to return regulations may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Accordingly, you should refer to your Contract for specific information about your circumstances.

ACCOUNT VALUE

General. Your Account Value is the sum of the value of your interest in the Sub-Accounts you have chosen, plus your Fixed Account balance, plus your Loan Account balance. On the Contract Date, your Account Value is equal to your initial Net Premium minus any of the charges described below that are due on that date. Thereafter, your Account Value may change daily, as described below. Subsequent Net Premiums are equal to the Premiums you pay less a Premium expense charge, which is deducted prior to allocation in the Account Value. Your Account Value may increase or decrease daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial withdrawals and charges assessed.

The Contract does not have a guaranteed minimum Account Value. Your Contract's Account Value will rise and fall, depending on the investment performance of the Portfolios underlying the Sub-Accounts to which you allocate your Net Premiums. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios. The Account Value will also reflect Net Premiums, amounts withdrawn, and cost of insurance and any other charges.

Your Contracts' Account Value, minus any applicable withdrawal charges as stated in your Contract minus any Indebtedness equals the Surrender Value. Your Contract could terminate if the Surrender Value becomes too low to support the Contract's charges and you do not have a coverage guarantee. If you discontinue or reduce your Planned Premium payments, the risk of lapse will likely increase. Adverse investment performance may also increase the risk of lapse unless a coverage guarantee is in effect. Before the Contract terminates, you will have a Grace Period during which you will be notified in writing that your coverage may terminate unless you pay additional Premium.

Adjustments to Account Value. Over the life of your Contract, your Account Value will increase and/or decrease as indicated below to reflect the following:

—  Addition of new Net Premiums.

—  Any increase due to the investment experience of the chosen Sub-Accounts.

—  Addition of guaranteed interest at an annual effective rate of 4.0% (plus any excess interest if applicable) on the portion of the Account Value allocated to the Fixed Account.

—  Addition of interest at an annual effective rate of 6.0% on the portion of your Loan Account, which serves as collateral for your preferred Contract loans, if any.

—  Addition of interest at an effective annual rate of 4.0% on the portion of your Loan Account, which serves as collateral for your other Contract loans, if any.

—  Any decrease due to the investment experience of the chosen Sub-Accounts.

—  Subtraction of any amounts withdrawn.

—  Subtraction of the charges listed in "Charges and Deductions", beginning on page 36, as applicable.

We make all valuations in connection with the Contract (other than the initial Premium) on the date we receive your Premium or your request for other action at our Service Center, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day which is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Net Premiums" on page 25.

Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Contract by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

A Valuation Date is any day on which the net asset value of the units of each division of the Variable Account is determined. Generally, this will be any date on which the New York Stock Exchange ("NYSE"), or its successor, is open for trading. Our Valuation Date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Sub-Account on each Valuation Date. A Sub-Account's Accumulation Unit Value for a particular Valuation Date will equal the Sub-Account's Accumulation Unit Value on the preceding Valuation Day multiplied by the Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is (1) divided by (2) minus (3), where:

(1)  is the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the ex-dividend date occurs in that Valuation Period;

(2)  is the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period; and

(3)  is an amount equal to the Separate Account Expense Charge imposed during the Valuation Period.

You should refer to the prospectuses for the Portfolios, which accompany this prospectus, for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Sub-Account and, therefore, your Account Value.

Postponement of Payments. We may defer for up to 15 days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to the Account Value allocated to the Variable Account within seven days of our receiving your written request, except:

(1)  whenever the NYSE is closed (other than customary weekend and holiday closings);

(2)  when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Variable Account's investments or determination of the value of its net assets is not reasonably practicable; or

(3)  at any other time permitted by the SEC for your protection.

In addition, we may delay payment of Account Value in the Fixed Account for up to six months or a shorter period if required by law.

If we defer payment for more than 30 days we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

ALLOCATION OF NET PREMIUMS

Initial Net Premium. We generally allocate your initial Net Premium to the Sub-Accounts and the Fixed Account as of the Contract Date. Until the fifth day after the end of the right to return period, however, we will not allocate more than $2,000 of your Net Premiums to the Sub-Accounts. Before then, if your Premium allocation instructions would require us to allocate more than $2,000 to the Sub-Accounts, we will allocate the first $2,000 to the Sub-Accounts in accordance with your instructions and temporarily allocate the excess to the Fixed Account. We generally will then reallocate that excess amount (including any interest) among the Sub-Accounts and the Fixed Account, in accordance with your instructions, on the 15th day after the Delivery Date. This period may be longer, depending on the length of the right to return period in your state, as it will always equal five days plus the number of days in the right to return period in your state. The amount temporarily allocated to the Fixed Account will earn interest until it is reallocated to the Sub-Accounts. In our discretion, in the future we may increase or decrease the temporary allocation limit or otherwise change our procedures for allocating Net

Premiums received before the end of the right to return period. We will not change the temporary allocation provisions of your Contract once we have delivered it to you.

If there are outstanding requirements when we issue your Contract that prevent us from placing your Contract in force, your Premiums will not be allocated until all requirements are satisfied. In addition, if we permit you to select a Contract Date before receipt of your initial Net Premium and approval of your application, we may initially allocate your entire Net Premium to our Fixed Account until the date on which we otherwise would have initially allocated your Net Premiums to the Sub-Accounts.

You must specify your allocation percentages in your Contract application. Percentages must be in whole numbers and the total allocation must equal 100%. We will allocate your Net Premiums in those percentages, until you give us new allocation instructions.

You initially may allocate your Account Value to up to ten Sub-Accounts and the Fixed Account. Moreover, you may not allocate less than five percent of your Account Value to any one option. You subsequently may add or delete Sub-Accounts and/or the Fixed Account from your allocation instructions without regard to this limit. Your allocation to the Fixed Account, if any, does not count against this limit. In the future we may change these limits.

Subsequent Net Premiums. Net Premiums paid after your initial Premium generally will be allocated to the Sub-Accounts and the Fixed Account as of the date we receive your Premium in our Service Center. If an unscheduled Premium requires underwriting, however, we may delay allocation until after we have completed underwriting. We will follow the allocation instructions in our file, unless you send us new allocation instructions with your Premium. If you have any outstanding Indebtedness, we will apply any unscheduled Premium to your outstanding loan balance until it is fully repaid, unless you instruct us otherwise in writing.

TRANSFER PROVISIONS

Transfer Privilege. The Contracts provide investment opportunities for long-term financial objectives. The Contracts are not designed for short-term trading strategies involving excessive transfers of Contract values. The Company discourages excessive transfers of Contract values and does not accommodate short-term trading strategies involving excessive transfers of Contract values. Short-term trading strategies involving frequent transfers of Contract values, when excessive, have the potential to interfere with the efficient management of the Portfolios, generate transaction costs and other expenses and have other adverse effects on Contract Owners who purchase the Contracts for long-term financial objectives.

We have procedures designed to identify and limit frequent transfer activity. These procedures are designed to protect the interests of Contract Owners who have purchased the Contracts for long-term financial objectives and will be applied uniformly by the Company. We monitor the number and timing of transfer activity by Contract Owners or third parties authorized to effect transfers on their behalf. We impose limits and restrictions on the number, timing, and processing requirements of transfer requests, as described below. Also, we will impose special restrictions for Contracts using strategies of programmed and excessive transfers engaged in short-term trading strategies, such as those used by professional market timers or other organizations on a uniform basis. As required by applicable laws and regulations, we will disclose customer information requested by the Portfolios to monitor trading activity. In addition, we will impose the trading restrictions and/or impose redemption fees requested by the Portfolios pursuant to their established procedures on a uniform basis for all Contract Owners invested in the affected Portfolio.

Some Contract Owners and third parties authorized to effect transfers on their behalf engaging in short-term trading strategies may employ tactics to avoid detection. Despite our efforts to prevent the use of the Contracts for short-term trading strategies involving excessive transfers of Contract values, there is no assurance that we will be able to identify such Contract Owners or third parties or deter their use of the Contracts for such purposes and, therefore, Contract Owners could be subject to the risks noted above.

We may modify the transfer privilege at any time. Modifications will be applied on a uniform basis for all Contract Owners going forward.

Limitations on Transfers. While the Contract is in force, you may transfer Account Value among the Fixed Account and Sub-Accounts in writing or by telephone. We will allow you to effect up to 20 transfers each calendar year by telephone, fax or mail. Once that limit has been reached, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by mail, excluding same-day delivery by mail or by courier. Currently, we do not accept transfer requests via electronic means, such as email.

After you have submitted 20 transfer requests in a calendar year, a subsequent transfer request by telephone or fax will be rejected. We will notify you in writing if a transfer request is rejected. Currently, transfers effected systematically under either our optional Dollar Cost Averaging or Asset Rebalancing programs described below do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. In the event of such a change, we will notify you in advance of the effective date of the change.

You may not request a transfer of less than $250 from a single Sub-Account, unless the amount requested is your entire balance in the Sub-Account. If less than $500 would remain in a Sub-Account after a transfer, we may require you to transfer the entire balance of the Sub-Account. We reserve the right to change these minimums.

If we detect a pattern of excessive transfers of Contract values, such as the short-term trading strategies employed by professional market timers or other organizations, by Contract Owners or third parties authorized to effect transfers on their behalf, we will impose special restrictions on those Contracts. Such restrictions will be applied to individual Contract Owners on a uniform basis and may include, but are not limited to, delaying transfer requests until the next valuation date at the Accumulation Unit Value determined on that date or refusing any and all transfer instructions above the 20 transfers permitted each calendar year by telephone, fax or mail. We will provide you written notification of any restrictions imposed in advance of the effective date.

In addition, some of the Portfolios reserve the right to delay transfer requests from the Variable Account and/or impose redemption fees. Some Portfolios may refuse transfer requests for purchase transactions. These restrictions may be imposed if, in the judgment of the Portfolio's investment adviser, the Portfolio would be unable to invest effectively in accordance with its investment policies and objectives, or the request is considered to be short-term trading activity. Accordingly, the Variable Account may not be in a position to effectuate some transfers with the Portfolios and, therefore, will be unable to process such transfer requests. We will notify you in writing if we are not able to process a requested transfer.

Neither the Company nor its authorized representatives shall be liable for any loss resulting from rejected transfer requests.

We currently are waiving the transfer fee on all transfers, including Dollar Cost Averaging and Asset Rebalancing transfers. Under the Contract, however, we may charge a maximum transfer fee of $25 on each transfer after the first 12 transfers in any Contract Year. We may impose a limit on the number of free transfers or change that number, at any time.

We currently do not limit the number of Sub-Accounts to which you may allocate your Account Value, other than in your initial allocation. We may impose a limit in the future.

As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day, subject to the limitations discussed above. Otherwise, we will make the transfer on the first subsequent day on which we and the NYSE are open. Transfers pursuant to a Dollar Cost Averaging or Asset Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish.

You may make transfers from the Fixed Account to the Sub-Accounts only during the 60 days after each Contract Anniversary. You must submit your request no later than the end of this 60-day period. In addition, in each Contract Year, the largest amount that you may transfer out of the Fixed Account is the greater of: (a) the amount transferred in the prior Contract Year; (b) 20% of the current Fixed Account balance; or (c) the entire balance if it is not more than $250. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

We will not charge a transfer fee on a transfer of all of the Account Value in the Sub-Accounts to the Fixed Account.

Transfers Authorized by Telephone. You may make transfers by telephone, up to the limits and subject to the restrictions described above, unless you advise us in writing not to accept telephonic transfer instructions. Telephone transfer requests must be received by 4:00 p.m. Eastern time in order to be processed at that day's price.

We use procedures that we believe provide reasonable assurances that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. If we do not take reasonable steps to help ensure that a telephone authorization is valid, however, we may be liable for such losses. We may suspend, modify or terminate the telephone transfer privilege at any time without notice. Telephone transfers may not be available in some states.

Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Contract is in force you may authorize us to transfer a fixed dollar amount each month to the Sub-Accounts of your choice in accordance with the procedures and requirements that we establish. The transfers will continue until you instruct us to stop, or until your chosen source of transfer payments is exhausted. If you are Dollar Cost Averaging from the Fixed Account and instruct us to stop, you will have 60 days to transfer any or all of your Fixed Account balance from the Fixed Account to the Sub-Accounts. After that time, you cannot transfer from the Fixed Account until your next Contract Anniversary. Additional details on transfer restrictions from the Fixed Account are provided in "Transfers of Account Value" above. We currently are waiving the contractual transfer fee on all transfers, including Dollar Cost Averaging transfers. If we limit the number of free transfers, however, transfers under the Dollar Cost Averaging program will count toward that limit and transfers above that limit will be subject to the transfer fee. See "Charges and Deductions—Transfer Fee" on page 40.

Your request to participate in this program will be effective when we receive a completed written request form at our Service Center. You may discontinue participation in the program by notifying us at our Service Center. We do not impose a separate charge for participating in this program. We may change, terminate, limit or suspend Dollar Cost Averaging at any time. Call or write us for a copy of the request form and additional information concerning the program.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. Participation in this program does not assure you of a greater profit, however, from your purchases under the program.

In addition, the program will not prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with Dollar Cost Averaging. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Dollar Cost Averaging is being used.

You may not participate in both the Dollar Cost Averaging and Asset Rebalancing programs at the same time.

Asset Rebalancing. Asset Rebalancing allows you to readjust the percentage of your Account Value allocated to each Sub-Account to maintain a pre-set level. Over time, the variations in each Sub-Account's investment results will shift the balance of your Account Value allocations. Under the Asset Rebalancing feature, we periodically will transfer your Account Value, including new Net Premium (unless you specify otherwise), back to the percentages you specify in accordance with procedures and requirements that we establish. All of your Account Value allocated to the Sub-Accounts must be included in an Asset Rebalancing program. You may not include your Fixed Account balance in an Asset Rebalancing program. We currently are waiving the Contractual transfer fee on all transfers, including Asset Rebalancing transfers. If we limit the number of free transfers, however, transfers under an Asset Rebalancing program will count toward that limit and transfers above that limit will be subject to the transfer fee. See "Charges and Deductions—Transfer Fee" on page 40.

You may request Asset Rebalancing when you apply for your Contract or by submitting a completed written request to us at our Service Center. You may discontinue participation in the program by notifying us at our Service Center. We do not impose a separate charge for participating in this program. Please call or write us for a copy of the request form and additional information concerning Asset Rebalancing.

Asset Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Account Value allocated to the better performing segments. Other investment programs may not work in concert with Asset Rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Asset Rebalancing is being used. We may change, terminate, limit, or suspend Asset Rebalancing at any time.

You may not participate in both the Dollar Cost Averaging and Asset Rebalancing programs at the same time.

DEATH BENEFIT AND OPTIONAL INSURANCE BENEFITS

Death Benefit. While your Contract is in force, we will pay Death Benefit proceeds to the Beneficiary upon the death of the Insured in a lump sum or under an optional payment plan, as described below.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Indebtedness, and less any due and unpaid charges. The proceeds may be increased, if you have added an agreement that provides an additional benefit. We will determine the amount of the Death Benefit proceeds as of the date of the Insured's death. We will usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

The amount of the Death Benefit will be based on the Death Benefit option you have selected, any increases or decreases in the Face Amount, and in some instances, your Account Value. If you withdraw part of your Account Value, we will reduce the Death Benefit as described in "Contract Surrender and Partial Withdrawals" on page 41.

Specific charges associated with the life insurance coverage under the Contracts are deducted from your Contract's Account Value as part of the Monthly Deduction, as described in "Charges and Deductions," starting on page 36. The Monthly Deduction includes, among other charges, the cost of insurance charges for the Face Amount and the cost of any optional benefit Agreements you select. Also, the coverage guarantees described in "Purchasing a Contract" starting on page 19, require you to maintain payments equal to the cumulative guaranteed coverage monthly Premiums due. If you discontinue or reduce your Planned Premium payments, and a coverage guarantee is not in effect, the risk of lapse will likely increase. Adverse investment performance may also increase the risk of lapse unless a coverage guarantee is in effect. If you Contract lapses, and it is not reinstated, coverage ends. Please see "Lapse and Reinstatement" starting on page 44 for additional information.

Death Benefit Options. You are required to elect one of two Death Benefit options before we will issue your Contract. Under Option 1, the Death Benefit will be the greater of: (a) the then current Face Amount of your Contract; or (b) the Account Value multiplied by the applicable corridor percentage, as described below. Under Option 2, the Death Benefit will be the greater of: (a) the then current Face Amount of your Contract plus the Account Value; or (b) the Account Value multiplied by the applicable corridor percentage, as described below.

The corridor percentages are set so as to seek to ensure that the Contracts will qualify for favorable federal income tax treatment. The corridor percentages are stated in the Contract. They vary according to the Age of the Insured. Under this formula, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Face

Amount, and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount).

Examples:

	Example A	Example B
Face Amount	$100,000	$100,000
Death Benefit Option 1 Insured's Age	60	60
Account Value on Date of Death	$80,000	$50,000
Applicable Corridor Percentage	130%	130%
Death Benefit	$104,000	$100,000

In Example A, the Death Benefit equals $104,000, i.e., the greater of $100,000 (the Face Amount) and $104,000 (the Account Value at the date of death of $80,000, multiplied by the corridor percentage of 130%). This amount, less any Indebtedness and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $65,000 (the Account Value of $50,000 multiplied by the corridor percentage of 130%).

Option 1 is designed to provide a specific amount of Death Benefit that does not vary with changes in the Account Value. Therefore, under Option 1, as your Account Value increases, the net amount at risk under your Contract will decrease. Under Option 2, however, the amount of the Death Benefit generally increases to reflect increases in the Account Value. Therefore, if you select Option 2, your Contract generally will involve a constant net amount at risk. Since the cost of insurance charge on your Contract is based upon the net amount at risk, the cost of insurance charge will generally be less under a Contract with an Option 1 Death Benefit than under a similar Contract with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Account Value will tend to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 will increase or decrease directly with changes in Account Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Account Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase your Death Benefit.

After the first Contract Year, once each Contract Year you may change the Death Benefit option by writing to us at our Service Center. If you ask to change from Option 2 to Option 1, we will increase the Face Amount of your Contract to equal the Option 2 Death Benefit as of the effective date of the change. If you ask to change from Option 1 to Option 2, we will change the Face Amount of your Contract to equal the Option 1 Death Benefit less the Account Value as of the effective date of the change. The change will take effect on the Monthly Date on or immediately following the date we approve your request. If you change your Contract's Death Benefit option, your Contract's guaranteed coverage monthly Premium amounts will change prospectively from the date of the change. For changes from Option 1 to Option 2, your cost of insurance will generally increase because any increases in the Account Value will not reduce the net amount at risk, as occurs with Option 1.

We may require you to provide evidence of insurability for a change in Death Benefit option. We will not permit you to change the Death Benefit option under your Contract if the Face Amount remaining in force after the change would be less than $50,000.

Death Benefit at Attained Age 100. If the Insured is living and your Contract is in effect on the first Contract Anniversary after the Insured's 100th birthday, we will make the following changes in your Contract:

—  If Lifetime Guaranteed Coverage is in effect, the Death Benefit will equal the greater of the Face Amount of your Contract or 101% of the Account Value of your Contract. Otherwise, the Death Benefit will equal 101% of the Account Value of your Contract. For Contracts issued in Florida, the Death Benefit after Age 100 will be equal to the Account Value of the Contract;

—  You may not pay additional Premiums; and

—  We no longer will charge the cost of insurance charge as part of your Monthly Deductions.

The Death Benefit after Attained Age 100 may be less than the prior Death Benefit under an Option 2 Death Benefit Contract.

For Contracts issued for delivery in Illinois, at attained Age 100 all Account Value in the Sub-Accounts will be transferred to the Fixed Account and no further transfers may be made to the Sub-Accounts.

The Death Benefit at attained Age 100 provisions do not apply to Contracts issued for delivery in New York. Instead, there is a Maturity Benefit at attained Age 100 provision for New York Contracts that reads as follows:

"We will pay a maturity benefit to you equal to the Surrender Value and the Contract will end if the Insured is living and the Contract is in force on the Maturity Date which is the Contract Anniversary following the Insured's attained Age 100."

Please review your Contract or contact your representative for additional details regarding the provisions or state variations.

Change in the Face Amount. While the Contract is in force, you may change the Face Amount after the first Contract Year. Write or call our Service Center to obtain the necessary form(s). The change will take effect when we approve your request.

If you request a decrease in Face Amount, we will first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the Face Amount under the original application. We will not permit a decrease in the Face Amount of your Contract if the Face Amount remaining in force after the change would be less than $50,000.

We will charge a portion of the withdrawal charge on any decrease in Face Amount that you request. The amount of the withdrawal charge will equal the then applicable withdrawal charge on a surrender of your Contract multiplied by the percentage decrease in the Face Amount. We will deduct this charge from your Account Value, allocating it among the Sub-Accounts and the Fixed Account in proportion to your Account Value in each option.

If a request for a Face Amount decrease would cause your Contract to fail to qualify for treatment as a life insurance Contract under the Tax Code, we may decline your request. In the alternative, we may give you the option of withdrawing sufficient Account Value from your Contract to enable it to continue to be treated as a life insurance Contract for tax purposes after the requested Face Amount decrease. The withdrawal charge for the Face Amount decrease will be calculated as described above, and we will not charge any additional withdrawal charge on the amount withdrawn.

We will not charge a Partial Withdrawal Fee on any amount withdrawn in connection with a Face Amount decrease.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence of insurability. We will not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $25,000. You may not increase the Face Amount of your Contract more often than once every 12 months.

You should be aware that an increase in the Face Amount of your Contract will affect the cost of insurance charges applicable to your Contract. We will deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also will increase the net amount at risk under your Contract. We will not approve a request for a Face Amount increase if the Surrender Value is too small to pay the Monthly Deduction for the Contract month following the increase. As described in "Charges and Deductions—Withdrawal Charge" beginning on page 39, your maximum withdrawal charge will also increase. Increases in the Face Amount of your Contract will increase the guaranteed coverage monthly Premium amount. Likewise, decreases in the Face Amount of your Contract will decrease the guaranteed coverage monthly Premium amount.

Proceeds Options. We will pay the Surrender Value or Death Benefit proceeds under the Contract in a lump sum or under one of the proceeds options that we then offer. Surrender proceeds are payable in a lump sum unless you request one of the other proceeds options. Death Benefit proceeds are payable in a lump sum unless the Beneficiary elects one of the other proceeds options. The amount applied to a proceeds option must be at least $2,000 of Account Value and result in installment payments of not less than $20. Unless we consent in writing, the proceeds options described below are not available if the payee is an assignee, administrator, executor, trustee, association, partnership, or corporation. We will not permit surrenders or partial withdrawals after payments under a proceeds option involving life contingencies, such as Option 4 below, commence. We will transfer to our general account any amount placed under a proceeds option and it will not be affected by the investment performance of the Variable Account.

You may request a proceeds option by writing to us at our Service Center before the death of the Insured. If you change the Beneficiary, the existing choice of proceeds option will become invalid and you may either notify us that you wish to continue the pre-existing choice of proceeds option or select a new one. The following proceeds options are available under the Contract:

Option 1—Interest. We will pay interest monthly on proceeds left with us. We will credit interest to unpaid balances at a rate that we will declare annually. We will never declare an effective annual rate of less than 3 1/2%.

Option 2—Fixed Amount. We will pay equal monthly installments until the proceeds are exhausted. We will credit interest to unpaid balances at a rate that we will declare annually. We will never declare an effective annual rate of less than 3 1/2%.

Option 3—Fixed Period. We will pay monthly installments for a period selected by you of not more than 25 years.

Option 4—Life Income, with or without a Guarantee Period. We will pay proceeds in periodic payments to the payee for as long as the payee is alive. If no guarantee period is selected, payments will stop when the payee dies, and we will make no further payments to the payee or his or her beneficiary. Therefore, depending on when the payee dies, the total payments received may be more or less than the amount applied to this option. For example, if the payee dies before the second payment is due, the payee will receive only one payment. If a guarantee period is selected and the payee dies before the end of the guarantee period, however, we will continue payments to a named beneficiary until the end of the guarantee period. We offer guarantee periods of ten years, 15 years or 20 years. If you wish to ensure that the total payments to the payee and his or her beneficiary will at least equal the amount applied to this option, you should select a guarantee period that, when multiplied by the annual guaranteed payments, will provide at least that amount. If you select a shorter guarantee period, it is possible that the total payments received may be less than the amount applied to this option. We base the payments on the 1983 Individual Annuity Mortality Table, adjusted to include ten years of mortality improvement under Projection Scale G, which has the effect of lowering the purchase rates applied to amounts payable under this option to reflect the increase in average lifespan since the Table was prepared.

When we begin to make payments under Options 3 and 4, we will tell you the amount of your installment payment. Your installment payment will never be less than the amounts determined using the tables in the Contract. It may be higher.

In addition, we may agree to other proceeds option plans. Please write or call us at our Service Center to obtain information about them.

Optional Insurance Benefit Agreements. You may ask to add one or more of the agreements described below to your Contract to provide additional optional insurance benefits. We may require evidence of insurability before we issue an agreement to you. We will deduct the cost of any agreements as part of the Monthly Deduction. Addition of an optional insurance benefit may also increase your Guaranteed Coverage Monthly Premium amount. The agreements we currently offer are described below. For more information concerning what options we may offer, please ask your representative or contact us at our Service Center.

In our discretion we may offer agreements or stop offering an agreement at any time. Not all of these agreements may be available in your state, and the terms of these benefits may differ in some states. In addition, if your Contract was issued in connection with a tax-qualified plan, we may not be able to offer you some of the benefits provided by these agreements. Please contact us for more information.

— Accelerated Death Benefit Agreement. You may elect to add an Accelerated Death Benefit agreement to your Contract. If such agreement has been attached, you may request payment of a portion of the Death Benefit as an Accelerated Death Benefit if either: (1) the Insured has a terminal condition; or (2) the Insured is chronically ill, as these terms are defined in the

Contract. You generally may request an Accelerated Death Benefit equal to up to the lesser of 90% of the Death Benefit (before subtracting any Indebtedness) or $250,000. We will reduce the amount you request by a discount for the early payment, a $100 processing fee, and the repayment of a pro rata portion of your Indebtedness. You may choose for the Accelerated Death Benefit to be paid in a lump sum or in installments, as described in the Contract.

If you request an Accelerated Death Benefit, the balance of the Death Benefit (net of the amount previously requested) is payable upon the Insured's death, as long as the Contract is in force. You may request an Accelerated Death Benefit only once.

If your request for an Accelerated Death Benefit is based on the Insured's being chronically ill, in some circumstances a portion of your Accelerated Death Benefit may not qualify for exemption from federal income tax. Accordingly, you should consult your tax adviser before requesting an Accelerated Death Benefit. For more information, see "Federal Income Tax Considerations—Accelerated Death Benefit" on page 49.

This benefit may not be available in some states, and the terms may differ in some states. Please contact us for more information.

— Waiver of Specified Monthly Premium. Under this agreement, we will contribute a specified monthly amount to the Account Value while the Insured is disabled, as defined in the agreement. You cannot add both the Waiver of Specified Monthly Premium and the Waiver of Monthly Deduction agreement to your Contract.

— Waiver of Monthly Deduction. Under this agreement, we will waive the Monthly Deduction while the Insured is disabled as defined in the agreement. You cannot add both the Waiver of Specified Monthly Premium and the Waiver of Monthly Deduction agreement to your Contract.

— Children's Protection Benefit. Under this agreement we will pay a Death Benefit to the Beneficiary if one of the Insured's children dies before the child's 25th birthday while the agreement is in force. If the Insured dies while this agreement is in force, the benefit becomes fully paid-up. Until the child's 25th birthday, you may convert the agreement for a new Contract on the child's life, subject to certain conditions as defined in the agreement. We will not require evidence of insurability to convert the agreement.

— Accidental Death and Dismemberment. Under this agreement, we will pay a benefit if the Insured dies from accidental bodily injury or suffers a bodily injury, as specified in the agreement.

— Primary Insured Term Insurance. This agreement provides additional term life insurance coverage on the primary Insured. Until the primary Insured reaches Age 75, you may exchange this agreement for a new Contract or an increase in the Face Amount of your Contract without evidence of insurability. In addition, if you convert this agreement on or after its first anniversary, but no later than its fourth anniversary, we will contribute a conversion credit toward the Premium for the new Contract. We will not require evidence of insurability to exchange or convert the agreement. The addition of a term insurance agreement does not affect the withdrawal charge on your Contract. As a result, if you provide a portion of your life insurance coverage through a term insurance agreement instead of through increasing the Face Amount of your Contract, your withdrawal charge will be lower. Under some combinations of Face Amount and optional term insurance coverage, however, your cost of insurance charges may be higher.

— Level Term Insurance. This agreement provides additional term life insurance coverage on the primary Insured or an additional Insured for a specified period of ten or 20 years. Coverage and benefits under this agreement terminate at the end of the specified period. Cost of insurance charges for this agreement are guaranteed to remain level for the duration of the agreement. You may exchange this agreement for a new Contract for the covered Insured without evidence of insurability during the first five years for a ten year agreement, and during the first ten years for a 20 year agreement. In addition, if you convert this agreement on or after its first anniversary, or before its fifth anniversary, we will contribute a conversion credit toward the premium for the new Contract. The addition of a level term insurance agreement does not affect the withdrawal charge on your Contract.

— Additional Insured Term Insurance. This agreement provides life insurance coverage on an additional Insured. We will pay the specified Death Benefit under the agreement to the named Beneficiary when we receive due proof that the additional Insured died while the agreement was in force. Until the additional Insured's 75th birthday, you may exchange the agreement for a new Contract on the additional Insured's life, subject to certain conditions as defined in the agreement. In addition, if you convert this agreement on or after its first anniversary, but no later than its fourth anniversary, we will contribute a conversion credit toward the Premium for the new Contract. We will not require evidence of insurability to exchange or convert the agreement.

CHARGES AND DEDUCTIONS

We assess charges and deductions against the Contract's Account Value and the Sub-Accounts. Additional deductions and expenses are paid out of the Portfolios' assets, as described in the prospectuses of the Portfolios.

Premium Expense Charge

We charge a Premium expense charge on each Premium paid. The current Premium expense charge is 5.5% of the total Premiums paid in each Contract Year up to 12 times the Lifetime Guaranteed Coverage Monthly Premium and 3.5% of any Premium in excess of that amount. Twelve times the Guaranteed Coverage Monthly Premium equals the guideline level Premium determined under Section 7702(c) of the Tax Code. We may change the Premium expense charge, but it will never exceed 5.5% of each Premium.

The Premium expense charge is intended to cover a portion of our state Premium tax expenses, certain federal tax liabilities resulting from the receipt of Premiums, and a portion of our distribution expenses. State Premium tax rates vary from 0% to 4.0%. The current North Carolina Premium tax is 1.9%. We do not vary the Premium expense charge to reflect the actual Premium tax rate in individual states, or the absence of Premium tax in certain states. Accordingly, the portion of this charge attributable to state Premium taxes may be more or less than the Premium taxes assessed in your state.

Separate Account Expense Charge

On each Valuation Date, we will take a deduction from the Sub-Accounts to compensate Liberty Life for its expenses incurred in connection with this Contract. The Separate Account Expense Charge will be calculated at an annual rate equivalent to 0.60% of average daily net assets of each Sub-Account, as described in the Tables of Fees and Expenses beginning on page 5. The amount deducted will be determined on each Valuation Date and is reflected in the calculation of the Accumulation Unit Value.

The Separate Account Expense Charge is intended to cover all expenses under the Contract other than distribution expenses, and the cost of insurance charges and the other expenses covered by the Monthly Deduction and Premium expense charge, which are charged for separately and described below. Accordingly, the Separate Account Expense Charge is intended to compensate us for incurring the following expenses and assuming certain risks under the Contracts:

—  mortality and expense risk;

—  certain federal taxes and other expenses associated with the receipt of Premiums, to the extent not covered by the Premium Expense Charge; and

—  a portion of our administrative expenses, such as salaries, postage, telephone, office equipment and periodic reports.

The mortality risk assumed in relation to the Contract includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims and the risks under the Guaranteed Death Benefit. We also assume a risk that, on the Monthly Date preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

We currently are not maintaining a provision for taxes attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of Premiums under the Contracts). In the future, however, we may make such a charge if federal tax laws change so that there is a tax imposed on the Variable Account. Charges for other taxes, if any, attributable to the Variable Account or to this class of Contracts may also be made.

Monthly Deduction

Each month on the Monthly Date we deduct the following charges proportionately from your interest in the Sub-Accounts and your Fixed Account balance. The Monthly Deduction will consist of: (1) a cost of insurance charge; (2) a Contract fee; and (3) any charges for optional benefit agreements.

Cost of Insurance Charge. The cost of insurance charge is intended to pay us for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in the Contract. We deduct the Monthly Deduction proportionately from your interests in the Sub-Accounts and your Fixed Account balance.

The current monthly cost of insurance charge is equal to the current cost of insurance rate times the net amount at risk. The net amount at risk is (a) minus (b) where:

(a)  is the Death Benefit on the first day of the Contract month divided by the 1.0032737; and

(b)  is the Account Value on that day before the deduction of the Monthly Deduction.

The net amount at risk approximates the portion of the Death Benefit that we would pay from our general assets if the Insured were to die before the next Monthly Date. Cost of insurance charges vary based on Age, sex, history of tobacco use of the Insured and rating classes available when you purchased your Contract. In general, the cost of insurance charge you pay will increase as the Insured ages. Your guaranteed cost of insurance rates are set forth in the mortality tables in your Contract. Additional rating classes were introduced on March 30, 2003. Current cost of insurance rates for some preferred classifications were reduced on March 30, 2003, which may result in lower cost of insurance rates for some Insureds in preferred classifications. These new rating classifications are only available for Contracts issued after March 30, 2003, or for Contract changes made after March 30, 2003, that require underwriting of Insureds in preferred rating classes. Rates under Contracts issued on or prior to that date remain the same. Because the net amount for which we are at risk under your Contract may vary monthly, your cost of insurance charge is likely to differ each month. If the Insured is still living and your Contract is in effect on the first Contract Anniversary after the Insured's 100th birthday, we will discontinue charging you a cost of insurance charge.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The current cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates based on our expectations as to our future mortality experience and other factors. We guarantee, however, that we will never charge you a cost of insurance charge higher than the amount determined using the maximum guaranteed cost of insurance rates shown in the Contract. We base our cost of insurance rates on the sex, issue Age, Contract Year, rating class, and history of tobacco use of the Insured. However, we issue unisex Contracts in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, Age last birthday, and history of tobacco use. Our cost of insurance rates for unisex Contracts will never exceed a maximum based on the 1980 CSO Mortality Table B assuming a blend of 80% male and 20% female lives.

Contract Fee. We charge a Contract fee of $9.00 per month if your Contract's Face Amount is less than $100,000. We charge a Contract fee of $6.00 per month if your Contract's Face Amount is $100,000 or greater. The Contract fee is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports.

Charges for Optional Insurance Benefit Agreements. We offer several optional insurance benefit agreements which may be added to the Contract. If one or more of these benefits is included on your Contract, the Monthly Deduction for the Contract will be increased to include the charge for the included benefits. Available benefits include primary insured term insurance, additional insured term insurance, level term insurance, waiver of specified monthly Premium, waiver of Monthly Deduction, children's protection benefit, and accidental death and dismemberment. The optional benefit agreement charges are intended to cover the cost of the additional coverage provided by the benefit. The optional benefit charges are set forth in the Table of Fees and Expenses beginning on page 5.

Portfolio Expenses

You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Account Value. The Variable Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For more information concerning the investment advisory fees and other charges assessed against the Portfolios, please refer to the prospectuses and the statements of additional information for the Portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of Variable Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We may receive Rule (12b-1) fees directly from the Franklin Templeton Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolio's shares held by applicable Franklin Templeton Sub-Accounts.

Transaction Fees

Withdrawal Charge. If you surrender your Contract or decrease your Contract's Face Amount during the first ten Contract years, or within ten years following an increase in Face Amount, a withdrawal charge will apply. If you take a partial withdrawal, a withdrawal charge will apply only if there is a decrease in Face Amount. To determine the initial amount of the withdrawal charge, we multiply the initial Face Amount of your Contract by the applicable rate per $1,000 of Face Amount. The applicable rate depends on the Insured's issue Age, sex and underwriting class. Initial withdrawal charges are shown in your Contract and will never exceed $50.00 per $1,000 of Face Amount. For additional information concerning the rates applicable to you, please ask your sales representative or contact our Service Center. The amount of the withdrawal charge decreases over time.

We calculate withdrawal charges separately for the initial Face Amount and for each increase in the Face Amount. If you increase the Face Amount, we calculate the additional withdrawal charge using the same procedure described above, except that we use the Insured's Age and underwriting class at the time of the increase, rather than at the time your Contract was issued. The withdrawal charge assessed on a partial withdrawal or a decrease in Face Amount is in proportion to the percentage decrease in Face Amount (i.e., the amount of the decrease divided by the Face Amount before the decrease). Since partial withdrawals do not reduce the Face Amount of a Contract with Death Benefit Option 2, the withdrawal charge does not apply to those withdrawals. For decreases in Face Amount, we will deduct the withdrawal charge proportionately from your Account Value in each Sub-Account and the Fixed Account.

The withdrawal charge is equal to the initial withdrawal charge multiplied by the appropriate percentage shown in the following table for the Contract Year in which the surrender or decrease in Face Amount occurs:

Contract Year	% of Initial Withdrawal Charge
1	100%
2	100%
3	100%
4	90%
5	80%
6	70%
7	60%
8	50%
9	40%
10	20%

If you have increased the Face Amount of your Contract, the appropriate percentage is determined separately for the withdrawal charge associated with the initial Face Amount and each increase.

The withdrawal charge is imposed to cover our actual premium and other state taxes and distribution expenses, which include representatives' sales commissions and other sales and distribution expenses. We expect to recover total premium and other state taxes and distribution expenses of the Contracts over the life of the Contracts. However, to the extent premium and other state taxes and distribution costs are not recovered by the withdrawal charge, we may make up any shortfall from the assets of our general account, which includes funds derived from the daily deductions charged to the Sub-Accounts and other fees and charges under the Contracts.

This provision may vary in some states. Please refer to your Contract.

Medical Waiver of Withdrawal Charge. After the first Contract Year, we will waive the withdrawal charge on all withdrawals under your Contract if on at least 45 days of any continuous 60 day period beginning after the first Contract Year, the Insured or his or her spouse has a qualifying medical stay, as defined in the Contract. To obtain this waiver, you must apply in writing within 180 days of your initial eligibility and meet the requirements for the waiver outlined in the Contract. Please refer to your Contract or call us for additional information about this provision. This provision may not be available in some states and terms may differ in some states.

Partial Withdrawal Fee. In addition to a withdrawal charge, we charge a withdrawal fee on any partial withdrawal after the first in any Contract Year. The partial withdrawal fee will equal the lesser of $25 or two percent of the amount of the partial withdrawal. The partial withdrawal fee does not apply to full surrenders. The partial withdrawal fee is intended to compensate us for our administrative costs in effecting a partial withdrawal.

Transfer Fee. The Contract permits us to charge a maximum transfer fee of $25 per transfer on each transfer after the first 12 transfers in any Contract Year, including transfers under our Dollar Cost Averaging and Asset Rebalancing Programs. We currently are waiving the transfer fee on all transfers. We may impose a limit on the number of free transfers, or change that number, at any time. If we limit the number of free transfers, we will notify you of any reduction in the number of free transfers in advance of the effective date of the change.

We will deduct the transfer fee from the Account Value remaining in the Sub-Account or the Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will subtract it from the transferred amount.

To discourage frequent transfers of Account Value, we also may impose limits on the number of transfers in certain circumstances. For more information, see "Transfer Provisions—Limitations on Transfers" on page 27.

CONTRACT SURRENDER AND PARTIAL WITHDRAWALS

Surrender. While your Contract is in force, you may fully surrender your Contract. We will pay you the Surrender Value determined as of the day we receive your written request at our Service Center. We may require that you give us your Contract document before we pay you the Surrender Value. Before we pay a full surrender, you must provide us with tax withholding information.

The Surrender Value equals the Account Value, minus any applicable withdrawal charges as stated in your Contract, minus any Indebtedness. The Surrender Value will be calculated as of the end of the Valuation Period during which your surrender request was received. We generally will pay you the Surrender Value of the Contract within seven days of our receiving your complete request. The determination of the applicable withdrawal charge is described in "Charges and Deductions—Withdrawal Charge" beginning on page 39.

You may receive the Surrender Value in a lump sum or under any of the proceeds options described in "Death Benefit and Optional Insurance Benefits—Proceeds Options" beginning on page 33.

The tax consequences of surrendering the Contract are discussed in "Federal Income Tax Considerations" beginning on page 46.

Partial Withdrawals. A partial withdrawal of a portion of your Surrender Value may be requested beginning in the second Contract Year. Your request must be in writing and will be effective on the date we receive it at our Service Center. You must provide us with tax withholding information before any payment is processed.

After the first Contract Year, you may take partial withdrawals as often as you choose. However, you may not withdraw less than $250 at any one time. In addition, we may refuse to allow any partial withdrawal that would leave less than $250 in a Sub-Account from which the withdrawal was taken unless the entire Sub-Account is withdrawn. If a partial withdrawal, plus any applicable withdrawal charges, would reduce the Account Value below $500, we may treat the request as a request to withdraw the total Account Value and terminate your Contract. We may waive or change these limits.

We will pay you the amount requested minus any applicable withdrawal charges or fees. This amount will be subtracted from your Account Value. The proceeds of a partial withdrawal will generally be paid within seven days of our receiving your complete request. The calculation of the withdrawal charge is described in "Charges and Deductions—Withdrawal Charge" beginning on page 39.

The Face Amount after a partial withdrawal may not be less than $50,000. If you have previously increased the Face Amount of your Contract, your partial withdrawals will first reduce the Face Amount of the most recent increase, then the next most recent increases successively, then the original Face Amount of the Contract. We will notify you of any change in the Face Amount in the next quarterly or annual report that we mail to you.

The tax consequences of partial withdrawals are discussed in "Federal Income Tax Considerations" beginning on page 46.

— Effect of Partial Withdrawal on Death Benefit. If your Death Benefit is Option 1, a partial withdrawal will reduce the Face Amount of your Contract as well as the Account Value by the amount of the withdrawal and any charges associated with it.

Under Option 2 Death Benefit, a partial withdrawal will typically result in a dollar for dollar reduction in Account Value as well as a reduction in the Death Benefit proceeds payable under the Contract. It will not, however, affect the Face Amount. Accordingly, we will not assess a withdrawal charge on partial withdrawals from a Contract with an Option 2 Death Benefit.

— Allocating Partial Withdrawals among Sub-accounts and the Fixed Account. You may specify how much of your partial withdrawal you wish to be taken from each Sub-Account. The amount requested from a specific Sub-Account may not exceed the value of that option less any applicable withdrawal charge and fee. If you do not specify the option from which you wish to take your partial withdrawal, we will take it proportionately from the Sub-Accounts and the Fixed Account.

LOANS

Availability of Loans. While the Contract is in force, you may borrow money from us using the Contract as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 90% of the Surrender Value of your Contract as of the end of the Valuation Period in which we receive your loan request. Any outstanding Indebtedness will count against that limit. A loan against your Contract's Surrender Value may be taken at any time.

Limitations. The minimum loan amount is $250. In addition, if you have named an irrevocable Beneficiary, you must also obtain written consent from that individual or entity before we make a Contract loan to you.

Interest. The interest rate on all Contract loans is the loan interest rate shown in your Contract. Interest on Contract loans accrues daily and is due on each Contract Anniversary. If you do not pay the interest when due, the unpaid interest will become part of the Contract loan and will accrue interest at the same rate.

When we make a Contract loan to you, we will transfer to the Loan Account a portion of the Account Value equal to the loan amount. We will take the transfers proportionately from the Fixed Account and Sub-Accounts, unless you instruct us otherwise in writing. You may not transfer more than a pro-rata share from the Fixed Account.

We will credit interest to the portion of the Loan Account attributable to preferred loans at the loan interest rate shown in your Contract. We will treat as a preferred loan the portion of your loan equal in amount to (a) your Account Value, minus (b) your total payments, minus (c) your current preferred loan balance, minus (d) any interest that has accrued on your Indebtedness since the previous Contract Anniversary, plus (e) all prior partial withdrawals in excess of earnings. We will credit interest to the remainder of the Loan Account at the minimum guaranteed interest rate shown in your Contract. The interest charges on the loan may be 2% higher than the interest we credit on the loaned amount. On each Contract Anniversary, we will also transfer to the Loan Account an amount of Account Value equal to the amount by which the Indebtedness exceeds the value of the Loan Account.

Effect of Loans. A Contract loan, whether or not repaid, will have a permanent effect on your Account Value because the investment results of each Sub-Account and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Account Value will not increase as rapidly as it would if you had not taken a Contract loan. If the Sub-Accounts and/or Fixed Account earn less than that rate, then your Account Value will be greater than it would have been if you had not taken a Contract loan. Also, if you do not repay a Contract loan, your Indebtedness will be subtracted from the Death Benefit and Surrender Value otherwise payable.

Generally, coverage guarantees provided under the Contracts will be suspended or terminate while there are outstanding Contract loans. See "Purchasing a Contract—Guaranteed Coverage Monthly Premium" on page 21. In some states, the terms under which coverage guarantees are affected by Contract loans may differ. Please refer to your Contract or contact your representative for additional information.

If you have an outstanding Contract loan, decreases in your Account Value, including decreases due to negative investment results in the Sub-Accounts you have chosen, could cause your Contract to enter the Grace Period and lapse. If you have an outstanding Contract loan and do not pay loan interest when due, unpaid interest will be added to your Contract loan and will bear interest at the same rate. If your investment gains are insufficient, your outstanding Contract loan could exceed your Surrender Value, resulting in your Contract entering the Grace Period.

If your Contract lapses while a Contract loan is outstanding and your contract is not a MEC, you may owe taxes or suffer other adverse tax consequences. Please refer to "Federal Income Tax Considerations—Contracts Which Are Not MECs" on page 50. Please consult with your tax adviser for additional information.

You may realize taxable income when you take a Contract loan. In some instances, a Contract is treated as a MEC for federal tax purposes. In that situation, Contract loans are treated as withdrawals for tax purposes, and the amount of the loan may be treated as taxable income to you. In addition, you may also incur an additional ten percent penalty tax. You should also be aware that interest on Contract loans is generally not deductible. Please refer to "Federal Income Tax Considerations—Contracts Which Are MECs" on page 50. Accordingly, before you take a Contract loan, you should consult your tax adviser and carefully consider the potential impact of a Contract loan on your rights and benefits under the Contract.

Loan Procedures. The loan amount available will be calculated as of the end of the Valuation Period during which your loan request is received. We generally will pay you the loan amount within seven days of our receiving your complete request.

In addition, you may repay all or any part of any Contract loan without penalty at any time while the Contract is still in effect and the Insured is living. If you have a Contract loan outstanding, we will treat any unscheduled Premium we receive from you as a loan repayment, unless you instruct us otherwise in writing. The payment will be processed as of the end of the Valuation Period during which it is received. We will deduct an amount equal to your loan repayment from the Loan Account and allocate your Net Premium among the Sub-Accounts and the Fixed Account on the same basis as Planned Premiums are allocated, unless you instruct us otherwise.

LAPSE AND REINSTATEMENT

Lapse. Generally, your Contract will terminate and life insurance coverage will end when one of the following events occurs: (a) you surrender your Contract; (b) the Grace Period ends; or (c) the Insured dies.

Your Contract will enter the Grace Period if on a Monthly Date the Surrender Value is insufficient to pay the Monthly Deduction and either: (a) no coverage guarantee is in effect; or (b) at least one of the coverage guarantees is in effect, but you have outstanding Indebtedness under your Contract. The Monthly Deduction is the amount deducted from the Account Value on each Monthly Date for the cost of insurance charge, the Contract fee, and the cost of any benefit agreement. At the end of this Grace Period, your Contract will lapse and coverage ends.

If the Insured dies during the Grace Period, we will pay the Death Benefit in accordance with your instructions. We will reduce the proceeds, however, by an amount equal to the Monthly Deductions due and unpaid. See "Death Benefit" beginning on page 30.

If you discontinue or reduce your Planned Premium payments, the risk of lapse will likely increase. Adverse investment performance may also increase the risk of lapse unless a coverage guarantee is in effect.

Lapse Options. If your Contract enters the Grace Period, you will be given 61 days in which to pay an amount sufficient to keep the Contract in force. This amount may be more than your Planned Premium. On the date the Grace Period begins, we will send you and any assignee a notice telling you that you must pay at least the amount shown in the notice by the end of the Grace Period to prevent your Contract from terminating. You may pay an amount larger than that indicated in the notice if you wish. If you do not pay us the amount indicated by the date shown in the notice, your Contract will terminate at the end of the Grace Period.

Reinstatement. If your Contract lapses during the life of the Insured, you may apply for reinstatement of the Contract by paying us the reinstatement Premium. You must apply for reinstatement within five years from the end of the Grace Period while the Insured is living. A notice will be sent when the Contract lapses indicating the amount needed to reinstate the Contract. The reinstatement Premium is an amount sufficient (1) to pay all unpaid Monthly Deductions for the Grace Period and (2) to keep your Contract in force for three months. If you choose, you may pay a larger amount. If you reinstate your Contract but do not resume paying Planned Premiums, it is likely that your Contract will lapse again. If Indebtedness was outstanding at the time of the lapse, you must either repay or reinstate the loan before we will reinstate your Contract. In addition, you must provide evidence of insurability satisfactory to us. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the Premium paid at the time of reinstatement. All Contract charges will continue to be based on your original Contract Date.

GENERAL CONTRACT PROVISIONS

Ownership Rights. During the Insured's lifetime, the rights and privileges stated in the Contract may be exercised only by the Owner.

The Owner ("you") is named in the application on the Contract Date, and may be changed from time to time. Unless otherwise provided, the ownership rights of an individual who dies before the Insured will belong to the surviving joint owner, or if no joint owner, to the executors or administrators of that individual's estate. The ownership rights of a corporation, partnership or fiduciary will belong to its successors or assigns.

Only an officer of Liberty Life can modify, alter or waive Contract provisions, and only by a written instrument.

Beneficiary. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Contract. You may change the Beneficiary or Contingent Beneficiary at any time while the Insured is alive, except irrevocable Beneficiaries and irrevocable Contingent Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. A request for a change in Beneficiary or Contingent Beneficiary will take effect as of the date you signed the form after we acknowledge receipt in writing. Until we acknowledge receipt of change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary will be you or your estate.

Assignment. While the Insured is alive, you may assign the Contract as collateral security. You must notify us in writing if you assign the Contract. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent penalty tax. You should consult your tax adviser before assigning your Contract.

Periodic Reports. While your Contract is in force, we will send you a statement at least once each year showing information concerning your Contract transactions and the current status of your Contract.

In addition, we will send you such reports or prospectuses concerning the Variable Account or the Portfolios of the underlying Sub-Accounts as may be required by the 1933 Act, as amended, and the 1940 Act, as amended. This information includes annual reports, semi-annual reports and supplements to current prospectuses. You will receive this information in printed form through the mail, unless you consent to available electronic forms of publication, which you can do at any time.

To the extent permitted by rules and regulations, we may provide one copy of each prospectus or report to persons who own more than one Contract.

DISTRIBUTION OF CONTRACTS

Liberty Life Securities LLC. Liberty Life Securities LLC ("LLS"), a wholly owned subsidiary of Liberty Life, serves as distributor of the Contracts. LLS is located at 100 Liberty Way, Dover, New Hampshire 03820. It is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority ("FINRA", formerly the National Association of Securities Dealers, Inc.).

The Contracts are offered on a continuous basis and sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. LLS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Contracts. In some states, Contracts may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Generally, representatives will receive a commission of not more than 30% of the Premiums received in the first year on Premiums up to the commissionable Premium, plus not more than 4% of any additional Premiums in the first Contract Year. Commissions on Premiums paid in subsequent years are lower. Representatives also will generally receive a commission on a Face Amount increase. In addition, we may pay or permit other promotional incentives in cash, or credit or other compensation. We also may pay override payments, expense reimbursement allowances, bonuses, broker-dealer fees, training allowances, and service fees.

Additional information about distribution of the Contracts is provided in the Statement of Additional Information (the "SAI") in the section titled "Underwriters." See the back page of this prospectus for details about the SAI.

FEDERAL INCOME TAX CONSIDERATIONS

NOTE: The following discussion is based upon our understanding of current federal income tax law applicable to life insurance contracts in general. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the Contracts. You bear the complete risk that the Contracts may not be treated as "life insurance contracts" under federal income tax laws.

In addition, this discussion does not include a detailed description of the federal income tax consequences of the purchase of these Contracts or any discussion of special tax rules that may apply to certain purchase situations. We also have not tried to consider any other possibly applicable tax laws, for example, the state tax consequences of the Contracts. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the Contract, as well as any other questions you may have concerning the tax status of the Contract or the possibility of changes in the tax law.

Taxation of Liberty Life and the Variable Account. Liberty Life is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The operations of the Variable Account are taxed as part of the operations of Liberty Life. Investment income and realized capital gains are not taxed to the extent that they are applied under the Contracts.

Accordingly, we do not anticipate that Liberty Life will incur any federal income tax liability attributable to the operation of the Variable Account (as opposed to the federal tax related to the receipt of Premiums under the Contracts). Therefore, we are not making any charge or provision for federal income taxes. However, if the tax treatment of the Variable Account is changed, we may charge the Variable Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes on the operations of the Variable Account. We currently are not making any charge or provision for them against the Variable Account. We do, however, use part of the withdrawal charge to offset these taxes. If these taxes should be increased, we may make a charge or provision for them against the Sub-Accounts. If we do so, the results of the Sub-Accounts will be reduced.

Tax Status of the Contract. The Contract is structured to satisfy the definition of a life insurance contract under the Tax Code. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the Beneficiary. The Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. The Death Benefit will also be included in your estate if the Beneficiary is not your estate but you retained incidents of ownership in the Contract. Examples of incidents of ownership include the right to change Beneficiaries, to assign the Contract or revoke an assignment, and to pledge the Contract or obtain a Contract loan. If you own and are the Insured under a Contract and if you transfer all incidents of ownership in the Contract more than three years before your death, the Death Benefit will not be included in your gross estate. State and local estate and inheritance tax consequences may also apply.

In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of individuals) two or more generations below that of the transferor may be subject to the federal generation-skipping transfer tax.

In the absence of final regulations or other pertinent interpretations of the Tax Code, some uncertainty exists as to whether a substandard risk Contract will meet the statutory definition of a life insurance contract. If a Contract were deemed not to be a life insurance contract for tax purposes, it would not provide most of the tax advantages usually provided by a life insurance contract. We reserve the right to amend the Contracts to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service ("IRS").

In addition, you may use the Contract in various arrangements, including non-qualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax treatment of the proposed arrangement.

Diversification Requirements. Section 817(h) of the Tax Code requires that the underlying assets of a variable life insurance contracts be adequately diversified. Regulations issued by the United States Treasury Department (the "Treasury Department") provide that a variable life insurance contract will not be treated as a life insurance contract for federal income tax purposes for any period and any subsequent period for which the investments are not adequately diversified. If the Contract were disqualified for this reason, you would lose the tax deferral advantages of the Contract and would be subject to current federal income taxes on all earnings allocable to the Contract.

The Treasury Department regulations provide that variable life insurance contracts such as the Contract meet the diversification requirements if, as of the close of each calendar quarter, or within 30 days after such last day the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. For purposes of determining whether or not the diversification standards of Section 817(h) of the Tax Code have been met, each United States government agency or instrumentality is treated as a separate issuer.

The Treasury Department regulations further provide an alternative to the provision described above. Under this alternative, an investment account will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the account is represented by any one investment; (2) no more than 70% of the value of the total assets of the account is represented by any two investments; (3) no more than 80% of the value of the total assets of the account is represented by any three investments; and (4) no more than 90% of the value of the total assets of the account is represented by any four investments.

These diversification standards are applied to each Sub-Account of the Variable Account by looking to the investments of the Portfolio underlying the Sub-Account. One of our criteria in selecting the Portfolios is that their investment managers intend to manage them in compliance with these diversification requirements.

Owner Control. In certain circumstances, variable life insurance Contract Owners will be considered the owners, for tax purposes, of separate account assets underlying their contracts.

In those circumstances, the Contract Owners will be subject to current taxation on the income and gains from the separate account assets.

When the diversification regulations were issued, the Treasury Department announced that in the future, it would provide guidance on the extent to which variable Contract Owners could direct their investments among Sub-Accounts without being treated as owners of the underlying assets of the Variable Account. In Revenue Ruling 2003-91, the IRS described the circumstances under which Contract Owners will not possess sufficient control over the assets underlying their

Contracts to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available investment options, all investment decisions concerning the investment options were made by the insurance company or an advisor in its sole and absolute discretion.

We do not believe that your rights under the Contract will result in you being treated as the owner of the assets of any Sub-Account of the Variable Account under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner for tax purposes of the underlying assets.

The remainder of this discussion assumes that the contract will be treated as a life insurance contract for federal tax purposes.

Income Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit payable under a Contract is excludable from gross income under the Tax Code. Certain transfers of the Contract, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the proceeds options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death), which will be includable in the Beneficiary's income.

Accelerated Death Benefit. In general, the tax treatment of an Accelerated Death Benefit is the same as the tax treatment of Death Benefits, as described above. However, where an Accelerated Death Benefit is based on the Insured's being "chronically ill," the Tax Code limits the amount of the Accelerated Death Benefit that will qualify for exclusion from federal income taxation. In some circumstances, an Accelerated Death Benefit under the Contract may exceed these limits, and the excess amount therefore may be taxable. Accordingly, if you are considering requesting an Accelerated Death Benefit, you should first consult a qualified tax adviser.

Tax Deferral During Accumulation Period. Under existing provisions of the Tax Code, except as described below, any increase in your Account Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Contract before the Insured dies. If you surrender your Contract, the Cash Value (less any Contract fee paid upon surrender) will be includable in your income to the extent the amount received exceeds the "investment in the Contract." The "investment in the Contract" generally is the total Premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Contract constitute income depends, in part, upon whether the Contract is considered a MEC for federal income tax purposes.

Contracts Which Are MECs

Characterization of a Contract as a MEC. In general, this Contract will not constitute a MEC, unless: (1) it was received in exchange for another life insurance contract which was a MEC; (2) excess Premiums are paid into the Contract, causing it to fail the "7-pay" test under Section 7702A of the Tax Code; or (3) there is a decrease in the Face Amount or an Agreement is removed, such that the Contract no longer complies with the "7-pay" test under Section 7702A of the Tax Code. Other "material" changes to your Contract may also cause it to be treated as a MEC.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Contract is a MEC, withdrawals from your Contract will be treated first as withdrawals of income and then as a recovery of your investment in the Contract. Thus, you may realize taxable income upon a withdrawal if the Account Value exceeds the investment in the Contract. You may also realize taxable income when you take a Contract loan, because any loan (including unpaid loan interest) under the Contract will be treated as a withdrawal for tax purposes. In addition, if you assign or pledge any portion of the value of your Contract (or agree to assign or pledge any portion), the assigned or pledged portion of your Account Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a Contract that is a MEC, you should consult a qualified tax adviser.

Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to ten percent of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach Age 59 1/2; (2) because you have become disabled (as defined in the Tax Code); or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, as defined in the Tax Code).

Aggregation of Contracts. All life insurance contracts which are MECs and which are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one Contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income.

Contracts Which Are Not MECs

Tax Treatment of Withdrawals Generally. If your Contract is not a MEC, the amount of any withdrawal from the Contract will be treated first as a non-taxable recovery of Premiums and then as income from the Contract. Thus, only the portion of a withdrawal that exceeds the investment in the Contract immediately before the withdrawal will be includable in taxable income.

Certain Distributions Required by the Tax Law in the First 15 Contract Years. Where cash distributions are required under the Tax Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Tax Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans. If your Contract is not a MEC, a loan received under the Contract generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Account Value. As a result, you will not realize taxable income on any part of the loan as long as the Contract remains in force. If you surrender your Contract or your Contract lapses, however, any outstanding loan balance will be treated as an amount received by you as part of the Surrender

Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your Contract loan is a preferred loan, a portion of your Contract loan may be includable in your taxable income. Generally, you may not deduct interest paid on loans under the Contract, even if you use the loan proceeds in your trade or business.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of your Premiums we intend to permit for the Contracts will comply with the Tax Code definition of a life insurance contract. We will monitor the amount of your Premiums, and, if your total Premiums during a Contract Year exceed those permitted by the Tax Code, we will refund the excess Premiums within 60 days of the end of the Contract Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. We reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of a life insurance contract.

Federal Income Tax Withholding. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Contract, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As a Contract Owner, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received under the Contract, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice. This summary is not a complete discussion of the tax treatment of the Contract. You should seek tax advice from an attorney who specializes in tax issues.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account or Liberty Life Securities LLC, the principal distributor of the Contracts. Liberty Life is engaged in routine lawsuits which, in our management's judgment, are not of material importance to its total assets or material with respect to the Variable Account.

LEGAL MATTERS

All matters of Massachusetts law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Massachusetts law, have been passed upon by William J. O'Connell, Esq., General Counsel and Assistant Secretary of Liberty Life. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson Street NW, Suite 400 East, Washington, DC 20007-5208, serves as special counsel to Liberty Life with respect to federal securities laws.

FINANCIAL STATEMENTS

The financial statements of the LLAC Variable Account as of December 31, 2007 and for each of the periods in the two years then ended, the financial statements of Liberty Life Assurance Company of Boston as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the accompanying Independent Registered Public Accounting Firm Reports appear in the SAI.

GLOSSARY OF TERMS USED IN THE PROSPECTUS

Please refer to this list for the meaning of the following terms:

Account Value—The sum of the values of your interests in the Sub-Accounts, the Fixed Account and the Loan Account.

Accumulation Unit—An accounting unit of measurement which we use to calculate the value of a Sub-Account.

Age—An Insured's age at his or her last birthday.

Asset Rebalancing—Our program under which we periodically readjust the percentage of your Account Value allocated to each Sub-Account to maintain a pre-set level.

Beneficiary(ies)—The person(s) named by you to receive the Death Benefit under the Contract.

Cash Value—The Account Value less any applicable withdrawal charges.

Contract Anniversary—The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date—The effective date of insurance coverage under your Contract. It is used to determine Contract Anniversaries, Contract Years and the Monthly Date.

Contract Owner—The person(s) having the privileges of ownership defined in the Contract. The Contract Owner(s) may or may not be the same person(s) as the Insured(s). If your Contract is issued pursuant to a tax-qualified retirement plan, your ownership privileges may be modified by the plan.

Contract Year—Each twelve-month period beginning on the Contract Date and each Contract Anniversary.

Death Benefit—The amount payable to the Beneficiary under the Contract upon the death of the Insured, before payment of any unpaid Indebtedness.

Delivery Date—If you pay your initial Premium upon receipt of your Contract, the date on which your Contract is personally delivered to you; otherwise, five days after we mail your Contract for delivery to you.

Dollar Cost Averaging—Our program under which we periodically transfer a fixed dollar amount to the Sub-Accounts of your choice, until the source you designate is exhausted or you instruct us to stop.

Face Amount—The amount designated as such on the Contract information page or as subsequently changed in accordance with the terms of the Contract. It is used to determine the amount of Death Benefit.

Fixed Account—The portion of the Account Value allocated to our general account.

Guideline Level Premium—The level annual premium amount, payable over a period not ending before the insured person attains age 95, computed using an interest rate and mortality and other charges as prescribed pursuant to section 7702 (c) of the Tax Code.

Grace Period—A 61-day period during which the Contract will remain in force so as to permit you to pay a sufficient amount to keep the Contract from lapsing.

Indebtedness—The sum of all unpaid Contract loans and accrued loan interest.

Insured—A person whose life is Insured under the Contract.

Loan Account—An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Indebtedness.

Monthly Date—The same day in each month as the Contract Date. The day of the month on which the Monthly Deduction is taken from your Account Value.

Monthly Deduction—The amount deducted from the Account Value on each Monthly Date for the cost of insurance charge, the Contract fee, and the cost of any optional benefit agreement.

Net Investment Factor—The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

Net Premium—A Premium less any Premium Expense Charge.

Planned Premium—The amount of Premium selected by you to be paid periodically as payment for the Contract.

Portfolio(s)—The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

Premium—An amount paid to us as payment for the Contract by you or on your behalf.

SEC—The United States Securities and Exchange Commission.

Sub-Account—A division of the Variable Account, which invests wholly in shares of one of the Portfolios.

Sub-Account Value—The value of the assets held in a Sub-Account.

Surrender Value—The Cash Value less any unpaid Indebtedness.

Tax Code—The Internal Revenue Code of 1986, as amended.

Valuation Date—Each day the New York Stock Exchange ("NYSE") is open for business and we are open. We currently are open for variable business on each day the NYSE is open, except for emergencies or other times permitted by the SEC.

Valuation Period—The period of time over which we determine the change in the value of the Sub-Accounts. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date, or the next day we are open, if later.

Variable Account—LLAC Variable Account, which is a segregated investment account of Liberty Life.

We, us, ours, the Company—Liberty Life Assurance Company of Boston ("Liberty Life").

You, your, yours—The Owner of the Contract.

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To learn more about the Variable Account, Liberty Life, and the Contracts, you should read the SAI dated the same date as this prospectus. Please call our Service Center at 1-800-451-7065 extension 36203: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, net cash Surrender Values, and Cash Values; and (3) to ask questions about the Contract or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Variable Account and the Contract. Our reports and other information about the Variable Account and the Contract (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-09075

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the prospectus, dated May 1, 2008, for Flexible Premium Variable Life Insurance Contracts (the “Contract” or “Contracts”), offered by Liberty Life Assurance Company of Boston (“Liberty Life”, “the Company”, “we”, “us” ,”ours”). You should read this SAI together with the Contract’s prospectus, which we may amend from time to time.

To obtain a copy of a prospectus for the Contract, please call us at 1-800-451-7065 Ext. 36203 or write to our Service Center at the address provided above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE CONTRACTS AND FOR THE PORTFOLIOS IN WHICH THE LLAC VARIABLE ACCOUNT INVESTS.

THE CONTRACTS AND THE INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FDIC OR ANY OTHER FEDERAL GOVERNMENT AGENCY, NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ITS SUBSIDIARIES, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF VALUE.

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2008

RELATING TO PROSPECTUS DATED: MAY 1, 2008

Illustrations	5
Narrative Information	5
Experts.	11
Financial Statements	11
LLAC Variable Account	11
Liberty Life Assurance Company of Boston	11

Capitalized terms used in this SAI are defined where first used or in the Glossary beginning on page 52 of the Contract prospectus.

THE COMPANY

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON. Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance, group life, disability insurance and individual and group annuity contracts. Some of these contracts are eligible for dividends and some are not. The variable life insurance contracts described in the prospectus are not eligible for dividends. Liberty Life is licensed to do business in all states, in the District of Columbia, and in Canada. We intend to market the Contracts everywhere in the United States where we conduct life insurance business.

Liberty Life is 90% owned by Liberty Mutual Insurance Company (“Liberty Mutual”) and 10% owned by Liberty Mutual Fire Insurance Company (“LMFIC”), both of which are stock property and casualty insurance companies incorporated under the laws of the Commonwealth of Massachusetts. Liberty Mutual and LMFIC are both wholly-owned subsidiaries of Liberty Mutual Group Inc., a stock holding company incorporated under the laws of the Commonwealth of Massachusetts. Liberty Mutual Group Inc. is a wholly-owned subsidiary of LMHC Massachusetts Holdings Inc., a stock holding company incorporated under the laws of the Commonwealth of Massachusetts. LMHC Massachusetts Holdings Inc. is a wholly-owned subsidiary of Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company.

Liberty Life is obligated to pay all amounts promised to Contract Owners under the Contracts. Pursuant to a guarantee agreement effective February 3, 1998, Liberty Mutual unconditionally guarantees to us on behalf of and for the benefit of Liberty Life and owners of life insurance contracts and annuity contracts issued by Liberty Life that Liberty Mutual will, on demand, make funds available to us for the timely payment of contractual obligations under any insurance policy or annuity contract issued by us. Liberty Mutual’s commitment under the guarantee agreement supports our general account obligations, including our Fixed Account obligations under the Contracts and our obligation to pay death benefits in excess of the Account Values of the Contracts. While the guarantee agreement provides us with financial backing from Liberty Mutual, it does not create a direct contractual relationship between Liberty Mutual and you. Liberty Mutual may terminate this guarantee on notice to Liberty Life.

For additional information, please refer to the Contract prospectus, “Description of Liberty Life and the Variable Account,” on page 11.

THE VARIABLE ACCOUNT

LLAC VARIABLE ACCOUNT. LLAC Variable Account (“the Variable Account”) was originally established on July 10, 1998 as a segregated asset account of Liberty Life under the laws of the Commonwealth of Massachusetts. The Variable Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or Liberty Life.

SERVICES

SAFEKEEPING OF THE VARIABLE ACCOUNT’S ASSETS. Liberty Life holds the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

PAYMENT SERVICES. Liberty Mutual Insurance Company, the indirect parent company of Liberty Life, provides services with respect to the processing of certain payments received from life insurance policyholders, including Contract Owners. Liberty Life has determined that $1,000 per year was paid to Liberty Mutual in 2005, 2006 and 2007 for processing services attributable to the Contracts.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS

PERIODIC REPORTS. We will maintain all records relating to the Variable Account and the Sub-Accounts. While your Contract is in force, we will send you a statement at least once each year showing information concerning your Contract transactions and the current status of your Contract. The statement will include the Account Value as of the end of the current and prior reporting period, the number, type and value of your interests in the Sub-Accounts to which you have allocated your Net Premiums, the current Death Benefit, Surrender Value, indebtedness, partial withdrawals, Premiums paid, and deductions made since the last statement. We will also include any information required by applicable laws and regulations. If you ask us, we will send you an additional statement at any time. We may charge up to $25 for this additional statement. We will tell you the current charge before we send you the statement.

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In addition, we will send you such reports or prospectuses concerning the Variable Account or the Portfolios of the underlying Sub-Accounts as may be required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. This information includes annual reports, semi-annual reports and supplements to current prospectuses. You will receive this information in printed form through the mail, unless you consent to available electronic forms of publication, which you can do at any time.

To the extent permitted by rules and regulations, we may provide one copy of each prospectus or report to persons who own more than one Contract.

We also will mail you confirmation notices or other appropriate notices of Contract transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. In addition, please review your periodic statements and notices carefully, as they contain important information relating to the status of your Contract. It is your obligation to report to us, at the address or phone number provided on your statement, any errors or discrepancies concerning the information provided on the statement or notice.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the Contract must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the Contract, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATIONS. We reserve the right to modify the Contract without your express consent, in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the Contract will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

LIMIT ON RIGHT TO CONTEST. In the absence of fraud, we may not contest the insurance coverage under the Contract after the Contract has been in force for two years after the Contract Date while the Insured is alive or for two years after any increase in the Face Amount. The two-year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

In issuing a Contract, we rely on your application. Your statements in that application and any supplemental applications, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with the Contract application to void the Contract or to deny a claim, unless that statement is a part of the application or an amendment thereto.

SUICIDE. If the Insured commits suicide while sane or kills him- or herself while insane within two years of the Contract Date, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay you an amount equal to the Account Value less any Indebtedness, or the minimum amount required by the state in which your Contract was issued, and the Contract will end. Likewise, if the Insured dies by suicide while sane or kills him- or herself while insane within two years after the effective date of any increase in the Face Amount, the amount we will pay you with respect to that increase will be limited to the Monthly Deductions taken in connection with that increase.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of the Insured is incorrectly stated in the application, we will adjust any proceeds appropriately as specified in the Contract.

CREDITORS’ CLAIMS. TO the extent permitted by law, no benefits payable under this Contract will be subject to the claims of your or the Beneficiary’s creditors.

DIVIDENDS. We will not pay any dividend under the Contract.

UNDERWRITERS

LIBERTY LIFE SECURITIES LLC. Liberty Life Securities LLC (“LLS”), a wholly owned subsidiary of Liberty Life, serves as distributor of the Contracts. LLS is located at 100 Liberty Way, Dover New Hampshire 03820. It is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, formerly the National Association of Securities Dealers, Inc. LLS became distributor of the Contracts on January 1, 2008, replacing Liberty Life Distributors LLC (“LLD”), an affiliated broker-dealer and former distributor of the Contracts. LLD merged with LLS on February 29, 2008. LLD was also a wholly owned subsidiary of Liberty Life.

The Contracts are offered on a continuous basis and sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. LLS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Contracts. In some states, Contracts may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Generally, representatives will receive a commission of not more than 30% of the Premiums received in the first year on Premiums up to the commissionable Premium, plus not more than 4% of any additional Premiums in the first Contract Year. Commissions on Premiums paid in subsequent years are lower. Representatives also will generally receive a commission on a Face Amount increase. In addition, we may pay or permit other promotional incentives in cash, or credit or other compensation. We also may pay override payments, expense reimbursement allowances, bonuses, broker-dealer fees, training allowances, and service fees.

The aggregate dollar amount of underwriting commissions paid to LLD for the years ended December 31, 2007, 2006 and 2005 were

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$452,759, $491,626, and $488,526, respectively. None of the underwriting commissions were retained by LLD for each of these periods. No other fees were paid to LLD or LLS for distribution services.

The distribution agreement with LLS provides for indemnification of LLS by Liberty Life for liability to Owners arising out of services rendered or contracts issued.

ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, Contracts may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for Contracts issued under these arrangements. Among other things, we may waive withdrawal charges and deductions to employees, officers, directors, agents, and immediate family members of the foregoing. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application for a Contract. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants and anticipated Premiums from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Contract vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Contracts are purchased and certain characteristics of the group’s members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements. From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Contract Owners and all other owners of all other contracts funded by the Variable Account.

UNDERWRITING PROCEDURES. Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to the Company, and (2) we may require that the Insured have a medical examination. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. Applicants who meet guidelines on issue age and Premium limitations may be eligible for simplified underwriting without a medical examination.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the Contract’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (“1980 CSO”), male or female (unisex rates may be required in some situations), smoker or nonsmoker, age of the insured on their last birthday.

A special risk class is used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), smoker or nonsmoker and age of the insured on their last birthday.

For additional information on charges, please refer to the Contract prospectus, “Charges and Deductions” beginning on page 36.

LAPSE AND REINSTATEMENT

GRACE PERIOD. If you have any unpaid Indebtedness and your Surrender Value is insufficient to pay a Monthly Deduction when due, your Contract will enter the Grace Period and may terminate. During the Grace Period, you may surrender the Contract and transfer Account Value among Sub-Accounts. You are not permitted, however, to take a Contract loan, partial withdrawal, make changes to your Face Amount or to optional insurance benefits while your Contract is in the Grace Period.

For additional information, please refer to the Contract prospectus, “Lapse and Reinstatement” beginning on page 44.

PERFORMANCE DATA

PERFORMANCE INFORMATION. From time to time, we may include in our marketing materials and Contract Owner reports performance information for the Sub-Accounts of the Variable Account available under the Contract. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract Owner. Also, please note that performance figures shown do not reflect any applicable taxes.

The performance figures in these reports represent the total return for the Sub-Accounts for the periods indicated, and reflect all expenses of the underlying Portfolios, as well as the guaranteed maximum 0.60% Separate Account Expense Charge against amounts allocated to the underlying Portfolios. The rates of return do not reflect withdrawal charges, Monthly Deductions (including the cost of insurance charge), or premium taxes. These charges would reduce the average annual return reflected. Performance figures in these reports run from the date of inception of the underlying Portfolios, which\ may predate when the Variable Account was established on July 10, 1998, and when the Contract first was available for sale on November 11, 1999. The average annual returns shown in the reports are calculated as follows:

P*(1+T)^n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

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ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, three, five, or ten -year period as of the end of the period or fractional portion thereof.

For additional information on Contract charges, please refer to the Contract prospectus, “Charges and Deductions” beginning on page 36.

ILLUSTRATIONS

NARRATIVE INFORMATION. The following tables have been prepared to help show how values under Contracts change with investment experience. The tables illustrate how Account Values, Surrender Values, and Death Benefits under a Contract issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios’ assets were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. These gross rates of return do not reflect the deduction of charges and expenses of the Portfolios. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Account Values, Surrender Values and Death Benefits may be different.

The illustrations assume annual payment of Planned Premiums in the amount shown in the table, which equals twelve times the Lifetime Guaranteed Coverage monthly Premium. Payment of this level of Premium each month would guarantee Death Benefit coverage for the Insured’s lifetime, regardless of investment performance, assuming no loans or withdrawals are taken.

The amounts shown for the Account Value, Surrender Value and Death Benefit as of each Contract Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 0.60% of average daily net assets to compensate Liberty Life for its expenses incurred and for assuming mortality and expense risks under the Contracts. The illustrations also reflect the deduction of the Premium Expense charge from each Premium payment. The current Premium

Expense Charge is 5.5% of each Premium up to twelve times the Lifetime Guaranteed Coverage monthly Premium and 3.5% of any Premium in excess of that amount. We guarantee that the Premium Expense Charge will not exceed 5.5% of each Premium. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.86%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, without any expense reimbursements or fee waivers. If current expense reimbursements and fee waivers were included, the annual effective rate would also have been 0.84%. Liberty Life anticipates that expense reimbursement and fee waiver arrangements currently in effect will continue through the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

The tables also reflect applicable charges including monthly cost of insurance charges and a Contract fee of $9.00 per month for Contracts with Face Amounts of less than $100,000 and $6.00 per month for Contracts with higher Face Amounts. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges and Premium Expense Charges. After deduction of these amounts (other than the cost of insurance charges, Contract fees and Premium Expense Charges), hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to approximate net annual investment rates of -0.84%, 5.16%, and 11.16%, respectively on a current basis and -0.86%, 5.14% and 11.14%, respectively, on a guaranteed basis. Cost of insurance rates vary by issue age (or attained age in the case of increases in Face Amount), sex, rating class and Contract Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above.

The tables reflect the fact that no charges for federal, state or other income taxes are currently made against the Variable Account. If such a charge is made in the future, a higher gross rate of return than illustrated will be needed to produce the net after-tax returns shown in the tables.

The tables illustrate the Account Values, Surrender Values, and Death Benefits that would result based upon the hypothetical investment rates of return if all Premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account, and if no Contract loans are taken. The tables also assume that you have not requested an increase or decrease in Face Amount and no partial withdrawals or transfers have been made.

The Contract offers two Death Benefit Options. Under Option 1, the Death Benefit will be the greater of the Face Amount or a percentage of the Account Value. Under Option 2, the Death Benefit will be the greater of the Face Amount plus the Account Value or a percentage of the Account Value. We subtract any outstanding Contract debt and due and unpaid charges before we pay a Death Benefit. The Death Benefit in the illustration is determined under Option 1.

Values are shown for Contracts which are issued to preferred non-tobacco class Insureds. Values for Contracts issued on a basis involving a higher mortality risk would result in lower Account Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable guaranteed cost of insurance rate structure than males.

In most states, the Contract includes three coverage guarantees: Minimum Guaranteed Coverage, Limited Guaranteed Coverage, and Lifetime Guaranteed Coverage. While any coverage guarantee is in effect, and you have no outstanding Indebtedness, your Contract will not lapse if the Surrender Value is insufficient to pay the Monthly Deduction. Provided sufficient Premium is paid, in most states Limited Guaranteed Coverage will be in effect until the later of the Insured’s age 75 or 15 years after the Contract Date, and

5

Minimum Guaranteed Coverage will be in effect for the first three Contract Years. In Maryland, Massachusetts, New Jersey, and Texas, Lifetime Guaranteed Coverage is not available and Limited Guaranteed Coverage ends after five Contract Years. If you do not pay sufficient Premium, one or more coverage guarantees will terminate. If Limited or Lifetime Guaranteed Coverage terminates for this reason, you will be given a fixed time of at least one year to pay sufficient additional Premium to restore the guarantee. Even if all of the coverage guarantees terminate, however, your Contract will not lapse provided that the Surrender Value is sufficient to pay the Monthly Deductions as they come due. Your Contract will state a monthly Premium amount for each coverage guarantee. For a guarantee to remain in effect your total Premiums (less any partial withdrawal) must at least equal the relevant monthly Premium amount, times the number of months since the Contract Date, minus the relevant monthly Premium amounts for the most recent three months. However, if Lifetime Guaranteed Coverage is in effect when the Insured reaches age 100, we will not require payment of additional Premium and the Death Benefit will equal the greater of the Face Amount or 101% of the Account Value.

If the Surrender Value in an illustration is zero, any Death Benefit shown is the Guaranteed Death Benefit. If a Contract loan is outstanding in this situation, the Contract may lapse in accordance with the Grace Period provisions. The Contract also might lapse in this situation if you previously had partial withdrawals and your total Premium payments, minus the amounts withdrawn, were insufficient to keep the Guaranteed Death Benefit in effect.

The insurance benefit agreements described in the prospectus are available to add optional insurance benefits to your Contract. The charges for insurance benefit agreements are deducted from your Account Value as part of the Monthly Deduction. The attached illustrations do not include any optional insurance benefits.

Upon request, Liberty Life will furnish a comparable illustration based on the proposed Insured’s age, sex, underwriting classification, proposed Planned Premium, and any available agreements requested. Please contact your representative, call us at 1-800-451-7065 Ext. 36203 or write to our Service Center to request an illustration.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

6

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
MALE PREFERRED NON-TOBACCO
$1090.44 ANNUAL PLANNED PREMIUM
ISSUE AGE 30
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1

VALUES - CURRENT COST OF INSURANCE

		0% yield			6% yield			12% yield
Contract	Account	Surrender	Death	Account	Surrender	Death	Account	Surrender	Death
Year	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
1	827	27	100,000	882	82	100,000	938	138	100,000
2	1,641	841	100,000	1,804	1,004	100,000	1,974	1,174	100,000
3	2,444	1,644	100,000	2,768	1,968	100,000	3,119	2,319	100,000
4	3,238	2,518	100,000	3,777	3,057	100,000	4,386	3,666	100,000
5	4,013	3,373	100,000	4,826	4,186	100,000	5,781	5,141	100,000
6	4,778	4,218	100,000	5,923	5,363	100,000	7,324	6,764	100,000
7	5,523	5,043	100,000	7,062	6,582	100,000	9,020	8,540	100,000
8	6,247	5,847	100,000	8,242	7,842	100,000	10,887	10,487	100,000
9	6,961	6,641	100,000	9,477	9,157	100,000	12,951	12,631	100,000
10	7,655	7,495	100,000	10,759	10,599	100,000	15,224	15,064	100,000
11	8,330	8,330	100,000	12,091	12,091	100,000	17,731	17,731	100,000
12	8,978	8,978	100,000	13,467	13,467	100,000	20,488	20,488	100,000
13	9,609	9,609	100,000	14,899	14,899	100,000	23,533	23,533	100,000
14	10,222	10,222	100,000	16,391	16,391	100,000	26,895	26,895	100,000
15	10,810	10,810	100,000	17,936	17,936	100,000	30,604	30,604	100,000
16	11,372	11,372	100,000	19,537	19,537	100,000	34,697	34,697	100,000
17	11,909	11,909	100,000	21,198	21,198	100,000	39,217	39,217	100,000
18	12,431	12,431	100,000	22,930	22,930	100,000	44,219	44,219	100,000
19	12,926	12,926	100,000	24,729	24,729	100,000	49,749	49,749	100,000
20	13,389	13,389	100,000	26,590	26,590	100,000	55,857	55,857	103,336
25	15,322	15,322	100,000	37,089	37,089	100,000	97,173	97,173	145,760
30	16,297	16,297	100,000	49,816	49,816	100,000	164,530	164,530	213,888
35	15,652	15,652	100,000	65,296	65,296	100,000	274,083	274,083	328,899
40	12,255	12,255	100,000	84,716	84,716	100,000	451,473	451,473	519,194
45	3,730	3,730	100,000	109,664	109,664	115,147	739,743	739,743	776,730
50	0	0	100,000	140,842	140,842	147,884	1,212,107	1,212,107	1,272,712
55	0	0	100,000	178,223	178,223	187,135	1,969,568	1,969,568	2,068,046
60	0	0	100,000	221,985	221,985	233,084	3,166,127	3,166,127	3,324,434
65	0	0	100,000	276,792	276,792	279,560	5,115,665	5,115,665	5,166,821
70	0	0	100,000	346,665	346,665	350,131	8,331,625	8,331,625	8,414,941

Assumptions:

(1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

(2) Assumes no Contract loans have been made.

(3) Values reflect guaranteed cost of insurance charges and premium expense charges.

(4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,

7

INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
MALE PREFERRED NON-TOBACCO
$1090.44 ANNUAL PLANNED PREMIUM
ISSUE AGE 30
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1

VALUES - GUARANTEED COST OF INSURANCE

		0% yield			6% yield			12% yield
Contract	Account	Surrender	Death	Account	Surrender	Death	Account	Surrender	Death
Year	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
1	827	27	100,000	882	82	100,000	937	137	100,000
2	1,615	815	100,000	1,777	977	100,000	1,946	1,146	100,000
3	2,389	1,589	100,000	2,709	1,909	100,000	3,057	2,257	100,000
4	3,147	2,427	100,000	3,679	2,959	100,000	4,280	3,560	100,000
5	3,888	3,248	100,000	4,687	4,047	100,000	5,626	4,986	100,000
6	4,613	4,053	100,000	5,735	5,175	100,000	7,108	6,548	100,000
7	5,320	4,840	100,000	6,823	6,343	100,000	8,740	8,260	100,000
8	6,007	5,607	100,000	7,951	7,551	100,000	10,535	10,135	100,000
9	6,673	6,353	100,000	9,120	8,800	100,000	12,509	12,189	100,000
10	7,318	7,158	100,000	10,333	10,173	100,000	14,683	14,523	100,000
11	7,940	7,940	100,000	11,587	11,587	100,000	17,075	17,075	100,000
12	8,539	8,539	100,000	12,885	12,885	100,000	19,708	19,708	100,000
13	9,113	9,113	100,000	14,229	14,229	100,000	22,609	22,609	100,000
14	9,661	9,661	100,000	15,618	15,618	100,000	25,806	25,806	100,000
15	10,182	10,182	100,000	17,055	17,055	100,000	29,332	29,332	100,000
16	10,675	10,675	100,000	18,539	18,539	100,000	33,220	33,220	100,000
17	11,137	11,137	100,000	20,073	20,073	100,000	37,511	37,511	100,000
18	11,569	11,569	100,000	21,658	21,658	100,000	42,252	42,252	100,000
19	11,968	11,968	100,000	23,295	23,295	100,000	47,491	47,491	100,000
20	12,331	12,331	100,000	24,987	24,987	100,000	53,286	53,286	100,000
25	13,461	13,461	100,000	34,239	34,239	100,000	92,299	92,299	138,448
30	12,932	12,932	100,000	44,850	44,850	100,000	155,300	155,300	201,890
35	9,619	9,619	100,000	56,997	56,997	100,000	256,823	256,823	308,188
40	1,123	1,123	100,000	71,204	71,204	100,000	419,177	419,177	482,053
45	0	0	100,000	89,427	89,427	100,000	680,426	680,426	714,447
50	0	0	100,000	114,718	114,718	120,454	1,106,830	1,106,830	1,162,171
55	0	0	100,000	144,469	144,469	151,693	1,777,942	1,777,942	1,866,839
60	0	0	100,000	177,807	177,807	186,698	2,808,497	2,808,497	2,948,922
65	0	0	100,000	219,690	219,690	221,887	4,474,924	4,474,924	4,519,674
70	0	0	100,000	273,676	273,676	276,413	7,220,410	7,220,410	7,292,614

Assumptions:

(1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

(2) Assumes no Contract loans have been made.

(3) Values reflect guaranteed cost of insurance charges and premium expense charges.

(4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to

8

keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

MALE PREFERRED NON-TOBACCO
$5053.44 PLANNED PREMIUM
ISSUE AGE 45
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1

VALUES - CURRENT COST OF INSURANCE

		0% yield			6% yield			12% yield
Contract	Account	Surrender	Death	Account	Surrender	Death	Account	Surrender	Death
Year	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
1	4,047	627	250,000	4,311	891	250,000	4,575	1,155	250,000
2	7,997	4,577	250,000	8,777	5,357	250,000	9,591	6,171	250,000
3	11,879	8,459	250,000	13,435	10,015	250,000	15,124	11,704	250,000
4	15,665	12,587	250,000	18,267	15,189	250,000	21,203	18,125	250,000
5	19,340	16,604	250,000	23,262	20,526	250,000	27,870	25,134	250,000
6	22,928	20,534	250,000	28,454	26,060	250,000	35,214	32,820	250,000
7	26,432	24,380	250,000	33,855	31,803	250,000	43,312	41,260	250,000
8	29,836	28,126	250,000	39,460	37,750	250,000	52,232	50,522	250,000
9	33,161	31,793	250,000	45,298	43,930	250,000	62,087	60,719	250,000
10	36,389	35,705	250,000	51,365	50,681	250,000	72,965	72,281	250,000
11	39,502	39,502	250,000	57,657	57,657	250,000	84,968	84,968	250,000
12	42,486	42,486	250,000	64,172	64,172	250,000	98,214	98,214	250,000
13	45,343	45,343	250,000	70,928	70,928	250,000	112,856	112,856	250,000
14	48,058	48,058	250,000	77,927	77,927	250,000	129,051	129,051	250,000
15	50,618	50,618	250,000	85,174	85,174	250,000	146,981	146,981	250,000
16	53,024	53,024	250,000	92,690	92,690	250,000	166,869	166,869	250,000
17	55,271	55,271	250,000	100,492	100,492	250,000	188,961	188,961	250,000
18	57,351	57,351	250,000	108,599	108,599	250,000	213,482	213,482	264,717
19	59,226	59,226	250,000	117,010	117,010	250,000	240,508	240,508	293,420
20	60,891	60,891	250,000	125,753	125,753	250,000	270,292	270,292	324,350
25	65,394	65,394	250,000	175,506	175,506	250,000	471,062	471,062	541,721
30	60,432	60,432	250,000	240,211	240,211	252,222	797,640	797,640	837,521
35	37,832	37,832	250,000	323,528	323,528	339,704	1,332,795	1,332,795	1,399,435
40	0	0	250,000	424,039	424,039	445,241	2,192,862	2,192,862	2,302,505
45	0	0	250,000	542,767	542,767	569,906	3,556,005	3,556,005	3,733,806
50	0	0	250,000	691,113	691,113	698,024	5,778,399	5,778,399	5,836,183
55	0	0	250,000	879,414	879,414	888,209	9,443,523	9,443,523	9,537,958

Assumptions:

(1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

(2) Assumes no Contract loans have been made.

(3) Values reflect guaranteed cost of insurance charges and premium expense charges.

(4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

9

(6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

MALE PREFERRED NON-TOBACCO
$5053.44 PLANNED PREMIUM
ISSUE AGE 45
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1

VALUES - GUARANTEED COST OF INSURANCE

		0% yield			6% yield			12% yield
Contract	Account	Surrender	Death	Account	Surrender	Death	Account	Surrender	Death
Year	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
1	4,046	626	250,000	4,310	890	250,000	4,574	1,154	250,000
2	7,731	4,311	250,000	8,502	5,082	250,000	9,308	5,888	250,000
3	11,304	7,884	250,000	12,828	9,408	250,000	14,484	11,064	250,000
4	14,765	11,687	250,000	17,290	14,212	250,000	20,146	17,068	250,000
5	18,108	15,372	250,000	21,889	19,153	250,000	26,343	23,607	250,000
6	21,324	18,930	250,000	26,623	24,229	250,000	33,126	30,732	250,000
7	24,405	22,353	250,000	31,491	29,439	250,000	40,554	38,502	250,000
8	27,339	25,629	250,000	36,489	34,779	250,000	48,692	46,982	250,000
9	30,114	28,746	250,000	41,611	40,243	250,000	57,609	56,241	250,000
10	32,721	32,037	250,000	46,859	46,175	250,000	67,394	66,710	250,000
11	35,146	35,146	250,000	52,228	52,228	250,000	78,143	78,143	250,000
12	37,377	37,377	250,000	57,718	57,718	250,000	89,970	89,970	250,000
13	39,411	39,411	250,000	63,338	63,338	250,000	103,013	103,013	250,000
14	41,234	41,234	250,000	69,087	69,087	250,000	117,423	117,423	250,000
15	42,823	42,823	250,000	74,960	74,960	250,000	133,375	133,375	250,000
16	44,154	44,154	250,000	80,956	80,956	250,000	151,072	151,072	250,000
17	45,206	45,206	250,000	87,074	87,074	250,000	170,759	170,759	250,000
18	45,937	45,937	250,000	93,305	93,305	250,000	192,718	192,718	250,000
19	46,308	46,308	250,000	99,644	99,644	250,000	217,171	217,171	264,948
20	46,279	46,279	250,000	106,092	106,092	250,000	244,068	244,068	292,882
25	38,558	38,558	250,000	140,381	140,381	250,000	423,785	423,785	487,352
30	9,333	9,333	250,000	179,931	179,931	250,000	712,978	712,978	748,627
35	0	0	250,000	233,899	233,899	250,000	1,184,672	1,184,672	1,243,906
40	0	0	250,000	309,990	309,990	325,489	1,927,558	1,927,558	2,023,936
45	0	0	250,000	396,235	396,235	416,047	3,069,074	3,069,074	3,222,528
50	0	0	250,000	504,000	504,000	509,040	4,914,577	4,914,577	4,963,723
55	0	0	250,000	641,955	641,955	648,374	7,954,286	7,954,286	8,033,828

Assumptions:

(1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

(2) Assumes no Contract loans have been made.

(3) Values reflect guaranteed cost of insurance charges and premium expense charges.

(4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

10

(5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

(6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

The consolidated financial statements of Liberty Life Assurance Company of Boston at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of LLAC Variable Account at December 31, 2007 and for each of the periods indicated therein, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus, this SAI and the registration statement of which they are parts, including the hypothetical Contract illustrations, have been examined by Kristin J. Weinhold, FSA, MAAA, CLU, Actuary of the Company, and are included in reliance upon her opinion as to their reasonableness.

FINANCIAL STATEMENTS

LLAC VARIABLE ACCOUNT

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2007

Statement of Operations for the year ended December 31, 2007

Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006

Notes to Financial Statements

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

Report of Independent Auditors

Consolidated Balance Sheets as of December 31, 2007 and 2006

Consolidated Statements of Income for the years ended December 31, 2007, 2006 and 2005

Consolidated Statements of Changes in Stockholders’ Equity as of December 31, 2007, 2006 and 2005

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005

Notes to Consolidated Financial Statements

The financial statements of Liberty Life included herein should be considered only as bearing on the ability of Liberty Life to meet its obligations under the Contracts.

11

AUDITED FINANCIAL STATEMENTS

LLAC Variable Account

Year ended December 31, 2007

LLAC Variable Account
Audited Financial Statements
Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors of Liberty Life Assurance Company
of Boston and Contract Owners of LLAC Variable Account

We have audited the accompanying statements of assets and liabilities of LLAC Variable Account (the Account comprised of: AIM V.I. Capital Appreciation Fund, AIM V.I. Government Securities Fund, AIM V.I. International Growth Fund, AIM V.I. New Technology Fund, Columbia Asset Allocation Fund, Variable Series, Columbia High Yield Securities Fund, Variable Series, Columbia Large Cap Growth Stock Fund, Variable Series, Columbia Large Cap Value Fund, Variable Series, Columbia Money Market Fund, Columbia Small Cap Value Fund, Variable Series, Columbia Strategic Income Fund, Variable Series, Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund - Capital Appreciation Portfolio, Dreyfus Investment Portfolio - Emerging Leaders Fund, Dreyfus Investment Portfolio - Technology Growth Fund, Dreyfus Socially Responsible Growth Fund, Franklin Growth and Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Money Market Fund, Franklin Strategic Income Securities Fund, MFS VIT Core Equity Series, MFS VIT Emerging Growth Series, MFS VIT High Income Series, MFS VIT Investors Trust Series, MFS VIT Research Series, MFS VIT Utilities Series, and Templeton Growth Securities Fund) as of December 31, 2007, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting LLAC Variable Account at December 31, 2007, the results of their operations for the year then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, MA
April 18, 2008

1

LLAC Variable Account
Statement of Assets and Liabilities
December 31, 2007

	Shares	Cost	Market Value
Assets
Investments:
AIM V.I. Capital Appreciation Fund	22,059	$522,721	$647,886
AIM V.I. Government Securities Fund	22,010	268,334	265,221
AIM V.I. International Growth Fund	70,192	1,814,874	2,360,571
AIM V.I. New Technology Fund	37,346	534,212	563,932
Columbia Asset Allocation Fund, Variable Series	16,569	237,732	252,669
Columbia High Yield Securities Fund, Variable Series	53,728	623,133	598,531
Columbia Large Cap Growth Stock Fund, Variable Series	23,261	567,548	729,246
Columbia Large Cap Value Fund, Variable Series	147,802	2,758,137	2,741,723
Columbia Money Market Fund	258,680	258,680	258,680
Columbia Small Cap Value Fund, Variable Series	91,949	1,533,880	1,662,437
Columbia Strategic Income Fund, Variable Series	81,932	807,056	775,894
Dreyfus Investment Portfolio - Emerging Leaders Fund	—	—	—
Dreyfus Stock Index Fund	71,366	2,113,901	2,669,042
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	8,431	303,197	378,204
Dreyfus Investment Portfolio - Technology Growth Fund	3,558	31,343	38,535
Dreyfus Socially Responsible Growth Fund	2,443	62,758	74,502
Franklin Growth and Income Securities Fund	141,211	2,186,726	2,098,395
Franklin Large Cap Growth Securities Fund	26,062	388,308	449,575
Franklin Money Market Fund	834,940	834,940	834,940
Franklin Strategic Income Securities Fund	84,035	1,026,375	1,058,846
MFS VIT Core Equity Series	5,632	80,937	96,671
MFS VIT Emerging Growth Series	63,405	1,218,742	1,585,767
MFS VIT High Income Series	27,193	264,065	259,186
MFS VIT Investors Trust Series	90,767	1,826,774	2,134,717
MFS VIT Research Series	102,762	1,801,175	2,084,000
MFS VIT Utilities Series	12,745	289,228	439,422
Templeton Growth Securities Fund	77,751	1,097,714	1,200,474
Total assets			26,259,066
Liabilities			—
Net Assets			$26,259,066
Net Assets
Variable life contracts			$26,259,066

See accompanying notes to financial statements.
2

LLAC Variable Account
Statement of Operations
For the year ended December 31, 2007

	AIM V.I. Capital Appreciation Fund	AIM V.I. Government Securities Fund	AIM V.I. International Growth Fund	AIM V.I. New Technology Fund	Columbia Asset Allocation Fund, Variable Series
Investment Income:
Dividends	$—	$10,503	$9,526	$—	$30,643
Total investment income	—	10,503	9,526	—	30,643
Expenses:
Mortality and expense risks and administrative charges	56,963	11,219	176,203	41,831	8,149
Net investment income (loss)	(56,963)	(716)	(166,677)	(41,831)	22,494
Realized gains (losses) on investments
Realized gain on sale of portfolio shares	290,139	363	94,650	5,774	1,755
Total realized gains (losses) on investments	290,139	363	94,650	5,774	1,755
Change in unrealized appreciation/ (depreciation) during the year	(188,662)	5,603	170,295	29,466	(12,320)
Net increase (decrease) in net assets from operations	$44,514	$5,250	$98,268	$(6,591)	$11,929

See accompanying notes to financial statements.
3

LLAC Variable Account
Statement of Operations
For the year ended December 31, 2007

	Columbia High Yield Securities Fund, Variable Series	Columbia Large Cap Growth Stock Fund, Variable Series	Columbia Large Cap Value Fund, Variable Series	Columbia Money Market Fund	Columbia Small Cap Value Fund, Variable Series
Investment Income:
Dividends	$29,643	$2,781	$221,824	$12,508	$180,468
Total investment income	29,643	2,781	221,824	12,508	180,468
Expenses:
Mortality and expense risks and administrative charges	41,444	41,619	182,072	19,778	131,107
Net investment income (loss)	(11,801)	(38,838)	39,752	(7,270)	49,361
Realized gains (losses) on investments
Realized gain on sale of portfolio shares	1,999	23,423	49,637	—	44,333
Total realized gains (losses) on investments	1,999	23,423	49,637	—	44,333
Change in unrealized appreciation/ (depreciation) during the year	(29,559)	77,818	(244,514)	—	(270,578)
Net increase (decrease) in net assets from operations	$(39,361)	$62,403	$(155,125)	$(7,270)	$(176,884)

See accompanying notes to financial statements.
4

LLAC Variable Account
Statement of Operations
For the year ended December 31, 2007

	Columbia Strategic Income Fund, Variable Series	Dreyfus Stock Index Fund	Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	Dreyfus Investment Portfolio - Emerging Leaders Fund	Dreyfus Investment Portfolio - Technology Growth Fund
Investment Income:
Dividends	$60,666	$45,864	$5,749	$30,694	$—
Total investment income	60,666	45,864	5,749	30,694	—
Expenses:
Mortality and expense risks and administrative charges	48,754	185,653	16,345	24,699	13,290
Net investment income (loss)	11,912	(139,789)	(10,596)	5,995	(13,290)
Realized gains (losses) on investments
Realized gain on sale of portfolio shares	(1,480)	203,213	7,003	(30,978)	70,416
Total realized gains (losses) on investments	(1,480)	203,213	7,003	(30,978)	70,416
Change in unrealized appreciation/ (depreciation) during the year	(20,449)	(110,706)	13,001	7,444	(47,786)
Net increase (decrease) in net assets from operations	$(10,017)	$(47,282)	$9,408	$(17,539)	$9,340

See accompanying notes to financial statements.
5

LLAC Variable Account
Statement of Operations
For the year ended December 31, 2007

	Dreyfus Socially Responsible Growth Fund	Franklin Growth and Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund	Franklin Strategic Income Securities Fund
Investment Income:
Dividends	$379	$152,623	$7,032	$36,145	$52,815
Total investment income	379	152,623	7,032	36,145	52,815
Expenses:
Mortality and expense risks and administrative charges	3,622	164,062	37,701	48,744	69,407
Net investment income (loss)	(3,243)	(11,439)	(30,669)	(12,599)	(16,592)
Realized gains (losses) on investments
Realized gain on sale of portfolio shares	718	39,173	185,333	—	12,392
Total realized gains (losses) on investments	718	39,173	185,333	—	12,392
Change in unrealized appreciation/ (depreciation) during the year	4,311	(282,498)	(139,464)	—	(12,998)
Net increase (decrease) in net assets from operations	$1,786	$(254,764)	$15,200	$(12,599)	$(17,198)

See accompanying notes to financial statements.
6

LLAC Variable Account
Statement of Operations
For the year ended December 31, 2007

	MFS VIT Core Equity Series	MFS VIT Emerging Growth Series	MFS VIT High Income Series	MFS VIT Investors Trust Series	MFS VIT Research Series
Investment Income:
Dividends	$356	$—	$18,180	$32,964	$13,108
Total investment income	356	—	18,180	32,964	13,108
Expenses:
Mortality and expense risks and administrative charges	17,269	126,410	16,548	154,574	164,053
Net investment income (loss)	(16,913)	(126,410)	1,632	(121,610)	(150,945)
Realized gains (losses) on investments
Realized gain on sale of portfolio shares	107,913	90,459	26,841	58,988	30,647
Total realized gains (losses) on investments	107,913	90,459	26,841	58,988	30,647
Change in unrealized appreciation/ (depreciation) during the year	(78,243)	194,745	(29,743)	91,480	171,106
Net increase (decrease) in net assets from operations	$12,757	$158,794	$(1,270)	$28,858	$50,808

See accompanying notes to financial statements.
7

LLAC Variable Account
Statement of Operations
For the year ended December 31, 2007

	MFS VIT Utilities Series	Templeton Growth Securities Fund
Investment Income:
Dividends	$32,241	$62,267
Total investment income	32,241	62,267
Expenses:
Mortality and expense risks and administrative charges	29,265	109,634
Net investment income (loss)	2,976	(47,367)
Realized gains (losses) on investments
Realized gain on sale of portfolio shares	100,863	128,127
Total realized gains (losses) on investments	100,863	128,127
Change in unrealized appreciation/(depreciation) during the year	(13,159)	(163,471)
Net increase (decrease) in net assets from operations	$90,680	$(82,711)

See accompanying notes to financial statements.
8

LLAC Variable Account
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006

	AIM V.I. Capital Appreciation Fund		AIM V.I. Government Securities Fund		AIM V.I. International Growth Fund		AIM V.I. New Technology Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(56,963)	$(129,881)	$(716)	$(724)	$(166,677)	$(95,406)	$(41,831)	$(234)
Realized gains (losses)	290,139	12,353	363	403	94,650	82,050	5,774	128
Change in unrealized appreciation (depreciation) during the year	(188,662)	78,947	5,603	(1,811)	170,295	201,914	29,466	92
Net increase (decrease) in net assets resulting from operations	44,514	(38,581)	5,250	(2,132)	98,268	188,558	(6,591)	(14)
Contract transactions:
Purchase payments from contract owners	131,911	372,210	13,802	15,132	494,189	305,002	124,177	386
Contract terminations and annuity payouts	(40,867)	(87,190)	(28,742)	(18,647)	(123,705)	(65,502)	(28,493)	(663)
Transfers between sub-accounts, net	(1,079,351)	77,308	(1,870)	7,748	599,884	(86,645)	482,781	10
Contract Loans	(15,448)	(42,818)	(2,450)	(2,467)	(43,075)	(29,882)	(10,080)	54
Other transfers (to) from Liberty Life Assurance Company of Boston	1,559	(85)	(104)	126	768	486	134	(3)
Net increase (decrease) in net assets resulting from contract transactions	(1,002,196)	319,425	(19,364)	1,892	928,060	123,459	568,519	(216)
Total increase (decrease) in net assets	(957,682)	280,844	(14,114)	(240)	1,026,329	312,017	561,928	(230)
Net assets at beginning of period	1,605,567	1,324,723	279,335	279,575	1,334,242	1,022,225	2,004	2,234
Net assets at end of period	$647,886	$1,605,567	$265,221	$279,335	$2,360,571	$1,334,242	$563,932	$2,004

See accompanying notes to financial statements.
9

LLAC Variable Account
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006

	Columbia Asset Allocation Fund, Variable Series		Columbia High Yield Securities Fund, Variable Series		Columbia Large Cap Growth Stock Fund, Variable Series		Columbia Large Cap Value Fund, Variable Series
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$22,494	$7,962	$(11,801)	$6,401	$(38,838)	$(39,530)	$39,752	$(37,655)
Realized gains (losses)	1,755	1,506	1,999	432	23,423	(12,581)	49,637	25,402
Change in unrealized appreciation (depreciation) during the year	(12,320)	4,954	(29,559)	(1,825)	77,818	72,400	(244,514)	106,217
Net increase (decrease) in net assets resulting from operations	11,929	14,422	(39,361)	5,008	62,403	20,289	(155,125)	93,964
Contract transactions:
Purchase payments from contract owners	11,555	12,122	118,499	15,099	85,538	93,003	490,875	90,060
Contract terminations and annuity payouts	(14,878)	(4,318)	(53,833)	(9,888)	(48,028)	(55,007)	(155,692)	(79,651)
Transfers between sub-accounts, net	32,364	(119)	421,826	1,665	(11,097)	3,409	1,709,062	(12,402)
Contract Loans	(524)	—	(12,223)	(7,262)	(11,938)	(16,473)	(52,396)	(17,959)
Other transfers (to) from Liberty Life Assurance Company of Boston	356	(8)	115	(14)	756	(994)	1,514	233
Net increase (decrease) in net assets resulting from contract transactions	28,873	7,677	474,384	(400)	15,231	23,938	1,993,363	(19,719)
Total increase (decrease) in net assets	40,802	22,099	435,023	4,608	77,634	44,227	1,838,238	74,245
Net assets at beginning of period	211,867	189,768	163,508	158,900	651,612	607,385	903,485	829,240
Net assets at end of period	$252,669	$211,867	$598,531	$163,508	$729,246	$651,612	$2,741,723	$903,485

See accompanying notes to financial statements.
10

LLAC Variable Account
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006

	Columbia Money Market Fund		Columbia Small Cap Value Fund, Variable Series		Columbia Strategic Income Fund, Variable Series		Dreyfus Stock Index Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(7,270)	$(8,008)	$49,361	$(72,534)	$11,912	$11,173	$(139,789)	$(170,788)
Realized gains (losses)	—	—	44,333	48,727	(1,480)	6,416	203,213	92,765
Change in unrealized appreciation (depreciation) during the year	—	—	(270,578)	140,063	(20,449)	(22,718)	(110,706)	246,460
Net increase (decrease) in net assets resulting from operations	(7,270)	(8,008)	(176,884)	116,256	(10,017)	(5,129)	(47,282)	168,437
Contract transactions:
Purchase payments from contract owners	42,546	43,916	363,896	319,097	126,941	82,950	444,583	555,286
Contract terminations and annuity payouts	(49,386)	(14,763)	(84,794)	(59,263)	(83,387)	(29,389)	(188,038)	(203,298)
Transfers between sub-accounts, net	(1,588)	4,879	130,958	(2,140)	292,100	(164,183)	(329,400)	(307,879)
Contract Loans	(2,456)	(9,707)	(35,125)	(32,615)	(11,966)	(6,520)	(57,518)	(52,968)
Other transfers (to) from Liberty Life Assurance Company of Boston	(22)	(28)	607	(99)	1	16	1,188	(1,036)
Net increase (decrease) in net assets resulting from contract transactions	(10,906)	24,297	375,541	224,980	323,689	(117,125)	(129,185)	(9,895)
Total increase (decrease) in net assets	(18,176)	16,289	198,658	341,236	313,672	(122,254)	(176,467)	158,542
Net assets at beginning of period	276,856	260,567	1,463,779	1,122,543	462,222	584,476	2,845,509	2,686,967
Net assets at end of period	$258,680	$276,856	$1,662,437	$1,463,779	$775,894	$462,222	$2,669,042	$2,845,509

See accompanying notes to financial statements.
11

LLAC Variable Account
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006

	Dreyfus Variable Investment Fund - Capital Appreciation Portfolio		Dreyfus Investment Portfolio - Emerging Leaders Fund		Dreyfus Investment Portfolio - Technology Growth Fund		Dreyfus Socially Responsible Growth Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(10,596)	$(12,044)	$5,995	$28,152	$(13,290)	$(46,748)	$(3,243)	$(3,608)
Realized gains (losses)	7,003	6,383	(30,978)	21,636	70,416	7,855	718	(1,814)
Change in unrealized appreciation (depreciation) during the year	13,001	41,560	7,444	(59,826)	(47,786)	12,062	4,311	8,038
Net increase (decrease) in net assets resulting from operations	9,408	35,899	(17,539)	(10,038)	9,340	(26,831)	1,786	2,616
Contract transactions:
Purchase payments from contract owners	24,678	28,283	70,539	275,813	38,973	143,177	4,463	5,162
Contract terminations and annuity payouts	(5,891)	(29,015)	(14,707)	(51,662)	(8,248)	(27,013)	—	(4,956)
Transfers between sub-accounts, net	(10,457)	(2,063)	(1,111,083)	70,644	(501,224)	39,475	(482)	(5,597)
Contract Loans	(3,963)	(5,061)	(3,781)	(27,506)	(4,067)	(11,521)	(412)	(366)
Other transfers (to) from Liberty Life Assurance Company of Boston	(85)	(159)	11,844	(219)	1,214	134	2	(381)
Net increase (decrease) in net assets resulting from contract transactions	4,283	(8,015)	(1,047,189)	267,070	(473,351)	144,252	3,572	(6,138)
Total increase (decrease) in net assets	13,691	27,884	(1,064,728)	257,032	(464,011)	117,421	5,358	(3,522)
Net assets at beginning of period	364,513	336,629	1,064,728	807,696	502,546	385,125	69,144	72,666
Net assets at end of period	$378,204	$364,513	$—	$1,064,728	$38,535	$502,546	$74,502	$69,144

See accompanying notes to financial statements.
12

LLAC Variable Account
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006

	Franklin Growth and Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund		Franklin Strategic Income Securities Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,439)	$(20,081)	$(30,669)	$(98,513)	$(12,599)	$(30,035)	$(16,592)	$(12,518)
Realized gains (losses)	39,173	45,798	185,333	17,288	—	—	12,392	10,243
Change in unrealized appreciation (depreciation) during the year	(282,498)	64,434	(139,464)	105,576	—	—	(12,998)	15,180
Net increase (decrease) in net assets resulting from operations	(254,764)	90,151	15,200	24,351	(12,599)	(30,035)	(17,198)	12,905
Contract transactions:
Purchase payments from contract owners	466,753	384,502	85,285	303,350	104,492	174,217	208,605	90,567
Contract terminations and annuity payouts	(131,741)	(82,029)	(43,633)	(77,114)	(50,296)	(71,731)	(56,944)	(42,714)
Transfers between sub-accounts, net	461,049	(161,153)	(984,230)	(23,182)	(218,690)	37,904	239,987	194,764
Contract Loans	(36,731)	(30,822)	(5,322)	(26,119)	(8,306)	(15,755)	(16,134)	(8,371)
Other transfers (to) from Liberty Life Assurance Company of Boston	2,471	(240)	2,208	(901)	(48)	(165)	185	1,030
Net increase (decrease) in net assets resulting from contract transactions	761,801	110,258	(945,692)	176,034	(172,848)	124,470	375,700	235,276
Total increase (decrease) in net assets	507,036	200,409	(930,491)	200,385	(185,448)	94,435	358,501	248,181
Net assets at beginning of period	1,591,359	1,390,950	1,380,066	1,179,681	1,020,388	925,953	700,345	452,164
Net assets at end of period	$2,098,395	$1,591,359	$449,575	$1,380,066	$834,940	$1,020,388	$1,058,846	$700,345

See accompanying notes to financial statements.
13

LLAC Variable Account
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006

	MFS VIT Core Equity Series		MFS VIT Emerging Growth Series		MFS VIT High Income Series		MFS VIT Investors Trust Series
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(16,913)	$(51,910)	$(126,410)	$(98,837)	$1,632	$(631)	$(121,610)	$(71,780)
Realized gains (losses)	107,913	10,633	90,459	14,712	26,841	2,545	58,988	16,855
Change in unrealized appreciation (depreciation) during the year	(78,243)	54,999	194,745	71,669	(29,743)	10,077	91,480	101,417
Net increase (decrease) in net assets resulting from operations	12,757	13,722	158,794	(12,456)	(1,270)	11,991	28,858	46,492
Contract transactions:
Purchase payments from contract owners	47,802	162,746	341,492	279,912	31,365	117,778	428,145	205,644
Contract terminations and annuity payouts	(10,138)	(29,516)	(92,201)	(59,434)	(8,436)	(29,690)	(116,103)	(63,749)
Transfers between sub-accounts, net	(530,254)	5,624	35,461	43,900	(384,972)	6,789	749,296	2,919
Contract Loans	(6,011)	(13,200)	(34,144)	(34,197)	(809)	(10,104)	(39,526)	(17,772)
Other transfers (to) from Liberty Life Assurance Company of Boston	873	32	65	68	212	44	777	198
Net increase (decrease) in net assets resulting from contract transactions	(497,728)	125,686	250,674	230,249	(362,640)	84,817	1,022,588	127,240
Total increase (decrease) in net assets	(484,971)	139,408	409,467	217,793	(363,911)	96,808	1,051,446	173,732
Net assets at beginning of period	581,642	442,234	1,176,300	958,507	623,097	526,289	1,083,271	909,539
Net assets at end of period	$96,671	$581,642	$1,585,767	$1,176,300	$259,186	$623,097	$2,134,717	$1,083,271

See accompanying notes to financial statements.
14

LLAC Variable Account
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006

	MFS VIT Research Series		MFS VIT Utilities Series		Templeton Growth Securities Fund
	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(150,945)	$(82,063)	$2,976	$(10,469)	$(47,367)	$(64,166)
Realized gains (losses)	30,647	1,541	100,863	44,537	128,127	22,646
Change in unrealized appreciation (depreciation) during the year	171,106	90,234	(13,159)	71,446	(163,471)	170,525
Net increase (decrease) in net assets resulting from operations	50,808	9,712	90,680	105,514	(82,711)	129,005
Contract transactions:
Purchase payments from contract owners	471,206	257,123	64,871	108,564	333,977	314,879
Contract terminations and annuity payouts	(114,431)	(40,795)	(62,026)	(40,997)	(70,715)	(64,975)
Transfers between sub-accounts, net	666,014	20,687	(239,707)	(28,485)	(370,839)	335,907
Contract Loans	(40,186)	(20,008)	(5,784)	(10,121)	(23,651)	(23,661)
Other transfers (to) from Liberty Life Assurance Company of Boston	536	121	2,131	209	163	197
Net increase (decrease) in net assets resulting from contract transactions	983,138	217,128	(240,516)	29,170	(131,065)	562,347
Total increase (decrease) in net assets	1,033,946	226,840	(149,836)	134,684	(213,776)	691,352
Net assets at beginning of period	1,050,054	823,214	589,258	454,574	1,414,250	722,898
Net assets at end of period	$2,084,000	$1,050,054	$439,422	$589,258	$1,200,474	$1,414,250

See accompanying notes to financial statements.
15

LLAC Variable Account
Notes to Financial Statements and Financial Highlights
December 31, 2007

1.  Organization

LLAC Variable Account (the Account) is a separate investment account established by Liberty Life Assurance Company of Boston (the Company) to receive and invest premium payments from group and individual variable life insurance contracts issued by the Company. The Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The eligible fund options are as follows:

AIM Variable Insurance Funds, Inc.

AIM V.I. New Technology Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Government Securities Fund

AIM V.I. International Growth Fund

Columbia Funds Variable Insurance Trust

Columbia Asset Allocation Fund, Variable Series

Columbia Large Cap Growth Stock Fund, Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Money Market Fund

Columbia Small Cap Value Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

Columbia Funds Variable Insurance Trust I

Columbia High Yield Securities Fund, Variable Series

Dreyfus Funds

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund - Capital Appreciation Portfolio

Dreyfus Investment Portfolio - Technology Growth Fund

Dreyfus Socially Responsible Growth Fund

Franklin Templeton Funds, Inc.

Franklin Growth and Income Securities Fund

Franklin Large Cap Growth Securities Fund

Franklin Money Market Fund

Franklin Strategic Income Securities Fund

Templeton Growth Securities Fund

MFS Variable Insurance Trust

MFS VIT Core Equity Series

MFS VIT Emerging Growth Series

MFS VIT High Income Series

MFS VIT Investors Trust Series

MFS VIT Research Series

MFS VIT Utilities Series

16

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

1.  Organization (continued)

During the year ended December 31, 2007, the following Account fund names changed from:

•  MFS VIT Capital Opportunities Series Fund, to MFS VIT Core Equity Series Fund

•  AIM V.I. International Equity Fund to AIM V.I. International Growth Fund

During the year ended December 31, 2007, the following Account was closed:

•  Dreyfus Investment Portfolio - Emerging Leaders Fund

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Investments

Investments in shares of the eligible funds are sold to the Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investment sold.

Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. As a result, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.  Expenses

Liberty's Spectrum Select, a modified single payment variable universal life insurance contract (SPVUL), has no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted. A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contractholder's account at the beginning of each contract month. An annual contract fee to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made

17

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

3.  Expenses (continued)

from each sub-account for assumption of mortality and expense risk fees at an annual rate of 1.65% of contract value.

Liberty's Spectrum Select Plus, a flexible premium variable universal life insurance contract (FPVUL), has a deduction made from each purchase payment for taxes and sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted. A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contractholder's account at the beginning of each contract month. A monthly contract fee to cover the cost of contract administration is deducted from each contractholder's account at the beginning of each contract month. Daily deductions are made from each sub-account for assumption of mortality and expense risk fees at an annual rate of 0.60% of contract value.

4.  Affiliated Company Transactions

The Company has absorbed all organizational expenses including the fees of registering the Account and its contracts for distribution under federal and state securities laws.

5.  Contract Loans

Contractholders are permitted to borrow against the cash value of their account. The loan proceeds are deducted from the Account and recorded in the Company's general account as an asset.

6.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a life insurance contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

18

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

7.  Purchases and Sales of Investments

The cost of shares purchased, including reinvestment of dividend distributions, and proceeds from shares sold by the Variable Account during 2007 are shown below:

Fund	Purchases	Sales
AIM V.I. New Technology Fund	$582,657	$55,970
AIM V.I. Capital Appreciation Fund	79,274	1,138,433
AIM V.I. Government Securities Fund	25,322	45,401
AIM V.I. International Growth Fund	945,022	183,638
Columbia Asset Allocation Fund, Variable Series	73,640	22,273
Columbia High Yield Securities Fund, Variable Series	524,219	61,636
Columbia Large Cap Growth Stock Fund, Variable Series	76,848	100,614
Columbia Large Cap Value Fund, Variable Series	2,202,978	169,863
Columbia Money Market Fund	42,503	60,680
Columbia Small Cap Value Fund, Variable Series	522,307	97,404
Columbia Strategic Income Fund, Variable Series	454,224	118,622
Dreyfus Stock Index Fund	303,658	572,633
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	24,645	30,958
Dreyfus Investment Portfolio - Emerging Leaders Fund	80,174	1,109,688
Dreyfus Investment Portfolio - Technology Growth Fund	27,310	513,951
Dreyfus Socially Responsible Growth Fund	3,879	3,551
Franklin Growth and Income Securities Fund	908,626	158,264
Franklin Large Cap Growth Securities Fund	103,861	1,080,222
Franklin Money Market Fund	210,872	396,319
Franklin Strategic Income Securities Fund	446,064	86,957
MFS VIT Core Equity Series	33,467	548,109
MFS VIT Emerging Growth Series	359,597	235,334
MFS VIT High Income Series	49,293	410,302
MFS VIT Investors Trust Series	1,098,844	197,866
MFS VIT Research Series	1,030,230	198,039
MFS VIT Utilities Series	84,678	322,219
Templeton Growth Securities Fund	313,507	491,939
	$10,607,699	$8,410,885

19

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

8.  Changes in Units Outstanding

The changes in units outstanding during 2007 are shown below:

	2007			2006
Fund	Units Issued	Units Redeemed	Net Increase (decrease) in Units	Units Issued	Units Redeemed	Net Increase (decrease) in Units
AIM V.I. Capital Appreciation Fund	12,755	132,828	$(120,073)	35,217	11,155	$24,062
AIM V.I. Government Securities Fund	1,200	3,350	(2,150)	1,688	2,232	(544)
AIM V.I. International Growth Fund	74,904	14,339	60,565	16,611	14,065	2,546
AIM V.I. New Technology Fund	63,060	4,616	58,444	26	80	(54)
Columbia Asset Allocation Fund, Variable Series	3,826	1,797	2,029	10,668	10,475	193
Columbia High Yield Securities Fund, Variable Series	42,602	5,495	37,107	8,547	9,274	(727)
Columbia Large Cap Growth Stock Fund, Variable Series	11,944	14,164	(2,220)	17,378	19,241	(1,863)
Columbia Large Cap Value Fund, Variable Series	144,754	12,278	132,476	6,258	11,074	(4,816)
Columbia Money Market Fund	2,386	5,249	(2,863)	5,399	4,848	551
Columbia Small Cap Value Fund, Variable Series	13,413	3,966	9,447	5,424	478	4,946
Columbia Strategic Income Fund, Variable Series	25,699	7,658	18,041	1,909	12,234	(10,325)
Dreyfus Stock Index Fund	28,052	55,470	(27,419)	4,874	26,834	(21,960)
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	1,963	2,624	(661)	7,441	9,511	(2,070)
Dreyfus Investment Portfolio - Emerging Leaders Fund	0	69,847	(69,847)	27,848	15,013	12,835
Dreyfus Investment Portfolio - Technology Growth Fund	2,943	62,463	(59,520)	80,421	67,148	13,273
Dreyfus Socially Responsible Growth Fund	593	483	110	4,741	6,149	(1,408)
Franklin Growth and Income Securities Fund	57,172	12,094	45,078	5,727	6,885	(1,158)
Franklin Large Cap Growth Securities Fund	9,812	103,124	(93,312)	11,004	2,700	8,304
Franklin Money Market Fund	19,744	39,280	(19,537)	7,579	1,353	6,226
Franklin Strategic Income Securities Fund	26,724	5,705	21,019	31,574	17,071	14,503
MFS VIT Core Equity Series	109	53,352	(53,243)	12,392	3,531	8,861
MFS VIT Emerging Growth Series	52,697	32,572	20,125	33,082	11,617	21,465
MFS VIT High Income Series	3,579	29,695	(26,116)	9,431	5,993	3,438
MFS VIT Investors Trust Series	96,024	16,889	79,135	9,927	4,022	5,905
MFS VIT Research Series	100,705	19,311	81,394	19,868	4,804	15,064
MFS VIT Utilities Series	1,648	15,962	(14,314)	6,163	6,702	(539)
Templeton Growth Securities Fund	15,278	30,349	(15,071)	40,859	5,662	35,197
	813,586	754,962	$58,624	422,058	290,151	$131,905

20

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

9.  Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31, 2007			For the year or period ended December 31, 2007
Subaccount	Units	Unit Fair Value lowest to highest	Net Assets	Expense Ratio lowest to highest	Investment Income Ratio	Total Return lowest to highest
AIM V.I. Capital Appreciation Fund	75,204	$7.51 to $9.63	$647,886	0.60% to 1.65%	0.00%	(3.37)% to 18.03%
AIM V.I. Government Securities Fund	19,920	$12.98 to $14.13	265,221	0.60% to 1.65%	3.86%	(0.73)% to 5.76%
AIM V.I. International Growth Fund*	172,222	$11.51 to $14.10	2,360,571	0.60% to 1.65%	0.52%	(4.41)% to 22.39%
AIM V.I. New Technology Fund	58,667	$9.49 to $14.76	563,932	0.60% to 1.65%	0.00%	(3.95)% to 18.95%
Columbia Asset Allocation Fund, Variable Series	20,874	$11.77 to $13.02	252,669	0.60% to 1.65%	13.19%	(1.09)% to 11.33%
Columbia High Yield Securities Fund, Variable Series	51,866	$10.71 to $11.73	598,531	0.60% to 1.65%	7.78%	(2.43)% to 3.36%
Columbia Large Cap Growth Stock Fund, Variable Series	101,450	$6.41 to $7.80	729,246	0.60% to 1.65%	0.40%	(3.20)% to 19.47%
Columbia Large Cap Value Fund, Variable Series	198,886	$13.76 to $13.91	2,741,723	0.60% to 1.65%	12.17%	(2.90)% to 9.66%
Columbia Money Market Fund	21,570	$10.89 to $12.23	258,680	0.60% to 1.65%	4.67%	0.00% to 4.35%
Columbia Small Cap Value Fund, Variable Series	65,446	$23.26 to $25.87	1,662,437	0.60% to 1.65%	11.55%	(7.27)% to 9.27%
Columbia Strategic Income Fund, Variable Series	49,695	$14.91 to $16.07	775,894	0.60% to 1.65%	9.80%	(0.28)% to 5.71%
Dreyfus Stock Index Fund	247,358	$10.66 to $10.99	2,669,042	0.60% to 1.65%	1.66%	(3.11)% to 11.13%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	32,066	$11.70 to $11.90	378,204	0.60% to 1.65%	1.55%	(4.50)% to 9.84%
Dreyfus Investment Portfolio - Emerging Leaders Fund***	—	$0.00 to $0.00	—	0.60% to 1.65%	5.77%	(5.38)% to 3.70%
Dreyfus Investment Portfolio - Technology Growth Fund	4,058	$8.94 to $9.62	38,535	0.60% to 1.65%	0.00%	(2.17)% to 20.28%
Dreyfus Socially Responsible Growth Fund	10,259	$6.96 to $7.73	74,502	0.60% to 1.65%	0.53%	(2.13)% to 10.96%
Franklin Growth and Income Securities Fund	162,004	$12.85 to $13.33	2,098,395	0.60% to 1.65%	8.27%	(8.64)% to 9.52%
Franklin Large Cap Growth Securities Fund	43,029	$10.39 to $10.78	449,575	0.60% to 1.65%	0.77%	(1.41)% to 13.61%
Franklin Money Market Fund	79,007	$10.29 to $11.07	834,940	0.60% to 1.65%	3.90%	0.00% to 3.65%
Franklin Strategic Income Securities Fund	69,136	$14.82 to $15.66	1,058,846	0.60% to 1.65%	6.00%	(0.28)% to 6.18%
MFS VIT Core Equity Series**	9,411	$10.24 to $10.31	96,671	0.60% to 1.65%	0.10%	(1.29)% to 15.16%
MFS VIT Emerging Growth Series	198,833	$5.97 to $8.48	1,585,767	0.60% to 1.65%	0.00%	(1.80)% to 25.14%
MFS VIT High Income Series	19,270	$13.38 to $14.16	259,186	0.60% to 1.65%	4.12%	(2.99)% to 4.50%
MFS VIT Investors Trust Series	179,534	$11.40 to $12.03	2,134,717	0.60% to 1.65%	2.05%	(2.95)% to 13.30%
MFS VIT Research Series	191,918	$9.34 to $11.17	2,084,000	0.60% to 1.65%	0.84%	(1.67)% to 16.31%
MFS VIT Utilities Series	21,736	$18.02 to $22.36	439,422	0.60% to 1.65%	6.27%	(2.23)% to 29.16%
Templeton Growth Securities Fund	75,865	$15.62 to $16.80	1,200,474	0.60% to 1.65%	4.76%	(3.39)% to 8.45%

  *  Formerly AIM V.I. International Equity Fund

  **  Formerly MFS VIT Capital Opportunities Series Fund

  ***  Account closed in 2007

21

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

9. Unit Values (continued)

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31, 2006			For the year or period ended December 31, 2006
Subaccount	Units	Unit Fair Value lowest to highest	Net Assets	Expense Ratio lowest to highest	Investment Income Ratio	Total Return lowest to highest
AIM V.I. Capital Appreciation Fund	195,277	$6.82 to $8.65	$1,605,567	0.60% to 1.65%	0.06%	4.60% to 5.75%
AIM V.I. Government Securities Fund	22,070	$12.41 to $13.36	279,335	0.60% to 1.65%	4.01%	1.80% to 2.93%
AIM V.I. International Growth Fund	111,657	$10.20 to $12.37	1,334,242	0.60% to 1.65%	1.08%	26.08% to 27.53%
AIM V.I. New Technology Fund	223	$8.87 to $13.93	2,004	0.60% to 1.65%	0.00%	8.66% to 9.78%
Columbia Asset Allocation Fund, Variable Series[1]	18,844	$10.96 to $12.00	211,867	0.60% to 1.65%	7.87%	9.93% to 11.11%
Columbia High Yield Securities Fund, Variable Series	14,759	$10.69 to $11.59	163,508	0.60% to 1.65%	9.43%	7.22% to 8.32%
Columbia Large Cap Growth Stock Fund, Variable Series	103,670	$5.63 to $6.78	651,612	0.60% to 1.65%	0.36%	8.48% to 9.53%
Columbia Large Cap Value Fund, Variable Series[2]	66,409	$13.47 to $13.77	903,485	0.60% to 1.65%	1.35%	16.20% to 17.44%
Columbia Money Market Fund[3]	24,433	$10.54 to $11.72	276,856	0.60% to 1.65%	4.61%	3.03% to 4.09%
Columbia Small Cap Value Fund, Variable Series[4]	55,999	$24.22 to $26.65	1,463,779	0.60% to 1.65%	3.26%	17.63% to 18.87%
Columbia Strategic Income Fund, Variable Series[5]	31,654	$14.29 to $15.24	462,222	0.60% to 1.65%	8.81%	5.31% to 6.42%
Dreyfus Stock Index Fund	274,778	$10.30 to $10.51	2,845,509	0.60% to 1.65%	1.62%	13.69% to 14.86%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	32,727	$11.10 to $11.18	364,513	0.60% to 1.65%	1.53%	15.03% to 15.38%
Dreyfus Investment Portfolio - Emerging Leaders Fund	69,847	$14.51 to $15.39	1,064,728	0.60% to 1.65%	12.89%	6.46% to 7.55%
Dreyfus Investment Portfolio - Technology Growth Fund	63,578	$7.84 to $8.53	502,546	0.60% to 1.65%	0.00%	2.65% to 3.70%
Dreyfus Socially Responsible Growth Fund	10,149	$6.57 to $7.21	69,144	0.60% to 1.65%	0.11%	7.35% to 8.58%
Franklin Growth and Income Securities Fund	116,926	$13.42 to $14.07	1,591,359	0.60% to 1.65%	7.70%	14.86% to 16.09%
Franklin Large Cap Growth Securities Fund	136,340	$9.94 to $10.21	1,380,066	0.60% to 1.65%	0.76%	9.11% to 10.26%
Franklin Money Market Fund	98,544	$10.04 to $10.68	1,020,388	0.60% to 1.65%	3.96%	2.45% to 3.49%
Franklin Strategic Income Securities Fund	48,117	$14.23 to $14.88	700,345	0.60% to 1.65%	4.26%	6.51% to 7.59%
MFS VIT Core Equity Series**	62,654	$9.27 to $9.43	581,642	0.60% to 1.65%	0.43%	11.86% to 13.19%
MFS VIT Emerging Growth Series	178,708	$5.01 to $7.04	1,176,300	0.60% to 1.65%	0.00%	6.14% to 7.15%
MFS VIT High Income Series	45,386	$13.37 to $14.00	623,097	0.60% to 1.65%	7.64%	8.52% to 9.72%
MFS VIT Investors Trust Series	100,399	$10.51 to $10.98	1,083,271	0.60% to 1.65%	0.48%	11.22% to 12.38%
MFS VIT Research Series	110,525	$8.39 to $9.93	1,050,054	0.60% to 1.65%	0.48%	8.68% to 9.85%
MFS VIT Utilities Series	36,050	$14.32 to $17.59	589,258	0.60% to 1.65%	5.90%	29.13% to 30.49%
Templeton Growth Securities Fund	90,936	$15.35 to $16.69	1,414,250	0.60% to 1.65%	3.97%	19.81% to 21.06%

  1  Formerly Liberty Asset Allocation Fund Variable Series

  2  Formerly Liberty Growth and Income Fund Variable Series

  3  Formerly Libert Money Market Fund

  4  Formelry Colonial Small Cap Value Fund, Variable Series

  5   Formerly Colonial Strategic Income Fund, Variable Series

22

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

9. Unit Values (continued)

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31, 2005			For the year or period ended December 31, 2005
Subaccount	Units	Unit Fair Value lowest to highest	Net Assets	Expense Ratio lowest to highest	Investment Income Ratio	Total Return lowest to highest
AIM V.I. Capital Appreciation Fund	171,215	$6.52 to $8.18	$1,324,723	0.60% to 1.65%	0.07%	7.10% to 8.25%
AIM V.I. Government Securities Fund	22,614	$12.19 to $12.98	279,575	0.60% to 1.65%	3.26%	(0.02)% to 1.04%
AIM V.I. International Growth Fund	109,111	$8.09 to $9.70	1,022,225	0.60% to 1.65%	0.92%	16.04% to 17.17%
AIM V.I. New Technology Fund	277	$8.08 to $12.82	2,234	0.60% to 1.65%	0.00%	0.53% to 1.57%
Colonial Small Cap Value Fund, Variable Series	51,053	$20.59 to $22.42	1,122,543	0.60% to 1.65%	0.20%	3.94% to 5.03%
Colonial Strategic Income Fund, Variable Series	41,979	$13.57 to $14.32	584,476	0.60% to 1.65%	0.00%	(0.06)% to 1.01%
Columbia High Yield Securities Fund, Variable Series	15,486	$9.97 to $10.70	158,900	0.60% to 1.65%	0.00%	0.82% to 1.89%
Columbia Large Cap Growth Stock Fund, Variable Series	105,533	$5.19 to $6.19	607,385	0.60% to 1.65%	0.57%	3.0% to 4.12%
Dreyfus Stock Index Fund	296,738	$9.06 to $9.15	2,686,967	0.60% to 1.65%	1.62%	3.09% to 3.99%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	34,797	$9.65 to $9.69	336,629	0.60% to 1.65%	0.03%	2.64% to 3.79%
Dreyfus Investment Portfolio - Emerging Leaders Fund	57,012	$13.63 to $14.31	807,696	0.60% to 1.65%	5.70%	3.31% to 4.43%
Dreyfus Investment Portfolio - Technology Growth Fund	50,305	$7.56 to $8.31	385,125	0.60% to 1.65%	0.00%	2.07% to 3.15%
Dreyfus Socially Responsible Growth Fund	11,557	$6.12 to $6.64	72,666	0.60% to 1.65%	0.00%	1.92% to 3.0%
Franklin Growth and Income Securities Fund	118,087	$11.56 to $12.25	1,390,950	0.60% to 1.65%	2.85%	1.85% to 2.88%
Franklin Large Cap Growth Securities Fund	128,036	$9.11 to $9.26	1,179,681	0.60% to 1.65%	0.74%	(0.61)% to 0.46%
Franklin Money Market Fund	92,318	$9.80 to $10.32	925,953	0.60% to 1.65%	2.30%	0.65% to 1.68%
Franklin Strategic Income Securities Fund	33,614	$13.36 to $13.83	452,164	0.60% to 1.65%	5.39%	(0.20)% to 0.85%
Liberty Asset Allocation Fund, Variable Series	18,651	$9.97 to $10.80	189,768	0.60% to 1.65%	2.45%	4.83% to 5.89%
Liberty Growth and Income Fund, Variable Series	71,225	$11.47 to $11.85	829,240	0.60% to 1.65%	0.00%	4.65% to 5.71%
Liberty Money Market Fund	23,882	$10.23 to $11.26	260,567	0.60% to 1.65%	2.70%	1.12% to 2.24%
MFS VIT Core Equity Series	53,793	$8.19 to $8.43	442,234	0.60% to 1.65%	0.54%	0.07% to 1.12%
MFS VIT Emerging Growth Series	157,243	$4.72 to $6.57	958,507	0.60% to 1.65%	0.00%	7.50% to 8.53%
MFS VIT Investors Trust Series	94,494	$9.45 to $9.77	909,539	0.60% to 1.65%	0.42%	5.61% to 6.68%
MFS VIT High Income Series	41,948	$12.32 to $12.76	526,289	0.60% to 1.65%	6.99%	0.45% to 1.58%
MFS VIT Research Series	95,461	$7.72 to $9.04	823,214	0.60% to 1.65%	0.13%	6.06% to 7.21%
MFS VIT Utilities Series	36,589	$11.09 to $13.48	454,574	0.60% to 1.65%	0.40%	14.94% to 16.10%
Templeton Growth Securities Fund	55,739	$12.68 to $13.93	722,898	0.60% to 1.65%	1.42%	7.06% to 8.20%

23

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

9. Unit Values (continued)

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31, 2004			For the year or period ended December 31, 2004
Subaccount	Units	Unit Fair Value lowest to highest	Net Assets	Expense Ratio* lowest to highest	Investment** Income Ratio	Total Return*** lowest to highest
AIM V.I. Capital Appreciation Fund	142,165	$6.09 to $7.56	$1,015,661	0.60% to 1.65%	0.00%	4.82% to 5.88%
AIM V.I. Government Securities Fund	22,289	$12.19 to $12.85	274,617	0.60% to 1.65%	2.63%	0.91% to 1.98%
AIM V.I. International Growth Fund	44,242	$6.97 to $8.28	347,103	0.60% to 1.65%	0.67%	21.85% to 23.40%
AIM V.I. New Technology Fund	195	$7.95 to $12.75	1,546	0.60% to 1.65%	0.00%	2.99% to 4.19%
Colonial Small Cap Value Fund, Variable Series	41,490	$19.81 to $21.35	869,364	0.60% to 1.65%	3.35%	20.72% to 21.93%
Colonial Strategic Income Fund, Variable Series	37,094	$13.58 to $14.18	513,220	0.60% to 1.65%	14.25%	8.38% to 9.5%
Columbia High Yield Securities Fund, Variable Series	21,765	$9.89 to $10.50	218,719	0.60% to 1.65%	5.36%	5.44% to 6.49%
Dreyfus Stock Index Fund	268,088	$8.79 to $8.80	2,338,458	0.60% to 1.65%	1.87%	8.78% to 10.01%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	110,456	$9.30 to $9.44	1,030,760	0.60% to 1.65%	2.10%	3.40% to 4.38%
Dreyfus Investment Portfolio - Emerging Leaders Fund	63,978	$13.19 to $13.70	870,425	0.60% to 1.65%	10.00%	12.54% to 13.79%
Dreyfus Investment Portfolio - Technology Growth Fund	25,885	$6.00 to $6.45	193,634	0.60% to 1.65%	0.00%	(1.21)% to (.14)%
Dreyfus Socially Responsible Growth Fund	11,687	$5.26 to $6.46	71,856	0.60% to 1.65%	0.40%	4.53% to 5.56%
Franklin Growth and Income Securities Fund	73,183	$11.24 to $12.03	849,182	0.60% to 1.65%	2.75%	8.77% to 9.98%
Franklin Large Cap Growth Securities Fund	174,356	$9.17 to $9.22	1,605,723	0.60% to 1.65%	0.47%	6.13% to 7.33%
Franklin Money Market Fund	86,014	$9.74 to $10.15	851,427	0.60% to 1.65%	0.46%	(1.22)% to (0.20)%
Franklin Strategic Income Securities Fund	31,118	$13.39 to $13.71	417,862	0.60% to 1.65%	3.19%	7.98% to 9.16%
Liberty All-Star Equity Fund, Variable Series	—	$ — to $ —	—	0.60% to 1.65%	0.00%	0% to 0%
Liberty Asset Allocation Fund, Variable Series	18,280	$9.51 to $10.20	176,432	0.60% to 1.65%	2.32%	8.19% to 9.32%
Liberty Growth and Income Fund, Variable Series	119,454	$10.85 to $11.32	1,317,667	0.60% to 1.65%	2.13%	11.97% to 13.14%
Liberty Money Market Fund	23,923	$10.12 to $11.01	256,319	0.60% to 1.65%	0.88%	(0.78)% to 0.27%
MFS VIT Core Equity Series	27,001	$8.10 to $8.42	220,741	0.60% to 1.65%	0.47%	10.64% to 11.72%
MFS VIT Emerging Growth Series	56,892	$4.39 to $6.05	314,265	0.60% to 1.65%	0.00%	11.14% to 12.24%
MFS VIT Investors Trust Series	60,824	$8.95 to $9.16	548,025	0.60% to 1.65%	0.76%	9.55% to 10.63%
MFS VIT High Income Series	41,072	$12.26 to $12.56	510,298	0.60% to 1.65%	4.37%	7.45% to 8.46%
MFS VIT Research Series	18,719	$7.28 to $8.43	139,363	0.60% to 1.65%	1.04%	13.93% to 15.16%
MFS VIT Utilities Series	21,640	$9.65 to $11.61	218,434	0.60% to 1.65%	1.50%	27.98% to 29.43%
SteinRoe Growth Stock Fund, Variable Series	103,556	$5.04 to $5.94	573,127	0.60% to 1.65%	0.15%	(3.45)% to (2.46)%
Templeton Growth Securities Fund	82,442	$11.72 to $13.01	984,284	0.60% to 1.65%	0.96%	14.12% to 15.35%

24

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

9. Unit Values (continued)

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31, 2003			For the year or period ended December 31, 2003
Subaccount	Units	Unit Fair Value lowest to highest	Net Assets	Expense Ratio* lowest to highest	Investment** Income Ratio	Total Return*** lowest to highest
AIM V.I. Capital Appreciation Fund	122,760	$5.81 to $7.14	$824,911	0.60% to 1.65%	0.00%	27.41% to 28.88%
AIM V.I. Government Securities Fund	44,293	$12.08 to $12.60	542,739	0.60% to 1.65%	4.19%	(0.58)% to 0.48%
AIM V.I. International Growth Fund	48,003	$5.72 to $6.71	303,887	0.60% to 1.65%	0.39%	27.11% to 28.30%
AIM V.I. New Technology Fund	144	$7.63 to $12.38	$1,096	0.60% to 1.65%	0.00%	23.80% to 51.39%
Colonial Small Cap Value Fund, Variable Series	38,540	$16.41 to $17.51	663,321	0.60% to 1.65%	3.15%	37.09% to 38.64%
Colonial Strategic Income Fund, Variable Series	7,497	$12.53 to $12.95	94,593	0.60% to 1.65%	7.42%	16.45% to 17.73%
Columbia High Yield Securities Fund, Variable Series	22,233	$9.38 to $9.86	211,202	0.60% to 1.65%	7.37%	13.83% to 15.05%
Dreyfus Stock Index Fund	235,073	$7.99 to $8.09	1,869,617	0.60% to 1.65%	1.53%	26.41% to 27.43%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio	65,138	$8.91 to $9.13	583,004	0.60% to 1.65%	1.67%	19.19% to 20.41%
Dreyfus Investment Portfolio - Emerging Leaders Fund	46,553	$11.72 to $12.04	558,566	0.60% to 1.65%	0.00%	45.23% to 46.65%
Dreyfus Investment Portfolio - Technology Growth Fund	16,533	$7.34 to $8.24	123,513	0.60% to 1.65%	0.00%	48.47% to 50.10%
Dreyfus Socially Responsible Growth Fund	11,993	$5.74 to $6.11	70,074	0.60% to 1.65%	0.12%	23.97% to 25.20%
Franklin Growth and Income Securities Fund	62,715	$10.22 to $11.06	660,868	0.60% to 1.65%	2.37%	23.71% to 24.94%
Franklin Large Cap Growth Securities Fund	127,086	$8.59 to $8.64	1,093,902	0.60% to 1.65%	0.68%	24.86% to 26.14%
Franklin Money Market Fund	55,580	$9.86 to $10.17	554,241	0.60% to 1.65%	(0.24)%	(1.40)% to (0.29)%
Franklin Strategic Income Securities Fund	21,651	$12.40 to $12.56	269,213	0.60% to 1.65%	2.52%	18.21% to 19.39%
Liberty All-Star Equity Fund, Variable Series	9,492	$8.68 to $9.81	87,467	0.60% to 1.65%	0.20%	38.44% to 39.94%
Liberty Asset Allocation Fund, Variable Series	19,336	$8.79 to $9.33	171,506	0.60% to 1.65%	3.08%	18.30% to 19.62%
Liberty Growth and Income Fund, Variable Series	86,438	$9.59 to $10.11	851,420	0.60% to 1.65%	1.72%	17.69% to 19.13%
Liberty Money Market Fund	22,927	$10.20 to $10.98	243,396	0.60% to 1.65%	0.68%	(0.97)% to 0.00%
MFS VIT Core Equity Series	36,852	$7.25 to $7.61	269,833	0.60% to 1.65%	0.22%	25.16% to 26.75%
MFS VIT Emerging Growth Series	57,604	$3.95 to $5.39	279,234	0.60% to 1.65%	0.00%	28.25% to 29.57%
MFS VIT Investors Trust Series	75,731	$8.17 to $8.28	622,665	0.60% to 1.65%	0.83%	20.15% to 21.41%
MFS VIT High Income Series	29,836	$11.41 to $11.58	343,356	0.60% to 1.65%	3.65%	15.96% to 17.21%
MFS VIT Research Series	19,434	$6.39 to $7.32	126,246	0.60% to 1.65%	0.67%	22.65% to 23.86%
MFS VIT Utilities Series	23,438	$7.54 to $8.97	183,250	0.60% to 1.65%	2.29%	33.69% to 35.09%
SteinRoe Growth Stock Fund, Variable Series	99,957	$5.22 to $6.09	561,049	0.60% to 1.65%	0.39%	23.11% to 24.29%
Templeton Growth Securities Fund	43,461	$10.16 to $11.40	449,280	0.60% to 1.65%	0.14%	29.99% to 31.27%

25

LLAC Variable Account
Notes to Financial Statements and Financial Highlights (continued)
December 31, 2007

9. Unit Values (continued)

  *   These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges for the periods indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

  **  These amounts represent the dividends received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

  ***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

    As the total return is presented as a range of minimum to maximum values, based on the product group representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

26

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Liberty Life Assurance Company of Boston

Years Ended December 31, 2007 and 2006

With Report of Independent Registered Public Accounting Firm

Liberty Life Assurance Company of Boston
Audited Consolidated Financial Statements
Years ended December 31, 2007 and 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors
Liberty Life Assurance Company of Boston

We have audited the accompanying consolidated balance sheets of Liberty Life Assurance Company of Boston and subsidiaries as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Liberty Life Assurance Company of Boston and subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

April 14, 2008
Boston, MA

1

Liberty Life Assurance Company of Boston
Consolidated Balance Sheets

	December 31
	2007	2006
Assets	(In Thousands)
Investments:
Fixed maturities, available for sale (Cost: 2007 $6,978,518; 2006 $6,613,974)	$7,135,359	$6,871,514
Equity securities, available for sale (Cost: 2007 $331; 2006 $1,125)	251	1,147
Mortgage loans	134,106	65,637
Policy loans	90,217	85,307
Short-term investments	8,407	22,602
Other invested assets	162,752	113,361
Total investments	7,531,092	7,159,568
Cash and cash equivalents	292,769	342,000
Amounts recoverable from reinsurers	126,875	119,389
Premiums receivable	33,590	25,900
Investment income due and accrued	84,352	81,750
Due from Parent	4,368	2,375
Deferred policy acquisition costs	272,104	252,418
Other assets	21,328	21,938
Assets held in separate accounts	3,338,768	3,048,773
Total assets	$11,705,246	$11,054,111
Liabilities and Stockholders' Equity
Liabilities:
Future policy benefits	$3,920,308	$3,671,472
Policyholders' and beneficiaries' funds	2,783,554	2,648,621
Policy and contract claims	60,062	52,140
Dividends to policyholders	11,144	11,691
Experience rating refund reserves	12,864	12,712
Liability for participating policies	99,181	96,315
Federal income taxes	12,070	9,142
Deferred federal income taxes	172,523	179,874
Accrued expenses and other liabilities	268,502	301,131
Liabilities related to separate accounts	3,338,768	3,048,773
Total liabilities	10,678,976	10,031,871
Stockholders' equity:
Common stock, $312.50 par value; 8,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in capital	416,500	416,500
Retained earnings	518,373	455,495
Accumulated other comprehensive income	88,897	147,745
Total stockholders' equity	1,026,270	1,022,240
Total liabilities and stockholders' equity	$11,705,246	$11,054,111

See accompanying notes to financial statements.
2

Liberty Life Assurance Company of Boston
Consolidated Statements of Operations

	Year ended December 31
	2007	2006	2005
	(In Thousands)
Revenues:
Premiums, net	$740,339	$1,062,916	$591,546
Net investment income	445,825	418,095	374,280
Realized capital and other gains on investments	29,122	19,763	24,380
Contractholder charges and assessments	47,516	42,849	37,270
Other revenues	57,585	52,722	48,756
Total revenues	1,320,387	1,596,345	1,076,232
Benefits and expenses:
Death and other policy benefits	664,560	527,696	485,229
Recoveries from reinsurers on ceded claims	(25,226)	(24,303)	(29,579)
Provision for future policy benefits and other policy liabilities	239,511	654,595	211,207
Interest credited to policyholders	128,247	125,065	115,751
Deferred policy acquisition costs amortization	20,509	15,799	12,895
Deferred policy acquisition costs capitalized	(36,632)	(32,575)	(31,877)
General expenses	197,371	198,692	167,701
Insurance taxes and licenses	20,030	17,789	19,664
Dividends to policyholders	10,867	11,393	10,839
Total benefits and expenses	1,219,237	1,494,151	961,830
Income before federal income taxes and earnings of participating policies	101,150	102,194	114,402
Federal income tax expense	35,406	37,343	40,460
Income before earnings of participating policies	65,744	64,851	73,942
Earnings of participating policies net of federal income tax benefit of $3,152 in 2007, $3,267 in 2006, $3,421 in 2005	2,866	2,930	3,288
Net income	$62,878	$61,921	$70,654

See accompanying notes to financial statements.
3

Liberty Life Assurance Company of Boston
Consolidated Statements of Changes in Stockholders' Equity

(In Thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance at January 1, 2005	$2,500	$316,500	$327,020	$290,106	$936,126
Additional paid-in capital from Parent Companies		100,000			100,000
Comprehensive income (loss):
Net income			70,654		70,654
Other comprehensive income, net of tax:
Change in net unrealized gains on investments				(84,208)	(84,208)
Total comprehensive loss					(13,554)
Balance at December 31, 2005	2,500	416,500	397,674	205,898	1,022,572
Dividend to Parent Companies			(4,100)		(4,100)
Comprehensive income (loss):
Net income			61,921		61,921
Other comprehensive income, net of tax:
Change in net unrealized gains on investments				(58,916)	(58,916)
Foreign currency translation adjustment				763	763
Total comprehensive income					3,768
Balance at December 31, 2006	2,500	416,500	455,495	147,745	1,022,240
Comprehensive income (loss):
Net income			62,878		62,878
Other comprehensive income, net of tax:
Change in net unrealized gains on investments				(60,652)	(60,652)
Foreign currency translation adjustment				1,804	1,804
Total comprehensive income					4,030
Balance at December 31, 2007	$2,500	$416,500	$518,373	$88,897	$1,026,270

See accompanying notes to financial statements.
4

Liberty Life Assurance Company of Boston
Consolidated Statements of Cash Flows

	Year ended December 31
	2007	2006	2005
	(In Thousands)
Cash flows from operating activities
Net income	$62,878	$61,921	$70,654
Adjustments to reconcile net income to net cash
provided by operating activities:
Realized capital and other gains on investments	(29,122)	(19,763)	(24,380)
Accretion of bond discount	(29,021)	(26,805)	(29,092)
Interest credited to policyholders	128,247	125,065	115,751
Deferred policy acquisition costs amortization	20,509	15,799	12,895
Changes in assets and liabilities:
Amounts recoverable from reinsurers	(7,486)	(8,530)	(14,994)
Premiums receivable	(7,691)	(3,414)	7,116
Investment income due and accrued	(2,602)	(11,373)	(4,996)
Deferred policy acquisition costs capitalized	(36,632)	(32,575)	(31,877)
Other assets	(799)	(720)	(3,190)
Future policy benefits	252,808	661,638	223,497
Policy and contract claims	7,922	1,144	7,181
Dividends to policyholders	(547)	458	(250)
Experience rating refund liabilities	152	2,428	3,670
Liability for participating policies	2,866	2,930	3,288
Federal income taxes	2,926	4,552	(14,838)
Deferred federal income taxes	25,340	15,692	7,839
Due to Parent	(1,993)	1,759	2,289
Accrued expenses and other liabilities	23,779	2,307	24,835
Net cash provided by operating activities	411,534	792,513	355,398
Cash flows from investing activities
Proceeds from fixed maturities sold	576,080	919,648	568,620
Proceeds from fixed maturities matured	111,642	94,091	83,592
Cost of fixed maturities acquired	(1,018,206)	(1,867,645)	(1,113,869)
Proceeds from equity securities sold	3,602	2,040	1,991
Cost of equity securities acquired	(333)	(405)	(680)
Change in policy loans	(4,910)	(4,003)	(4,720)
Investment cash in transit	(7,339)	7,542	(1,511)
Foreign currency adjustment	1,804	763	—
Proceeds from short-term investments sold or matured	15,024	14,804	183,257
Cost of short-term investments acquired	(819)	—	(172,766)
Net proceeds from reverse repurchase agreements	—	—	(30,890)
Proceeds from other long-term investments sold	35,539	91,776	41,067
Cost of other long-term investments acquired	(131,405)	(137,160)	(69,327)
Other	(408)	—	—
Net cash used in investing activities	(419,729)	(878,549)	(515,236)
Cash flows from financing activities
Additional paid-in capital	—	—	100,000
Dividend to Parent Companies	—	(4,100)	—
Policyholders' deposits on investment contracts	264,413	240,111	264,358
Policyholders' withdrawals from investment contracts	(257,728)	(201,569)	(181,303)
Change in securities loaned	(47,721)	61,144	23,120
Net cash (used in) provided by financing activities	(41,036)	95,586	206,175
Change in cash and cash equivalents	(49,231)	9,550	46,337
Cash and cash equivalents, beginning of year	342,000	332,450	286,113
Cash and cash equivalents, end of year	$292,769	$342,000	$332,450

See accompanying notes to financial statements.
5

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies

Organization

Liberty Life Assurance Company of Boston and its subsidiaries (the Company) is domiciled in the Commonwealth of Massachusetts. The Company is 90% owned by Liberty Mutual Insurance Company and 10% owned by Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company are both wholly owned by Liberty Mutual Group, Inc. (Liberty Mutual). Liberty Mutual Group, Inc. is wholly owned by LMHC Massachusetts Holdings Inc., which is wholly owned by Liberty Mutual Holding Company Inc.

The Company insures life, annuity and accident and health risks for groups and individuals. The Company also issues structured settlement contracts and administers separate account contracts. The Company is licensed and sells its products in all 50 states, the District of Columbia, Canada and Puerto Rico.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Recent Accounting Pronouncements

In January 2003, the FASB issued interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" (FIN 46). FIN 46 requires certain variable interest entities (VIEs) to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or the entity does not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

FIN 46 was revised in late 2003 and was effective in 2004 for the Company for all new VIEs created or acquired after December 31, 2003. For VIEs created or acquired by the Company prior to December 31, 2003, the provisions of FIN 46 were applied in 2006. There was no material impact on the Company's financial statements as a result of adoption of FIN 46.

6

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Recent Accounting Pronouncements (continued)

The Company's exposure to investment structures subject to analysis under FIN 46(R), relate primarily to investments in private equity and real estate limited partnerships that are accounted for under the equity method. The Company is not the primary beneficiary of any VIEs and does not consolidate. The Company has investments in 28 VIEs for which it is not the primary beneficiary at December 31, 2007. The Company's investments in VIEs were $36 million and $19 million at December 31, 2007 and 2006, respectively. The Company's maximum exposure to losses from VIEs is $74 million and $49 million as of December 31, 2007 and 2006, respectively. In addition to the VIEs disclosed above, the Company has investments in 4 additional VIEs at December 31, 2007 which are part of the Company's un-guaranteed Separate Accounts. The Company's investments in VIEs were $77 million and $106 million at December 31, 2007 and 2006, respectively. The Separate Accounts maximum exposure to losses from VIEs is $94 million and $147 million as of December 31, 2007 and 2006, respectively, and there is no recourse provision to the general credit of the Company beyond the full amount of the Company's loss exposure.

Future Adoption of New Accounting Standards

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring the fair value under the accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement established a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Levels 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset and liability. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about the risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. The Company is required to adopt SFAS 157 effective January 1, 2008. The Company is in the process of evaluating the impact of adoption.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of SFAS 115" ("SFAS 159"). SFAS 159 permits all entities to chose, at specified election dates, to measure eligible items at fair value (the "fair value option"). An entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date eliminating complex hedge accounting provisions. The decision about whether to elect the fair value option is applied on an instrument by instrument basis and is irrevocable unless a new election date occurs and is

7

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards (continued)

applied only to an entire instrument. SFAS 159 also provides guidance on disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for the Company on January 1, 2008. The Company is in the process of evaluating the impact of adoption.

Investments

Fixed maturity and equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on fixed maturity and equity securities are reflected in accumulated other comprehensive income, net of applicable deferred income taxes. The cost of fixed maturity and equity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of realized capital and other gains (losses) on investments.

For the mortgage-backed bond fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income using the prospective or retrospective method, based on the credit quality of the securities.

Cash and cash equivalents include cash and all highly liquid investments with maturities of three months or less at the date of acquisition. The company's cash and cash equivalents are carried at cost that approximates fair value.

Short-term investments include investments with maturities between three months and one year at the date of acquisition are considered available for sale, and are carried at amortized cost that approximates fair value.

Mortgage loans are stated at amortized cost less a valuation allowance for potentially uncollectible amounts.

Other invested assets, principally investments in limited partnerships, are accounted for using the equity method, unless the investment is so minor that the company has no influence over the partnership's operating and finance policies. Investments in excess of three percent of a limited partnership are considered more than minor. If the private equity is considered minor, the investment is accounted for using the cost method.

Recognition of unrealized gains and losses of private investments accounted for by the equity method are recorded based on by the underlying equity with the change in value included in the 'Realized capital and other gains on the investments' line within the Statement of Operations or Stockholders' Equity.

Policy loans are reported at unpaid loan balances that approximate fair value.

8

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)

Realized gains and losses on sales of investments are recognized in income using the specific identification method. Unrealized losses that are other-than-temporary are recognized as realized losses. The Company reviews fixed income and public equity securities for impairment on a quarterly basis and private equity and co-investment securities on a semi-annual basis. Securities are reviewed for both quantitative and qualitative considerations including, but not limited to, (1) the extent of the decline in fair value below book value, (2) the duration of the decline, (3) significant adverse changes in the financial condition or near term prospects for the investment or issuer, (4) significant changes in the business climate or credit ratings of the issuer, (5) the intent and ability of the company to hold its investment for a period sufficient to allow for any anticipated recovery, (6) general market conditions and volatility, (7) industry factors, and (8) the past impairment history of the security holding or the issuer. All mortgage backed securities and asset backed securities that represent beneficial interests in securitized assets, other than high credit quality securities are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, certain costs of policy underwriting and variable agency expenses. Acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment, mortality and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the net unrealized gains or losses that are reflected in accumulated other comprehensive income.

Recognition of Traditional Life Premium Revenue and Related Expenses

Premiums on traditional life insurance policies are recognized as revenue when due. Benefits and expenses are associated with premiums so as to result in the recognition of profits over the life of the policies. This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.

9

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Recognition of Universal Life Revenue and Policy Account Balances

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders' account balances. Included in such assessments are mortality charges, surrender charges and administrative fees. Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals. Credited interest rates were between 3.50% and 6.25%, 3.50% and 6.25%, and 3.50% and 7.00% in 2007, 2006 and 2005, respectively.

The Company writes certain annuity and structured settlement contracts without mortality risk which are accounted for as investment contracts. Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract. This method of computing the liability for future policy benefits effectively results in recognition of profits over the benefit period. Policy account balances consist of consideration received plus credited interest less policyholder withdrawals. Credited interest rates for deferred annuity contracts were between 2.75% and 7.00% for each of the years ended 2007, 2006 and 2005. Credited interest rates for structured settlement and other immediate annuity contracts were between 1% and 12% for each of the years ended 2007, 2006 and 2005.

Future Policy Benefits

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions were between 4.50% and 10.25% for all years of issue.

Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issues prior to 1986, the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues, the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993-1998 issues, the 1975-1980 Select and Ultimate Basic Tables for 1999-2006 issues, and the 2001 Valuation Basic Table for 2007 and subsequent issues. Withdrawal assumptions generally are based on the Company's experience.

The liability for future policy benefits with respect to structured settlement contracts with life contingencies and single premium group annuities (group pension) is determined based on interest crediting rates between 1% and 12%. The mortality assumptions for the group pension business are based on the 1971 GAM Tables. The structured settlement and other immediate annuity business mortality assumptions for issues through 1999 are based on the 1971 IAM Tables. Mortality assumptions for issues from 2000 to present are based on either the Annuity 2000 Table or an experience adjusted Annuity 2000 Table. Future policy benefits for long-term disability cases are computed using the 1987 Commissioners' Group Disability Table adjusted for the Company's experience.

10

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Policy and Contract Claims

Policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company's past experience. Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled. Such differences represent changes in estimates and are recorded in the statement of operations in the year the claims are settled.

Reinsurance

All assets and liabilities related to reinsurance ceded contracts are reported on a gross basis in the balance sheets. The statements of operations reflect premiums, benefits and settlement expenses net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

Federal Income Taxes

Income taxes have been provided using the asset and liability method in accordance with SFAS No. 109, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Participating Policies

Participating policies approximate 14%, 14%, and 15% of ordinary life insurance in force at December 31, 2007, 2006 and 2005, respectively, and 25%, 25%, and 23% of ordinary insurance premium revenue in 2007, 2006 and 2005, respectively. Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders. As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders. Undistributed earnings of the participating block of business is represented by the liability for participating policies in the consolidated balance sheets. The payment of dividends to stockholders is further restricted by insurance laws of the Commonwealth of Massachusetts.

11

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

1.  Nature of Operations and Significant Accounting Policies (continued)

Foreign Currency Translation

The Company enters into certain transactions that are denominated in a currency other than the U.S. dollar. Functional currencies are assigned to foreign currencies. These amounts are accumulated and then converted to U.S. dollars. The unrealized gain or loss from the translation is reflected in accumulated other comprehensive income, net of deferred federal income taxes. The translations are calculated using current exchange rates for the balance sheet and average exchange rates for the statement of operations.

Separate Accounts

Separate account assets and liabilities reported in the consolidated balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the consolidated financial statements. Fees charged on separate account policyholder deposits are included in other income.

2.  Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of investments in fixed maturities available for sale are summarized below:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$371,582	$116,153	$—	$487,735
Debt securities issued by states and municipalities	83,991	4,585	(402)	88,174
Corporate securities	4,391,868	118,640	(132,493)	4,378,015
U.S. government guaranteed mortgage- backed securities	2,131,077	67,382	(17,024)	2,181,435
Total fixed maturities available for sale	$6,978,518	$306,760	$(149,919)	$7,135,359

12

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

2.  Investments (continued)

Fixed Maturities (continued)

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$446,978	$103,505	$(765)	$549,718
Debt securities issued by states and municipalities	94,579	5,254	(646)	99,187
Corporate securities	4,057,989	170,398	(55,187)	4,173,200
U.S. government guaranteed mortgage-backed securities	2,014,428	58,147	(23,166)	2,049,409
Total fixed maturities available for sale	$6,613,974	$337,304	$(79,764)	$6,871,514

The amortized cost and fair value of the Company's investment in fixed maturities available for sale by contractual maturity are summarized below:

	December 31, 2007
	Amortized Cost	Fair Value
Maturity in one year or less	$172,480	$174,542
Maturity after one year through five years	638,119	658,978
Maturity after five years through ten years	1,378,730	1,395,662
Maturity after ten years	2,658,112	2,724,742
U.S. government guaranteed mortgage-backed securities	2,131,077	2,181,435
Total fixed maturities available for sale	$6,978,518	$7,135,359

The expected maturities in the foregoing table may differ from the contractual maturities because certain eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

At December 31, 2007, bonds with a carrying value of $10,182 were on deposit with state insurance departments to satisfy regulatory requirements.

13

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

2.  Investments (continued)

Equity Securities and Other Invested Assets

The cost, gross unrealized gains and losses, and fair value of the Company's investments in equity securities and other invested assets are summarized below:

	December 31, 2007
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities	$331	$—	$(80)	$251
Other invested assets	140,052	30,264	(7,564)	162,752
Total	$140,383	$30,264	$(7,644)	$163,003
	December 31, 2006
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities	$1,125	$23	$(1)	$1,147
Other invested assets	101,794	18,938	(7,371)	113,361
Total	$102,918	$18,962	$(7,372)	$114,508

Net Investment Income

Major categories of the Company's net investment income are summarized below:

	Year ended December 31
	2007	2006	2005
Investment income:
Fixed maturities	$429,801	$402,400	$364,393
Mortgage loans	5,485	—	—
Policy loans	4,971	4,712	4,513
Short-term investments and cash equivalents	8,519	11,411	8,221
Other invested assets	1,561	4,173	3,377
Gross investment income	450,337	422,696	380,504
Less investment expenses	4,512	4,601	6,224
Net investment income	$445,825	$418,095	$374,280

14

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

2.  Investments (continued)

Realized Capital and Other Gains on Investments

Realized capital and other gains on investments were derived from the following sources:

	Year ended December 31
	2007	2006	2005
Fixed maturities:
Gross realized gains	$12,406	$15,767	$17,019
Gross realized losses	(7,356)	(15,350)	(8,508)
Net realized gains on other invested assets	24,072	19,346	15,869
Net realized capital and other gains on investments	$29,122	$19,763	$24,380

Concentration of Investments

During the years ended December 31, 2007, 2006 and 2005 other-than-temporary impairments recognized were $853, $9,965 and $2,528, respectively.

There were no investments in a single entity's fixed maturities in excess of ten percent of stockholders' equity at December 31, 2007 and 2006.

The following tables show a schedule of the Company's unrealized losses and fair value by security type and duration where individual securities have been in continuous unrealized loss position at December 31, 2007, and 2006, that are not deemed to be other-than-temporarily impaired.

	Year Ended December 31, 2007
	Less Than 12 Months		Greater Than 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
Debt securities issued by states and municipalities	$(79)	$20,545	$(323)	$7,753
Corporate fixed maturity securities	(51,621)	1,162,346	(80,872)	943,709
U.S. government guaranteed mortgage-backed securities	(5,293)	285,694	(11,731)	456,023
Equity securities	(80)	251	—	—
Total	$(57,073)	$1,468,836	$(92,926)	$1,407,485

15

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

2.  Investments (continued)

Concentration of Investments (continued)

	Year Ended December 31, 2006
	Less Than 12 Months		Greater Than 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(585)	$50,479	$(180)	$5,218
Debt securities issued by states and municipalities	(268)	20,340	(378)	6,636
Corporate fixed maturity securities	(12,555)	773,386	(42,632)	773,438
U.S. government guaranteed mortgage-backed securities	(3,017)	326,540	(20,149)	627,193
Equity securities	—	1	(1)	3
Total	$(16,425)	$1,170,746	$(63,340)	$1,412,488

There were $96 million, or approximately 64%, of the unrealized losses as of December 31, 2007 on securities where the market value of the security is 10% or less below the book value for the security. The increase in unrealized losses is indicative of the increase in long term interest rates from December 31, 2006 to December 31, 2007. The unrealized losses as of December 31, 2007 involve approximately 1,684 lots across more than approximately 473 different securities within the holdings of the Company.

The Company employs a systematic methodology to evaluate declines in fair value below the book value for equity securities and other investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below carrying value is evaluated in a disciplined manner. Based on that evaluation and the Company's ability and intent to hold these investments for a reasonable period for time sufficient for a recovery of fair value, the Company views the decline in market value of these investments as being temporary in accordance with the Company's impairment policy.

As of December 2007, the value of the participation certificates in commercial mortgage loans was $134 million. This is comprised of $68 million acquired in 2007, and $66 million in 2006 as a result of a distribution of assets in the dissolution of a limited partnership investment. The loans received from the partnership were originated and underwritten by the general partner, who is a third party commercial loan manager that continues to originate and underwrite commercial mortgage loans in which the Company participates. The Company's participation in any one commercial mortgage loan acquired does not exceed 49% of the loan value.

3.  Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company cedes business to reinsurers to share risks under life, health, and annuity contracts for the purpose of providing the Company with

16

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

3.  Reinsurance (continued)

increased capacity to write larger risks and maintain its exposure to loss within capital resources. The effect of reinsurance assumed and ceded on premiums was as follows:

	Year ended December 31, 2007
	Direct Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount
Individual Life and Annuity	$315,499	$83	$35,157	$280,425
Group Life and Disability	469,968	—	10,074	459,894
Group Pension and Other	22	—	2	20
Total premiums	$785,489	$83	$45,233	$740,339
	Year ended December 31, 2006
	Direct Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount
Individual Life and Annuity	$696,468	$151	$34,864	$661,755
Group Life and Disability	412,681	—	11,543	401,138
Group Pension and Other	25	—	2	23
Total premiums	$1,109,174	$151	$46,409	$1,062,916
	Year ended December 31, 2005
	Direct Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount
Individual Life and Annuity	$282,106	$128	$33,641	$248,593
Group Life and Disability	361,583	—	18,406	343,177
Group Pension and Other	362	(579)	6	(224)
Total premiums	$644,051	$(451)	$52,053	$591,546

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.

The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

4. Federal Income Taxes

The Company is included in a consolidated federal income tax return with Liberty Mutual and its other subsidiaries. Under a written tax sharing agreement, approved by the Board of Directors, Liberty Mutual collects from and refunds to the subsidiaries the amount of taxes or benefits determined as if Liberty Mutual and the subsidiaries filed separate returns.

17

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

4.  Federal Income Taxes (continued)

Federal income tax expense attributable to income from operations was composed of the following:

	Year ended December 31
	2007	2006	2005
Current	$10,066	$21,652	$32,621
Deferred	25,340	15,691	7,839
Federal income tax expense	$35,406	$37,343	$40,460

A reconciliation of federal income tax expense as recorded in the consolidated statements of operations with expected federal income tax expense computed at the applicable federal income tax rate of 35% is summarized below:

	Year ended December 31
	2007	2006	2005
Expected income tax expense	$35,403	$35,768	$40,041
Adjustments to income taxes resulting from:
Reconciliation of prior year tax return	—	—	—
Other, net	3	1,575	419
Federal income tax expense	$35,406	$37,343	$40,460

The Company made tax payments of $7,138, $17,102 and $47,457 during 2007, 2006 and 2005, respectively.

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are summarized below:

	December 31
	2007	2006
Deferred tax assets:
Dividends to policyholders	$2,547	$2,730
Unearned interest on policy loans	103	103
Unearned group premium adjustment	64	70
Unrealized loss on other long-term investments	16,211	17,884
Due and uncollected premium adjustment	160	—
Other	279	169
Total deferred tax assets	19,364	20,956
Deferred tax liabilities:
Future policy benefits	(79,433)	(63,581)
Deferred acquisition costs	(50,703)	(45,820)
Bonds purchased at market discount	(4,116)	(2,594)
Bonds market valuation adjustment	(45,446)	(78,144)
Loss on other long term investments	(11,809)	(9,213)
Due and uncollected premium adjustment	—	(437)
Other	(380)	(1,041)
Total deferred tax liabilities	(191,887)	(200,830)
Net deferred tax liability	$(172,523)	$(179,874)

18

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

4.  Federal Income Taxes (continued)

In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no valuation allowance has been established.

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholders' surplus account" (PSA). In the event that those amounts are distributed to stockholders', or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The American Job Creations Act of 2004 was passed on October 22, 2004. This Act allows for the PSA to be distributed without being subjected to tax, however, the distributions must have been made during the 2005 or 2006 tax years. The Company made a distribution of $4,100 in 2006. The current balance in the PSA is $0.

5.  Unpaid Claims Liability for Group Accident and Health Business

The following table provides a reconciliation of the beginning and ending balances of unpaid claim liabilities for Group Accident and Health Business, principally included in future policy benefits, net of reinsurance recoverables:

	Year ended December 31
	2007	2006
Unpaid claim liabilities, at beginning of year	$831,993	$774,898
Less reinsurance recoverables	30,117	33,550
Net balance at beginning of year	801,876	741,348
Claims incurred related to:
Current year	350,571	299,512
Prior years - incurred	(52,832)	(47,836)
Prior years - interest	34,325	32,472
Total incurred	332,064	284,148
Claims paid related to:
Current year	101,337	77,231
Prior years	164,325	146,389
Total paid	265,662	223,620
Net balance at end of year	868,278	801,876
Add reinsurance recoverables	25,408	30,117
Unpaid claim liabilities, at end of year	$893,686	$831,993

The favorable development in 2007 and 2006 related to claims incurred in prior years resulted from the Company's actual experience being better than expected. Interest accrued on prior year reserves has been calculated and accumulated monthly on the opening reserve balance using the discount rate specific to each yearly reserve block.

6.  Risk-Based Capital and Retained Earnings

Life insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the National Association of Insurance Commissioners (NAIC). Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be deter

19

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

6.  Risk-Based Capital and Retained Earnings (continued)

mined based on the various risk factors related to it. At December 31, 2007, the Company exceeds the RBC requirements.

The payment of dividends by the Company to stockholders is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Commonwealth of Massachusetts Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations.

According to a resolution voted by the Board of Directors of the Company, not more than the larger of 10% of statutory profits on participating business or fifty cents per thousand dollars of participating business in force in a given year may accrue to the benefit of stockholders. The amount of statutory unassigned (deficit) surplus held for the benefit of participating policyholders and stockholders was $(38,685) and $521,352, respectively, at December 31, 2007. Dividends paid to policyholders were $11,414 and $10,935 in 2007 and 2006, respectively. Dividends paid to stockholders were $0 and $4,100 in 2007 and 2006, respectively.

7.   Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating reserves for policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's consolidated financial position or results of operations.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies' amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company recognizes its obligations for guaranty fund assessments at the time the events occur on which assessments are expected to be based. Expenses incurred for guaranty fund assessments included in 'Insurance taxes, licenses and fees' line in the Statement of Operations were $32, $48 and $(11) in 2007, 2006 and 2005, respectively.

8.  Separate Accounts

Separate accounts held by the Company primarily represent funds that are administered for pension plans. The assets consist of common stock, long-term bonds, real estate and short-term investments which are carried at estimated fair value. Investment income and changes in asset values do not affect the operating results of the Company. Separate accounts business is maintained independently from the general account of the Company. The Company provides administrative services for these contracts. Fees earned by the Company related to these contracts included in other revenues were $5,996, $5,463 and $6,516 for the years ended December 31, 2007, 2006, and 2005, respectively.

20

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

9.  Benefit Plans

Significant benefit plans are sponsored by Liberty Mutual and the associated costs are shared by members of the Liberty Companies. Liberty Mutual's sponsored plans are summarized as follows:

  (a)  Pension Plan

Liberty Mutual sponsors noncontributory defined benefit pension plans (the Plans) covering U.S. employees who have attained age 21 and have completed one year of service and Canadian employees who have completed one year of service. The benefits are based on years of service and the employee's "final average compensation" which is the employee's average annual compensation for the highest five consecutive calendar years during the ten years immediately preceding retirement.

Under an intercompany expense allocation, there was no pension expense charged to the Company in 2007, 2006 and 2005.

  (b)  Postretirement Benefits

Liberty Mutual provides certain health care and life insurance benefits (postretirement) for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age and have ten years of service working for the Liberty Companies. Alternatively, retirees may elect certain prepaid health care benefit plans. Life insurance benefits are based upon a participant's final compensation subject to the plan maximum.

Under an intercompany expense allocation, $1,595, $1,489 and $1,316 of postretirement expense was charged to the Company in 2007, 2006 and 2005, respectively.

  (c)  Thrift-Incentive Plan

Liberty Mutual sponsors a defined contribution savings plan for all employees of the Liberty Companies who meet certain eligibility requirements. During 2007, 2006 and 2005 employees were permitted to contribute a percentage of their annual compensation on a combined before-tax and after-tax basis, subject to certain limitations imposed by the Tax Reform Act of 1986. In 2007, 2006 and 2005 Liberty Mutual matched a percentage of contributions made by employees. Under the intercompany pooling arrangement, the Company's expense related to the Thrift-Incentive Plan is borne by Liberty Mutual.

10.  Related-Party Transactions

Under a Service Agreement between the Company and Liberty Mutual, Liberty Mutual provides the Company with personnel, office space, equipment, computer processing and other services. The Company reimburses Liberty Mutual for these services at cost, and for any other special services supplied at the Company's request. Substantially all of the Company's general expenses incurred in 2007, 2006 and 2005 related to this agreement.

21

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

10.  Related-Party Transactions (continued)

The Company holds assets in its separate accounts supporting the Liberty Mutual Pension Plan. The value of the plan assets as of December 31, 2007 and 2006 that were held in the separate accounts of the Company totaled $3,212,419 and $2,891,459 respectively.

The Company insures the group term life and disability risks for Liberty Mutual employees. Premiums associated with these policies amounted to $23,245 $27,540 and $38,270 in 2007, 2006 and 2005, respectively.

The Company insures key officers of the Liberty Mutual Group under an Optional Life Insurance Plan. Premiums associated with this plan amounted to $20,313, $22,624 and $20,803 in 2007, 2006 and 2005, respectively.

Liberty Mutual purchases structured settlement annuity contracts, with and without life contingencies, from the Company. Premiums under these contracts amounted to $170,180, $170,438 and $134,369 in 2007, 2006 and 2005, respectively. The related policy and contract reserves with respect to all structured settlement annuity contracts purchased by Liberty Mutual amounted to $1,751,887 and $1,626,221 at December 31, 2007 and 2006, respectively.

The financial statements have been prepared from the records maintained by the Company, and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation.

11.  Deferred Policy Acquisition Costs

Details with respect to deferred policy acquisition costs are summarized below:

	Year ended December 31
	2007	2006
Balance, beginning of year	$252,418	$228,446
Additions	36,632	32,575
Amortization	(20,509)	(15,799)
Valuation adjustment for unrealized gains on fixed maturities	3,563	7,196
Balance, end of year	$272,104	$252,418

12.  Statutory Financial Information

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. The Company has not obtained any permitted accounting practices.

Statutory net income and capital and surplus are as follows:

	2007	2006	2005
Statutory net income	$35,530	$12,915	$38,489
Statutory capital and surplus	482,667	449,323	431,685

22

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

13.  Stockholders' Equity

The components of accumulated other comprehensive income are as follows:

	Net Unrealized Gains (Losses)	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)
Balance at January 1, 2005	$288,119	$1,987	$290,106
Unrealized investment losses (net of deferred income tax benefit of $48,943)	(90,890)		(90,890)
Less reclassification adjustment for investment gains, realized in net income (net of tax expense of $3,234)	(6,006)		(6,006)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $7,171)	13,318		13,318
Adjustment for pension loss reserve (net of deferred income tax benefit of $339)	(630)		(630)
Net unrealized losses	(84,208)		(84,208)
Foreign currency translation adjustment		—
Balance at December 31, 2005	203,911	1,987	205,898
Unrealized investment losses (net of deferred income tax benefit of $41,464)	(77,117)		(77,117)
Less reclassification adjustment for investment gains, realized in net income (net of tax expense of $755)	(1,402)		(1,402)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $2,519)	4,677		4,677
Adjustment for pension loss reserve (net of deferred income tax expense of $8,037)	14,926		14,926
Net unrealized losses	(58,916)		(58,916)
Foreign currency translation adjustment		763	763
Balance at December 31, 2006	144,995	2,750	147,745
Unrealized investment losses (net of deferred income tax benefit of $32,858)	(60,969)		(60,969)
Less reclassification adjustment for investment gains, realized in net income (net of tax expense of $2,467)	(4,581)		(4,581)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $1,247)	2,316		2,316
Adjustment for pension loss reserve (net of deferred income tax expense of $1,390)	2,582		2,582
Net unrealized losses	(60,652)		(60,652)
Foreign currency translation adjustment		1,804	1,804
Balance at December 31, 2007	$84,343	$4,554	$88,897

23

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

13.  Stockholders' Equity (continued)

Net unrealized investment gains, included in the consolidated balance sheets as a component of stockholders' equity are summarized below:

	December 31
	2007	2006	2005
Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$156,841	$257,540	$378,283
Equity investments and other	(164)	22	17
Total	156,677	257,562	378,300
Amounts of unrealized investment losses attributable to:
Deferred policy acquisition costs	4,247	684	(6,512)
Loss reserve	(31,135)	(35,107)	(58,070)
Deferred federal income taxes	(45,446)	(78,144)	(109,807)
Total	(72,334)	(112,567)	(174,389)
Net unrealized investment gains	$84,343	$144,995	$203,911

14.  Segment Information

The Company's business is organized in three principal segments: Individual Life and Annuity, Group Life and Disability, and Group Pension and Other. In the Individual Life and Annuity segment, the Company sells a variety of individual products, including participating whole life, term insurance, universal life, structured settlements, and immediate and deferred annuity contracts. These products are sold through a combination of distribution channels, including Liberty Mutual personal markets agents, direct marketers, and banks. In the Group Life and Disability segment, the Company sells group life and long-term and short-term disability products to corporate and organizational customers through the Company's group market agency force. The Group Pension and Other segment is a closed block of active pension customers, as well as international customer life and disability products.

The accounting policies of the segments are the same as those described in Note 1. The Company evaluates performance based on income before federal income taxes and earnings of participating policies of the segments.

24

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

14.  Segment Information (continued)

The following table summarizes selected financial information by segment:

	Year ended December 31
	2007	2006	2005
Revenues:
Individual Life and Annuity	$696,305	$1,047,584	$596,947
Group Life and Disability	565,706	495,452	432,707
Group Pension and Other	58,376	53,309	46,578
Total revenues	$1,320,387	$1,596,345	$1,076,232
Income before federal income taxes and earnings of participating policies:
Individual Life and Annuity	$35,000	$43,656	$66,161
Group Life and Disability	34,532	32,740	29,277
Group Pension and Other	31,618	25,798	18,964
Total income before federal income taxes and earnings of participating policies	$101,150	$102,194	$114,402

	December 31
	2007	2006
Assets:
Individual Life and Annuity	$6,305,691	$5,905,640
Group Life and Disability	1,280,663	1,168,137
Group Pension and Other	4,188,922	3,980,334
Total assets	$11,705,246	$11,054,111

25

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

14.  Segment Information (continued)

	Year ended December 31
	2007	2006	2005
Net investment income:
Individual Life and Annuity	$353,676	$329,717	$294,134
Group Life and Disability	65,727	60,043	58,387
Group Pension and Other	26,422	28,335	21,759
Total net investment income	$445,825	$418,095	$374,280
Deferred acquisition cost amortization:
Individual Life and Annuity	$(20,509)	$(15,799)	$(12,895)
Group Life and Disability	—	—	—
Group Pension and Other	—	—	—
Total deferred acquisition cost amortization	$(20,509)	$(15,799)	$(12,895)
Equity in net income of investees accounted for by the equity method:
Individual Life and Annuity	—	—	—
Group Life and Disability	—	—	—
Group Pension and Other	$7,747	$8,791	$3,574
Total equity in net income of investees accounted for by the equity method	$7,747	$8,791	$3,574
Income Tax Expense:
Individual Life and Annuity	$12,250	$15,279	$23,155
Group Life and Disability	12,086	11,459	10,247
Group Pension and Other	11,070	10,605	7,058
Income Tax Expense	$35,406	$37,343	$40,460

15.  Fair Value of Financial Instruments

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the consolidated financial statements and notes thereto:

Fixed maturities

Fair values for publicly-traded fixed maturities are determined using values reported by an independent pricing service. Fair values of private placement fixed maturities are determined by obtaining market indications from various broker-dealers.

Equity securities

The fair values for equity securities are based upon quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

26

Liberty Life Assurance Company of Boston
Notes to Consolidated Financial Statements (continued)

(Amounts in Thousands)

15.  Fair Value of Financial Instruments (continued)

Mortgage loans

The fair value of commercial mortgage loans were estimated using option adjusted valuation discount rates.

Policy loans

The carrying amounts reported in the consolidated balance sheets for these financial instruments approximate their fair values.

Short-term investments

The carrying amounts reported in the consolidated balance sheets for these financial instruments approximate their fair values.

Other invested assets

Other invested assets are comprised of limited partnerships which are valued under the equity method.

Individual and group annuities

The fair values for the Company's liabilities under investment-type insurance contracts, including individual and group annuities, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Fair values for deferred annuity contracts are equal to current net surrender value.

Additional data with respect to fair values of the Company's investments is disclosed in Note 2.

The carrying amount and fair value of the Company's financial instruments are summarized below:

	December 31, 2007		December 31, 2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Fixed maturities	$7,135,359	$7,135,359	$6,871,514	$6,871,514
Equity securities	251	251	1,147	1,147
Mortgage loans	134,106	131,623	65,637	63,914
Policy loans	90,217	90,217	85,307	85,307
Short-term investments	8,407	8,407	22,602	22,602
Other invested assets	162,752	162,752	113,361	113,361
Individual annuities	951,169	994,962	937,759	998,548
Funds held in separate accounts	3,338,768	3,338,768	3,048,773	3,048,773

27

PART C

OTHER INFORMATION

ITEM 26 — EXHIBITS

1. Board of Directors Resolutions.

(a) Resolution of the Board of Directors of Liberty Life Assurance Company of Boston authorizing establishment of LLAC Variable Account (3)

2. Custodian Agreements. Not applicable.

3. Underwriting Contracts.

(a) Distribution Agreement (6)

(b) Form of Broker-Dealer and General Agent Sales Agreement (filed herewith)

(c) Schedule of Sales Commission (5)

(d) Amendment No 1 to Distribution Agreement (filed herewith)

4. Contracts.

(a) Specimen Contract (7)

(b) Specimen Disability Waiver of Monthly Deduction Benefit Agreement (4)

(c) Specimen Children’s Protection Benefit Agreement (4)

(d) Specimen Disability Waiver of Specified Monthly Premium Benefit Agreement (4)

(e) Specimen Primary Insured Term Insurance Benefit Agreement (4)

(f) Specimen Additional Insured Term Insurance Benefit Agreement (4)

(g) Specimen Accidental Death and Dismemberment Benefit Agreement (4)

(h) Specimen Accelerated Death Benefit Agreement (7)

5. Applications.

(a) Specimen Application (3)

(b) Specimen Variable Life Insurance Supplemental Application (filed herewith)

6. Depositor’s Certificate of Incorporation and By-Laws.

(a) Articles of Incorporation of Liberty Life Assurance Company of Boston, as amended (1)

(b) By-Laws of Liberty Life Assurance Company of Boston (2)

7. Reinsurance Contracts.

(a) Automatic Self Administered YRT Reinsurance Agreement between Liberty Life Assurance Company of Boston and Swiss Re Life and Health America Inc. (10)

(b) Automatic Yearly Renewable Term Reinsurance Agreement between Liberty Life Assurance Company of Boston and General & Cologne Life RE of America (10)

(c) Form of Automatic Self Administered YRT Reinsurance Agreement between Liberty Life Assurance Company of Boston and General RE Life Corporation. (13)

8. Participation Agreements.

(a)(1) Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors LLC (6)

(a)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and AIM Advisers, Inc. (6)

(a)(3) Amendment No. 1 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors, LLC (8)

(a)(4) Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, A I M Distributors, Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors LLC (13)

(a)(5) Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Liberty Life Assurance Company of Boston and Liberty Life Securities LLC (file herewith)

(b)(1) Participation Agreement Among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributor, Inc. (6)

(b)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and Liberty Advisory Services Corp. (6)

(b)(3) Amendment 1 to Participation Agreement Among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributor, Inc. (6)

(b)(4) Amendment No. 2 to Participation Agreement Among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributor, Inc. (11)

(b)(5) Amendment No. 1 to Administrative Services Agreement between Liberty Life Assurance Company of Boston and Liberty Advisory Services Corp. (14)

(c)(1) Fund Participation Agreement between Liberty Life Assurance Company of Boston and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a/Dreyfus Stock Index Fund) (6)

(c)(2) Administrative Services Agreement between The Dreyfus Corporation and Liberty Life Assurance Company of Boston (6)

(c)(3) Amendment to Fund Participation Agreement between Liberty Life Assurance Company of Boston and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) and Dreyfus Investment Portfolios (8)

(c)(4) Amendment to Administrative Services Agreement between The Dreyfus Corporation and Liberty Life Assurance Company of Boston (8)

(d)(1) Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (6)

(d)(2) Amendment to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (6)

(d)(3) Amendment 2 to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (8)

(d)(4) Amendment  to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (15)

(d)(5) Amendment 4 to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (15)

(e)(1) Participation Agreement among Liberty Life Assurance Company of Boston, Stein Roe Variable Investment Trust, Stein Roe & Farnham, Incorporated and Keyport Financial Services Corp. (6)

(e)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and Stein Roe & Farnham, Inc. (6)

(e)(3) Amendment 1 to Participation Agreement among Liberty Life Assurance Company of Boston, Stein Roe Variable Investment Trust, Stein Roe & Farnham, Incorporated and Keyport Financial Services Corp. (6)

(e)(4) Amendment #1 to Administrative Services Agreement between Liberty Life Assurance Company of Boston and Stein Roe & Farnham, Incorporated (14)

(f)(1) Participation Agreement among Liberty Life Assurance Company of Boston, and Franklin Templeton Variable Insurance Products Trust (8)

(f)(2) Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton/Distributors, Inc. and Liberty Life Assurance Company of Boston (13)

(f)(3) Amendment to Participation Agreement effective June 5, 2007 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Liberty Life Assurance Company of Boston (filed herewith)

(g)(1) Participation Agreement as of February 2, 2007 by and among Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Liberty Life Assurance Company of Boston (15)

(g)(2) Administrative Services Agreement as of February 2, 2007 between Liberty Life Assurance Company of Boston and Columbia Management Distributors, Inc. (15)

9. Administrative Contracts.

(a) Premium Remittance Processing Services Agreement between Liberty Life Assurance Company of Boston and Liberty Mutual Insurance Company (10)

10. Other Material Contracts.

(a)  AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 as of March 21, 2007 by and between AIM Investment Services, Inc. and Liberty Life Assurance Company of Boston  (15)

(b) 2006 Supplemental Agreement as of October 1, 2006 by and between Dreyfus Service Corporation and Liberty Life Assurance Company of Boston (15)

(c) Rule 22c-2 Shareholder Information Agreement as of April 16, 2007 by and between MFS Fund Distributors, Inc. and Liberty Life Assurance Company of Boston (15)

(d) Rule 22c-2 Agreement as of April 16, 2007 by and between Columbia Management Services, Inc. and Liberty Life Assurance Company of Boston (15)

(e) Shareholder Information Agreement as of April 16, 2007 among Franklin/Templeton Distributors, Inc.,Liberty Life Assurance Company of Boston and LLAC Variable Account (15)

11. Legal Opinion.

(a) Opinion of William J. O’Connell, Esquire (7)

12. Actuarial Opinion.

(a) Opinion of Kristin J. Weinhold, FSA, MAAA, CLU (filed herewith)

13. Calculation.

(a) Illustration Sample Calculation (filed herewith)

14. Other Opinions.

(a) Consent of Independent Auditors (filed herewith)

15. Omitted Financial Statements. Not applicable.

16. Initial Capital Agreements. Not applicable.

17. Redeemability Exemption.

(a) Procedures memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) (filed herewith)

18. Powers of Attorney.

(a) Power of Attorney for J. Paul Condrin III, Edmund F. Kelly, A. Alexander Fontanes, Christopher C. Mansfield and Jean M. Scarrow (9)

(b) Power of Attorney for Dennis J. Langwell and Laurance H. S. Yahia (12)

(c) Power of Attorney for Margaret Dillon (filed herewith)

(1) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement of Variable Account J of Liberty Life Assurance Company of Boston (File No. 333-29811; 811-08269), filed on July 17, 1997.

(2) Incorporated by reference to Registration Statement of Variable Account J of Liberty Life Assurance Company of Boston (File No. 333-29811; 811-08269), filed on June 23, 1997.

(3) Incorporated by reference to Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed October 21, 1998.

(4) Incorporated by reference to Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-76931), filed April 23, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-76931), filed August 27, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed April 28, 2000.

(7) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-76931), filed April 28, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed Apri1 11, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed April 18, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed February 18, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 28, 2003.

(12) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 30, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed February 28, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 28, 2006.

(15) Incorporated by reference to Post-Effective Amendment No.10 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 30, 2007.

ITEM 28 — DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Edmund F. Kelly	Chairman of the Board of Directors, President & Chief Executive Officer

Margaret Dillon	Director

Jean M. Scarrow	Director & Chief Operating Officer-Group

A. Alexander Fontanes	Director & Vice President

Dennis J. Langwell	Director & Vice President

J. Paul Condrin, III	Director

Christopher C. Mansfield	Director

Gary J. Ostrow	Vice President

Douglas J. Wood	Vice President, Chief Financial Officer and Comptroller

Dexter R. Legg	Vice President and Secretary

Laurance H. S. Yahia	Treasurer

Ronald D. Ulich	Assistant Treasurer

William J. O’Connell	Assistant Secretary

James R. Pugh	Assistant Secretary

Charlene M. Albanese	Assistant Secretary

Katherine L. Flora	Assistant Secretary

Kristin K. Ciotti	Assistant Secretary

The principal business address of each of the foregoing officers and directors is 175 Berkeley Street, Boston, Massachusetts 02117.

ITEM 29 - PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Acronym	Legal Entity Name	Address	Parent Co.	Percentage Ownership By Immediate Insurance Parent Undertaking	US State or Country of Domicile
AISC	Access Insurance Services Co.	One Liberty Centre, Portland, OR 97232	LNW	100%	OR
AMBCO	AMBCO Capital Corporation	350 East 96th Street, Indianapolis, IN 46240	AACC	100%	IL
AFIC	America First Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%	NH

AFLIC	America First Lloyd’s Insurance Company	3400 Waterview Parkway, Suite 200,Richardson, TX 75000-1474	Affiliate Entity**	No Shares		TX
AACC	American Ambassador Casualty Company	3333 Warrenville Road Lisle, IL 60532	PIC	100%		IL
N/A	American Fire and Casualty Company	9450 Seward Road Fairfield, OH 45014	OCIC	100%		OH
AICL	Arlington Insurance Company Ltd.	73 Front St., Hamilton HM11, Bermuda	LMHB	100%		Bermuda
N/A	Avomark Insurance Company	9450 Seward Road Fairfield, OH 45014	OCIC	100%		IN
N/A	Avomark Insurance Agency, LLC	9450 Seward Road Fairfield, OH 45014	Affiliate Entity**	No Shares		OH
BARCO	BARCO Assignments Ltd.	1st Floor, Trident House, Broad Street, St. Michael, Barbados	LLAC	19.92%		Barbados
BHCA	Berkeley Holding Company Associates, Inc.	175 Berkeley Street, Boston, MA 02117	LRE	100%		MA
BMC	Berkeley Management Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%		TX
BCIC	Bridgefield Casualty Insurance Company	2310 Commerce Point Drive, Lakeland, FL 33801	BEIC	100%		FL
BEIC	Bridgefield Employers Insurance Company	2310 Commerce Point Drive, Lakeland, FL 33801	SHS	100%		FL
BDLLC	Brooke Drilling, LLC	175 Berkeley Street, Boston, MA 02117	LEHLLC	100%		DE
CDMI	Cascade Disability Management, Inc.	4601 North East 77th Avenue, Vancouver, WA 98662	LMMC	100%		WA
N/A	Charbella Energy Ltd.	BakerBotts 41 Lothbury London EC2R 7HF	LEHLLC	100%		UK
CIVT	CI Investments Ltd.	13/F DCH Commercial Centre, 25 Westlands Road, Quarry Bay, Hong Kong	LIPL LIIC	99.99 0.01	% %	Hong Kong
CCIC	Colorado Casualty Insurance Company	10700 East Geddes Ave., Englewood, CO 80112	LMIC	100%		CO
CAISCA	Companies Agency Insurance Services of California	2000 Westwood Drive, Wausau, WI 54401	WSC	100%		CA
CAAL	Companies Agency of Alabama, Inc.	Suite 161, Montlimar Place 1100 Montlimar Drive Mobile, AL 36609	WSC	100%		AL
CAGA	Companies Agency of Georgia, Inc.	Suite 300, 925 North Point Parkway Alpharetta, GA 30055	WSC	100%		GA
CAKY	Companies Agency of Kentucky, Inc.	Suite 601, 9200 Shelbyville Road Louisville, KY 40222-5144	WSC	100%		KY
CAMA	Companies Agency of Massachusetts, Inc.	34 Crosby Drive Bedford, MA 01730-1402	WSC	100%		MA
CAMI	Companies Agency of Michigan, Inc.	Suite 370, One Towne Square 26100 Northwestern Highway Southfield, MI 48076	WSC	100%		MI
CANY	Companies Agency of New York, Inc.	1000 Pittsford-Victor Road Pittsford, NY 14534	WSC	100%		NY
CAPA	Companies Agency of Pennsylvania, Inc.	Suite 122, Penn Center West Four Pittsburgh, PA 15276	WSC	100%		PA
CAPX	Companies Agency of Phoenix, Inc.	2000 Westwood Drive, Wausau, WI 54401	WSC	100%		AZ
CIC	Consolidated Insurance Company	350 E. 96th Street, Indianapolis, IN 46240	IIC	100%		IN
CVC	Copley Venture Capital, Inc.	175 Berkeley Street, Boston, MA 02117	LFSI	100%		MA
CSC	Countrywide Services Corporation	2000 Westwood Drive, Wausau, WI 54401	WSC	100%		DE

DSI	Diversified Settlements, Inc.	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%		NH
EIOW	Employers Insurance Company of Wausau	2000 Westwood Drive, Wausau, WI 54401	LMGI	100%		WI
EIC	Excelsior Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%		NH
FSAI	First State Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%		KY
FLSAI	Florida State Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%		FL
N/A	Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros	Paseo de las Estrellas, n4 28042 Madrid, Spain	LSCSYR	100%		Spain
GLOBE	Globe American Casualty Company	6281 Tri-ridge Blvd., Loveland, OH	PIC	100%		OH
GEIC	Golden Eagle Insurance Corporation	525 B Street, San Diego, CA 92101	LMIC	100%		CA
GSAIFI	Gulf States AIF, Inc.	3400 Waterview Parkway, Suite 200, Richardson, TX 75000-1474	LIHUSP&C	100%		TX
HSIC	Hawkeye-Security Insurance Company	N14 W24200 Tower Place, Pewaukee, WI 53072	PIC	100%		WI
HIA	Helmsman Insurance Agency LLC	175 Berkeley Street, Boston, MA 02117	LCS	100%		MA
HMSI	Helmsman Management Services LLC	175 Berkeley Street, Boston, MA 02117	LCS	100%		MA
HSHF	Heritage Summit Health Care, Inc.	2310 Commerce Point Drive Lakeland, FL 33801	SCI	100%		FL
HYIALLC	High Yield Investment Advisors, LLC	175 Berkeley Street, Boston, MA 02117	AFIC AACC PIIC BCIC BEIC CCIC CIC EIOW EIC GLOBE GEIC IIC LICA LIC LIUI LLAC LMIC LNW CUMIS LSIC LM M&B MAFCC MWIC MIDC MMIC PIC SDIC FIRST TNIC HSIC WBIC WGIC WUIC	2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94 2.94	% % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % % %	DE
IIC	Indiana Insurance Company	350 E. 96th Street, Indianapolis, IN 46240	LIHUSP&C	100%		IN
ISG	Inversora Segucar C.A.	Torre Seguros Caracas, Nivel C-4, Centro Commercial Parque Canaima, Avenida Francisco de Miranda, Los Grandes, Caracas, 1060 Venezuela	CAVSC	99.99%		Venezuela
KHLLC	Kellen Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LEHLLC	100%		DE
N/A	Keter Consulting LLC	2711 Centerville Rd, Ste 400 Wilmington DE 19808	HMSI	100%		DE
KTCL	Kritiya Tun Company Ltd	87/1 Capitol Tower, All Seasons Place, 18th Floor, Wireless Road, Khwaeng Lumpini, Khet Pathumwan, Bangkok, Thailand	LIHKL	48.99%		Thailand

LLIB	La Libertad Compania de Inversiones y Servicios S.A.	Avenida Calle 72 # 10-07, Bogota, D.C. Republica de Colombia	LSEG VIDA LICOL	49.74 9.5 40.72	% % %	Colombia
LEXCO	Lexco Limited	73 Front Street, Hamilton HM11, Bermuda	LMHC	100%		Bermuda
LICOL	LI (Colombia) Holdings Limited	Cannon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda	LATIN	100%		Bermuda
ART	Liberty ART Sociedad Anonima	Av Leandro N. Alem 518, 6th Floor, Buenos Aires, Argentina	LATIN	99.99%		Argentina
LAC	Liberty Assignment Corporation	175 Berkeley Street, Boston, MA 02117	LLAC	100%		DE
N/A	Liberty Brasil Investimentos e Participacoes Ltda	c/o Liberty Mutual Insurance Company 175 Berkeley Street Boston, MA 02117	LMIC	99.9%		Brazil
LCLLC	Liberty China LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%		DE
CITYH	Liberty Citystate Holdings Pte Ltd.	51 Club Street #03-00, Liberty House, Singapore 069428	LIAPHI	100%		Singapore
LCSGSA	Liberty Compania de Seguros Generales S.A.	Hendaya 60, 10th Floor, Las Condes, Santiago, Chile	LICSA	99.99%		Chile
LCCL	Liberty Corporate Capital Ltd	4th Floor, 1 Minister Court, Mincing Lane, London, EC3R 7YE	LIHI	100%		UK
LCS	Liberty Corporate Services LLC (fka Liberty Corporate Services Inc.) (fka Liberty Property-Casualty Holdings Inc.)	175 Berkeley Street, Boston, MA 02117	LMGI	100%		MA
LCMIC	Liberty County Mutual Insurance Company	175 Berkeley St., Boston, MA 02117	Affiliate Entity*	No Shares		TX
LESLLC	Liberty Employers Services, LLC	1 Liberty Centre, Portland, OR 97232	Affiliate Entity*	No Shares		OR
N/A	Liberty Energy Canada, Inc.	175 Berkeley Street Boston, MA 02117	LEHLLC	100%		MA
LEHLLC	Liberty Energy Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%		DE
N/A	Liberty Energy, LLC	175 Berkeley Street Boston, MA 02117	LEHLLC	100%		MA
LFSI	Liberty Financial Services, Inc	175 Berkeley Street, Boston, MA 02117	LCS	100%		MA
N/A	Liberty/Hoffman Estates LLC	2711 Centerville Rd, Ste 400 Wilmington, DE 19808	LREHLLC	100%		DE
LHGI	Liberty Hospitality Group, Inc.	175 Berkeley Street, Boston, MA 02117	LMEC	100%		DE
LIT	Liberty Information Technology, Ltd	9-21 Adelaide Street, Belfast, Northern Ireland BT1 2DJ	LMIC	100%		UK
N/A	Liberty Insurance Company Limited	35/F Kingrun Hilton Tower, 131 Zhongsham San Road, Yuzhong District, Chongqing, P.R. China	LMIC	100%		China
LICA	Liberty Insurance Company of America	175 Berkeley Street, Boston, MA 02117	LMIC	100%		IL
LIC	Liberty Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%		IL
LIH	Liberty Insurance Holdings, Inc.	175 Berkeley Street, Boston, MA 02117	LMIC	100%		DE
N/A	Liberty Insurance Limited	E. Town Building, 6th Floor 364 Cong Hoa Street Tan Binh District Ho Chi Minh City, Vietnam	LIHI	100%		Vietnam
LIPL	Liberty Insurance Pte Ltd	51 Club Street #03-00, Liberty House, Singapore 069428	CITYH	100%		Singapore
LIUI	Liberty Insurance Underwriters Inc.	55 Water Street, 18th Floor, New York, NY 10041	LMIC	100%		NY
N/A	Liberty International Argentina Holdings S.A.	Av. Leandro N. Alem 518 12th Floor Buenos Aires, Argentina	LISHLLC LIHI	90 10	% %	Argentina
LIHKL	Liberty International (HK) Limited	13/F DCH Commercial Centre, 25 Westlands Road, Quarry Bay, Hong Kong	LIAPHI LIISLSCS	85.37 14.63	% %	Hong Kong
LISHLLC	Liberty International (Spain) Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LIHI	100%		DE

LIAPHI	Liberty International Asia Pacific Holdings LC	175 Berkeley Street, Boston, MA 02117	LIHI	100%		DE
LTDA	Liberty International Brasil Ltda.	Rua Dr. Geraldo Campos Moreira, No. 110, 12th Floor, City of Sao Paulo, State of Sao Paulo, Brazil 04571-020	LIISLSCS LIHI	71.5 28.5	% %	Brazil
LICSA	Liberty International Chile S.A.	Hendaya 60, 10th Floor, Las Condes, Santiago, Chile	LIHI LATIN	99.99 .01	% %	Chile
LIHI	Liberty International Holdings Inc.	175 Berkeley Street, Boston, MA 02117	LIHLLC	100%		DE
LIHLLC	Liberty International Holdings LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100		DE
LIISL	Liberty International Iberia, S.L.	Calle Obenque, 2, Madrid, Spain 28042	LISHLLC	100%		Spain
LIISLSCS	Liberty International Iberia, S.L. S.C.S.	Calle Obenque, 2, Madrid, Spain 28042	LIHI LISHLLC LIISL	92.69 7.30 0.0000003	% % %	Spain
LIIC	Liberty International Insurance Company Ltd.	Guild House, International Financial Services Centre, Dublin 1, Ireland	LIIHL	99.99%		Ireland
LIILHK	Liberty International Insurance Ltd.	13/F DCH Commercial Centre, 25 Westlands Road, Quarry Bay, Hong Kong	CITYH CIVT	32 68	% %	Hong Kong
LIIHL	Liberty International Ireland Holdings Ltd.	Guild House, International Financial Services Centre, Dublin 1, Ireland	LIHI	100%		Ireland
LATIN	Liberty International Latin America Holdings, LLC	175 Berkeley Street, Boston, MA 02117	LIHI	100%		DE
LINTU	Liberty International Underwriters Ltd. (fka Fleet Safety Services Ltd.)	Guild House, International Financial Services Centre, Dublin 1, Ireland	LIIHL	99.99%		Ireland
LIUS	Liberty International Underwriting Services Ltd	3rd Floor, St. Michaels House, One George Yard, London EC3V 9DF	LMIC	100%		UK
N/A	Liberty Investment Re LLC	175 Berkeley Street Boston, MA 02117	LMIC	100%		DE
LLAC	Liberty Life Assurance Company of Boston	175 Berkeley Street, Boston, MA 02117	LMIC LMFIC	90 10	% %	MA
LLDLLC	Liberty Life Distributors LLC	175 Berkeley Street, Boston, MA 02117	LLAC	100%		DE
LLHI	Liberty Life Holdings Inc. (fka Liberty Mutual Property – Casualty Holding Corporation)	175 Berkeley Street, Boston, MA 02117	LCSI	100%		DE
LLSLLC	Liberty Life Securities LLC	175 Berkeley Street, Boston, MA 02117	LLAC	100%		DE
LLOYDS	Liberty Lloyds of Texas Insurance Company	175 Berkeley Street, Boston, MA 02117	Affiliate Entity**	No Shares		TX
LMS	Liberty Management Services, Inc.	One Liberty Centre, Portland, OR 97232	LNW	100%		OR
LMHI	Liberty Mexico Holdings Inc.	175 Berkeley Street, Boston, MA 02117	LIHI	100%		MA
N/A	Liberty/Milwaukee LLC	2711 Centerville Rd, Suite 400 Wilmington DE 19808	LREHLLC	100%		DE
LMHSA	Liberty Mexico Holdings S.A. de C.V.	Montes Urales 470-1 Lomas de Chapultepec 1100 Mexico, D.F. Mexico	LMHI LATIN	99.99 0.01	% %	Mexico
LMCH	Liberty Mutual Captive Holdings LLC (fka Wausau Holdings Inc.)	175 Berkeley Street Boston, MA 02117	LMIC	100%		DE
LMCILLC	Liberty Mutual Community Investors, LLC	175 Berkeley Street, Boston, MA 02117	LMIA	100%		DE
LMEC	Liberty Mutual Equity LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%		MA
FIRE	Liberty Mutual Fire Insurance Company	175 Berkeley Street, Boston, MA 02117	LMGI	100%		WI

LMGI	Liberty Mutual Group Inc.	175 Berkeley Street, Boston, MA 02117	LMHCMHI	100%		MA
LMHCI	Liberty Mutual Holding Company Inc.	175 Berkeley Street, Boston, MA 02117	N/A			MA
LMHB	Liberty Mutual Holdings (Bermuda) Ltd (fka Liberty Mutual Management (Bermuda) Ltd.)	Maxwell Roberts Building 4th Floor, 1 Church Street Hamilton HM 11	LMCHLLC	100%		Bermuda
LMIC	Liberty Mutual Insurance Company	175 Berkeley Street, Boston, MA 02117	LMGI	100%		MA
LME	Liberty Mutual Insurance Europe Limited (fka Liberty Mutual Insurance Company (UK) Ltd.)	3rd Floor, 2 Minister Court, Mincing Lane, London, EC3R 7YE	LIHI	100%		UK
LMIA	Liberty Mutual Investment Advisors LLC	175 Berkeley Street, Boston, MA 02117	LMIC	100%		MA
LMMC	Liberty Mutual Managed Care, Inc.	175 Berkeley Street, Boston, MA 02117	LMIC	100%		MA
LMMB	Liberty Mutual Management (Bermuda) Ltd (fka Liberty International Management (Bermuda) Ltd.)	Maxwell Roberts Building 4th Floor, 1 Church Street Hamilton HM 11	LMHB	100		Bermuda
N/A	Liberty Mutual Management (Cayman) Ltd.	M&C Corporate Services P O Box 309GT, Ugland House South Church Street, George Town Grand Cayman, Cayman Islands	LMHB	100%		Cayman Islands
LMM	Liberty Mutual Management (South Carolina) LLC	5000 Thurmond Mall Boulevard Columbia, SC 29201	LMCH	100%		SC
N/A	Liberty Mutual Management (Vermont) LLC	28 Walnut Street, Suite 210 Williston, VT 05495	LMCH	100%		VT
M&B	Liberty Mutual Mid-Atlantic Insurance Company (fka Merchants and Business Men's Mutual Insurance Company	175 Berkeley Street Boston, MA 02117	Affiliate Entity*	No Shares		PA
N/A	Liberty Mutual Personal Insurance Company	175 Berkeley Street Boston, MA 02117	LMGI	100%		MA
LNW	Liberty Northwest Insurance Corporation	One Liberty Centre, Portland, OR 97232	LMIC	100%		OR
LPDIL	Liberty Pacific Direct Investments Limited	33/F Jardine House, 1 Connaught Place, Central, Hong Kong	LMIC	100%		Hong Kong
CUMIS	Liberty Personal Insurance Company (formerly CUMIS)	175 Berkeley Street, Boston, MA 02117	LMIC	100%		MI
LRBL	Liberty Re (Bermuda) Limited	Maxwell Roberts Building 4th Floor, 1 Church Street Hamilton HM 11	LMIC	100%		Bermuda
LREHLLC	Liberty Real Estate Holdings LLC	2711 Centerville Road, Suite 400 Wilmington DE 19808	LMIC	100%		DE
LCRMS	Liberty Risk Services Argentina S.A. (formerly known as Liberty Consulting & Risk Management Services S.A.)	Av. Leandro N. Alem 518, 6th Floor, Buenos Aires, Argentina	LATIN LIHI	90 10	% %	Argentina
LRSV	Liberty Risk Services de Venezuela S.A.	Avenida Francisco de Miranda, Torre Seguros Venezuela, Nivel C-4, Centro Commercial El Parque, Los Palas Grandes, Caracas, Venezuela 1060	LATIN	100%		Venezuela
LSII	Liberty Sanibel II Limited Partnership	175 Berkeley Street, Boston, MA 02117	LMEC LREP	89.9 10.1	% %	MA
LSASA	Liberty Seguros Argentina, S.A	Av. Leandro N. Alem 518, 6th Floor, Buenos Aires, Argentina	LATIN	99.99%		Argentina

VIDA	Liberty Seguros de Vida, S.A.	Avendia Calle 72 #10-07, Bogota, D.C. Republica de Colombia	LSEG LILA	57.59 42.41	% %	Colombia
PAUL	Liberty Seguros S.A. (fka Liberty Paulista Seguros S.A.) (fka Compania Paulista de Seguros)	Rua Dr. Geraldo Campos Moreira 110, Brooklin Novo Sao Paulo Brazil 04571-020	LIBL	100%		Brazil
LSEG	Liberty Seguros S.A.	Avendia Calle 72 #10-07, Bogota, D.C. Republica de Colombia	LILA LICOL	94.71 5.26	% %	Colombia
LESSA	Liberty Seguros, S.A. (fka Liberty Europeia de Seguros, S.A.)	Avenida Fontes Pereira de Melo, n. 6 Freguesia Coracao de Jesus, Lisboa, Portugal	LSCSYR	100%		Portugal
LSCSYR	Liberty Seguros Compania de Seguros y Reaseguros, S.A (fka Liberty Insurance Compania de Seguros y Reaseguros, S.A.)	Calle Obenque Numero 2, Madrid 28042, Spain	LSIG	93.3%		Spain
N/A	Liberty Sigorta Anonim Sirketi (fka Seker Sigorta Anonim Sirketi)	Meclisi Mebusan Caddesi, No. 87 34433 Salipazari-Beyoglu/Istanbul Turkey	LSCSYR	90.45%		Turkey
LSIG	Liberty Spain Insurance Group LLC	175 Berkeley Street, Boston, MA 02117	LIHI	100%		DE
WB	Liberty Sponsored Insurance (Vermont) Inc. (fka Wausau (Bermuda) Ltd.)	28 Walnut Street, Suite 210 Williston, VT 05495	LMIC	100%		VT
N/A	Liberty Structured Holdings LLC	2711 Centerville Road, Suite 400 Wilmington, DE 19808	LMIC	100%		DE
LSIC	Liberty Surplus Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%		NH
LSML	Liberty Syndicate Management Ltd.	1 Minster Court, Mincing Lane, London, EC3R 7YE	LIHI	100%		UK
LSSL	Liberty Syndicate Services Limited	1 Minster Court, Mincing Lane, London, EC3R 7YE	LCCL	100%		UK
LUSA	Liberty-USA Corporation	175 Berkeley Street, Boston, MA 02117	PIC	100%		DE
N/A	Liberty/Warrenville LLC	2711 Centerville, Ste 400 Wilmington DE 19808	LREHLLC	100%		DE
N/A	LIBSAT Consortium Managers Limited	5th Floor, One Minster Court Mincing Lane London, EC3R 7AA England	LSML	100%		UK
LICP&C	LIH US P&C Corporation	175 Berkeley Street, Boston, MA 02117	LIH	100%		DE
LIHRE	LIH-Re of America Corporation	62 Maple Avenue, Keene, NH 03431	LUSA	100%		DE
LILA	LILA (Colombia) Holdings Limited	Cannon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda	LATIN	100%		Bermuda
CATX	LIU Specialty Insurance Agency Inc. (fka LIU Specialty Agency, Inc.) (fka Companies Agency of Texas, Inc.)	8350 North Central Expressway, Suite 850, Dallas, TX 75206	LCSI	100%		TX
LMGIC	LM General Insurance Company (fka Prudential General Insurance Company)	175 Berkeley Street, Boston, MA 02117	LMIC	100%		DE
LM	LM Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%		IA
LMPIC	LM Personal Insurance Company (fka Prudential Commercial Insurance Company)	175 Berkeley Street, Boston, MA 02117	LMIC	100%		DE
LMPCIC	LM Property and Casualty Insurance Company (fka Prudential Property and Casualty Insurance Company)	175 Berkeley Street, Boston, MA 02117	LMIC	100%		IN

LMG	LMG Insurance Co Ltd (fka Narai International Insurance Company Limited)	2 Jasmine City Building, 14th-15th Floor, Soi Sukhumvit 23 (Prasanmitr), Sukhumvit Road, Klongtoey Nua Khet Wattana, Bankok Metropolis	TKCL LIAPHI	74.99 24.99	% %	Thailand
LMHCMHI	LMHC Massachusetts Holdings Inc.	175 Berkeley Street, Boston, MA 02117	LMHCI	100%		MA
N/A	LMIA Coinvestment LLC	175 Berkeley Street Boston, MA 02117	LMIC	100%		DE
N/A	LMIA Coinvestment LP	175 Berkeley Street Boston MA 02117	LMIC FIRE	99 1	% %	DE
LREP	LRE Properties, Inc.	175 Berkeley Street, Boston, MA 02117	LMEC	100%		MA
MIS	Marine Insurance Services Pte. Ltd.	20 Cecil Street, #18-01, The Exchange, Singapore 049705	LME	50%		Singapore
MHG	Merchants Holding Corporation	2201 North Front Street, Harrisburg, PA 17110	M&B	100%		PA
MAAI	Mid-American Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%		IN
MAFCC	Mid-American Fire & Casualty Company	6281 Tri-ridge Blvd., Loveland, OH 45140	MWIC	100%		OH
MAI	Missouri Agency, Inc.	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%		MO
MMIC	Montgomery Mutual Insurance Company	6230 Old Dobbin Lane, Suite 200 Columbia, MD 21044	Affiliate Entity*	No Shares		MD
NIA	National Insurance Association	350 East 96th Street, Indianapolis, IN 46240	Affiliate Entity**	No Shares		IN
NPIN	North Pacific Insurance Company	1 Liberty Centre, Portland, OR 97232	LNW	100%		OR
N/A	Ocasco Budget, Inc.	9450 Seward Road Fairfield, OH 45014	OCIC	100%		OH
N/A	OCI Printing, Inc.	9450 Seward Road Fairfield, OH 45014	OCC	100%		OH
OCC	Ohio Casualty Corporation	175 Berkeley Street Boston, MA 02117	LMIC FIRE EICOW PIC	78 6 8 8	% % % %	OH
N/A	Ohio Casualty of New Jersey, Inc.	9450 Seward Road Fairfield, OH 45014	OCIC	100%		OH
N/A	Ohio Security Insurance Company	9450 Seward Road Fairfield, OH 45014	OCIC	100%		OH
OAC	Oregon Automobile Insurance Company	1 Liberty Centre, Portland, OR 97232	LNW	100%		OR
PIIC	Peerless Indemnity Insurance Company	3333 Warrenville Road, Lisle, IL 60532	LUSA	100%		IL
PIC	Peerless Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%		NH
SDIC	San Diego Insurance Company	525 B Street, San Diego, CA 92101	GEIC	100%		CA
CAVSC	Seguros Caracas de Liberty Mutual S.A.	Torre Seguros Caracas, Nivel C-4, Centro Comercial Parque Canaima, Avenida Francisco de Miranda, Los Palos Grandes, Caracas, 1060 Venezuela	LATIN	99.10%		Venezuela
N/A	Sebim Seker Bilgi Islem ve Temizlik Hizmetleri Ticaret Anonim Sirketi	Meclisi Mebusan Caddesi, No. 87 34433 Salipazari-Beyoglu/Istanbul Turkey	Liberty Sigorta Anonim Sirketi	99.6%		Turkey
N/A	Seker Hayat Sigorta Anonim Sirketi	Meclisi Mebusan Caddesi, No. 87 34433 Salipazari-Beyoglu/Istanbul Turkey	Liberty Sigorta Anonim Sirketi	98.76%		Turkey

N/A	Seker Sigorta (Kibris) Limited	Ilhan Savut Sol. No. 7 Koskluciftlik Nicosia Cyprus Mersin 10-Turkey	Liberty Sigorta Anonim Sirketi Seker Hayat Sigorta Anonim Sirketi	49.99 0.001	% %	Turkey
N/A	Servihogar Gestion 24 Horas S.L. (fka Universal Asistencia al Hogar S.L.)	Avenida dels Vents n9-13B, 5ª planta Badalona, Barcelona Spain	Liberty Seguros Compania de Seguros y Reaseguros, S.A.	40%		Spain
SJICL	St. James Insurance Company Ltd.	Maxwell Roberts Building 4th Floor, 1 Church Street Bermuda	LMGI	100%		Bermuda
SJALLC	St. James/Arlington Management LLC	175 Berkeley Street Boston, MA 02117	LMIC	100%		MA
SJARELP	St. James/Arlington Real Estate Limited Partnership	175 Berkeley Street Boston, MA 02117	LMIC FIRE SJALLC	92 5 3	% % %	MA
SAII	State Agency, Inc. (Indiana)	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%		IN
SAWI	State Agency, Inc. (Wisconsin)	350 E. 96th Street, Indianapolis, IN 46240	LUSA	100%		WI
SCI	Summit Consulting, Inc.	2310 Commerce Point Drive Lakeland, FL 33801	LCS	100%		FL
SCIL	Summit Consulting, Inc. of Louisiana	9434 Interline Ave Baton Rouge, LA 70809	SCI	100%		LA
SHS	Summit Holding Southeast, Inc.	175 Berkeley Street Boston, MA 02117	LMIC	100%		FL
TEILLC	Tara Energy Investments, LLC	175 Berkeley Street, Boston, MA 02117	LEHLLC	100%		DE
N/A	The Capitol Agency, Inc. (Arizona Corporation)	350 E. 96th Street Indianapolis, IN 46240	LUSA	100%		AZ
N/A	The Capitol Agency, Inc. (Ohio Corporation)	350 E. 96th Street Indianapolis, IN 46240	LUSA	100%		OH
N/A	The Capitol Agency, Inc. (Tennessee Corporation)	350 E. 96th Street Indianapolis, IN 46240	LUSA	100%		TN
FIRST	The First Liberty Insurance Corporation	175 Berkeley Street, Boston, MA 02117	LMIC	100%		IA
MWIC	The Midwestern Indemnity Company	6281 Tri-Ridge Blvd., Loveland, OH 45140	PIIC	100%		OH
TNC	The National Corporation	350 East 96th Street, Indianapolis, IN 46240	LUSA	100%		IN
TNIC	The Netherlands Insurance Company	62 Maple Avenue, Keene, NH 03431	LIHUSP&C	100%		NH
OCIC	The Ohio Casualty Insurance Company	9450 Seward Road Fairfield, OH 45014	OCC	100%		OH
N/A	The Ohio Life Brokerage Services, Inc.	9450 Seward Road Fairfield, OH 45014	OCC	100%		KY
SIG	The Stuart Insurance Group Ltd.	Maxwell Roberts Building 4th Floor, 1 Church Street Hamilton HM 11	LMHB	19.50%		Bermuda
TKCL	Tun Kaokali Company, Ltd	87/1 Capitol Tower, All Seasons Place, 18th Floor, Wireless Road, Khwaeng Lumpini, Khet Pathumwan, Bangkok, Thailand	KTCL	99.99%		Thailand
WBIC	Wausau Business Insurance Company	2000 Westwood Drive, Wausau, WI 54401	WSC	100%		WI
WGIC	Wausau General Insurance Company	2000 Westwood Drive, Wausau, WI 54401	WSC	100%		WI

WICUK	Wausau Insurance Co. (U.K.) Limited	2000 Westwood Drive, Wausau, WI 54401	LMIC	100%	UK
WSC	Wausau Service Corporation	2000 Westwood Drive, Wausau, WI 54401	LMIC	100%	WI
WSA	Wausau Signature Agency Inc. (fka Companies Agency, Inc.)	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	WI
WUIC	Wausau Underwriters Insurance Company	2000 Westwood Drive, Wausau, WI 54401	WSC	100%	WI
N/A	West American Insurance Company	9450 Seward Road Fairfield, OH 45014	OCIC	100%	IN

*          Controlled by virtue of a majority of its board of directors consisting of employees of Liberty Mutual Insurance Company.

* *          Controlled by attorney in fact being a 100% owned subsidiary of Liberty Mutual Insurance Company

ITEM 30 - INDEMNIFICATION

Article XV of Liberty Life Assurance Company of Boston’s By-Law provides: “The company shall, except as hereinafter provided, indemnify and reimburse each director, former director, officer and former officer, and his heirs and legal representatives, for and against all loss, liability and expense, whether heretofore or hereafter imposed upon or incurred by him in connection with any pending or future action, suit, proceeding or claim in which he may be involved, or with which he may be threatened, by reason of any alleged act or omission as a director or an officer of the company. Such loss, liability and expense shall include, but not be limited to, judgments, court costs, attorneys’ fees and the cost of reasonable settlements. Such indemnification and reimbursement shall not cover (a) judgments, expenses or liabilities, rendered, imposed or incurred in connection with any item or matter as to which such director or officer shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the company; or (b) loss, liability or expense imposed or incurred in connection with any item or matter which shall be settled without final adjudication unless such settlement shall have been approved as in the best interests of the company (1) by vote of the board at a meeting in which no director participates against whom as such director any suit or proceeding on the same or similar grounds is then pending or threatened or (2) by vote of the stockholders. The foregoing rights of indemnification and reimbursement shall be in addition to any rights to which any director, former director, officer or former officer, and the heirs and legal representatives of each, may otherwise be entitled as a matter of law.”

“Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Section 12.2 of the Operating Agreement for Liberty Life Securities LLC (together with any successor company, the “Company”) states: “Indemnification. (a) The Managers shall be fully indemnified, defended and held harmless, absolutely, irrevocably and forever, by the Company from and against any and all claims, demands, liabilities, costs, damages and causes of action, of any nature whatsoever, arising out of or incidental to the Manager’s management of the Company affairs, except where the claim at issue is based upon the fraud, gross negligence or willful misconduct of a Manager, or the breach by a Manager of any provision of this Agreement, the result of which is adverse to the Company or to any Manager. (b) The indemnification provided by Subsection 12.2 (a) shall be made solely and entirely from assets of the Company, and no Member shall be personally liable to the indemnitee in connection therewith. (c) In any proceeding brought by or in the right of the Company or brought by or on behalf of Members, there shall not be any damages assessed against a Manager or a Member arising out of any transaction, occurrence or course of conduct. The aforesaid elimination of liability of a Manager or a Member shall not be applicable if the Manager or Member engaged in fraud, gross negligence, willful misconduct or the breach of any provision of this Agreement.”

ITEM 31 - PRINCIPAL UNDERWRITER

(a) Other Activity. Not applicable

(b) Management. The following information is provided with respect to the officers and directors of Liberty Life Securities LLC,(“LLS”) successor to Liberty Life Distributors LLC (“LLD”), which merged with LLS effective February 29, 2008.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER

J. Paul Condrin, III	Chairman of the Board of Managers

Margaret Dillon	Manager and Treasurer

William J. O’Connell	Manager and Assistant Secretary

Steven M. Sentler	Manager

John T. Treece	Manager and President

Laurance H. S. Yahia	Assistant Treasurer

Douglas J. Wood	Vice President, Chief Financial Officer and Comptroller

Dexter R. Legg	Vice President and Secretary

Anne G. Delaney	Vice President — Administration

Gary J. Ostrow	Vice President

William J. Dauksewicz	Chief Compliance Officer

James R. Pugh	Assistant Secretary

Lee W. Rabkin	Assistant Secretary

Kristin K. Ciotti	Assistant Secretary

Lisa Meloon	Assistant Secretary

The principal business address of Mr. Treece is 100 Liberty Way, Dover, New Hampshire 03820-5808. The principal business address of the remaining officers and managers is 175 Berkeley Street, Boston, Massachusetts 02117.

(c) Compensation from the Registrant. The following table shows all commissions and other compensation received by Liberty Life Distributors LLC, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

(1) NAME OF PRINCIPAL UNDERWRITER	(2) NET UNDERWRITING DISCOUNTS AND COMMISSIONS	(3) COMPENSATION ON REDEMPTION	(4) BROKERAGE COMMISSIONS	(5) OTHER COMPENSATION

Liberty Life Distributors LLC
2007	$0	$0	$452,759	$0

2006	$0	$0	$491,626	$0

2005	$0	$0	$488,526	$0

LLD, and LLS (LLD’s replacement as underwriter effective January 1, 2008 and successor to LLD based on merger effective February 29, 2008) pay out all commissions received to the selling broker-dealers.

ITEM 32 - LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained by Liberty Life Assurance Company of Boston at 100 Liberty Way, Dover, New Hampshire 03820 or at 175 Berkeley Street, Boston, Massachusetts 02117.

ITEM 33 - MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 34 - FEE REPRESENTATION

Liberty Life Assurance Company of Boston hereby represents that the fees and charges deducted under the Flexible Premium Variable Life Insurance Contracts hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Liberty Life Assurance Company of Boston.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 29th day of April 2008.

By:	LLAC Variable Account
Registrant

By:	/s/ William J. O’Connell
William J. O’Connell General Counsel and Assistant Secretary

By:	Liberty Life Assurance Company of Boston
Depositor

By:	/s/ William J. O’Connell
William J. O’Connell

General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2008.

/s/ Edmund F. Kelly*
Edmund F. Kelly

President, Chief Executive Officer and Chairman of the Board

/s/ J. Paul Condrin*
J. Paul Condrin, III
Director and Vice President

/s/ Margaret Dillon*
Margaret Dillon Director

/s/ Dennis J. Langwell*
Dennis J. Langwell Director and Vice President

/s/ A. Alexander Fontanes*
A. Alexander Fontanes Director and Vice President

/s/ Christopher C. Mansfield*
Christopher C. Mansfield Director

/s/ Jean M. Scarrow*
Jean M. Scarrow Director and Chief Operating Officer – Group

/s/ Laurance H. S. Yahia*
Laurance H. S. Yahia Treasurer

*By:	/s/ William J. 0’Connell
William J. O’Connell
General Counsel and Assistant Secretary
Attorney-in-fact
Pursuant to Power of Attorney

*William J. O’Connell has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 18 of this Registration Statement.

EXHIBIT INDEX

3 3	(b) Form of Broker-Dealer and General Agent Sales Agreement (d) Amendment No. 1 to Distribution Agreement

5	(b) Specimen Variable Life Insurance Supplemental Application

8 8 12

(a)(5) Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Liberty Life Assurance Company of Boston and Liberty Life Securities LLC

(f)(3) Amendment to Participation Agreement effective June 5, 2007 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Liberty Life Assurance Company of Boston.

(a) Opinion of Kristin J. Weinhold, FSA, MAAA, CLU

13	(a) Illustration Sample Calculation

14 17 18	(a) Consent of Independent Auditor (a) Procedures memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) (c) Power of Attorney for Margaret Dillon